UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
The Securities Exchange Act of 1934
(Amendment No. )

_____________________________

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-12
PRINCIPAL FUNDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all the boxes that apply):
[X]    No fee required.
[ ]    Fee paid previously with preliminary materials.
[ ]    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Principal Funds, Inc. 711 High Street, Des Moines, IA 50392 515 247 5111 tel
March 6, 2023
Dear Shareholder:
We cordially invite you to attend a joint annual meeting of shareholders (including any adjournments or postponements, the "Meeting") of each series of Principal Funds, Inc. (“PFI”), Principal Variable Contracts Funds, Inc. ("PVC"), Principal Exchange-Traded Funds ("PETF"), and of the Principal Diversified Select Real Asset Fund ("PDSRA"), all investment companies registered under the Investment Company Act of 1940, as amended, and advised by Principal Global Investors, LLC, on April 26, 2023 at 10:00 a.m. Central Time, at 801 Grand Avenue, Des Moines, Iowa 50392.
The enclosed proxy materials relate to only PFI and are being sent only to the PFI shareholders that owned shares of any series of PFI (each, a "Fund" and, collectively, the "Funds") as of the close of business on February 27, 2023, the record date for the Meeting (the "Record Date"). PFI shareholders that owned shares of any series of PVC or PETF, or shares of PDSRA, as of the Record Date will separately receive proxy materials for PVC and/or PETF and/or PDSRA. References in these proxy materials to a "Fund" or the "Funds" and the "Board of Directors" are to PFI Fund(s) and the PFI Board of Directors, respectively, unless otherwise indicated.
The purpose of the Meeting for PFI shareholders is to elect the Board of Directors, including four nominees for Independent Director who have not previously been elected by shareholders and two nominees for new Interested Director, and to consider one other proposal, in addition to the transaction of such other business as may properly come before the Meeting.
Proposal Affecting All Funds. Shareholders of all Funds are being asked to:
•Elect thirteen Directors as members of the Board of Directors.
Proposal Affecting Only Certain Funds. Shareholders of all Funds, except Global Sustainable Listed Infrastructure Fund, are being asked to:
•Approve the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with all sub-advisors, regardless of the degree of affiliation, as described in the proposal, on behalf of the Fund without obtaining shareholder approval (all Funds except for Global Sustainable Listed Infrastructure Fund).
Enclosed you will find PFI’s Notice of Joint Annual Meeting of Shareholders, a Proxy Statement, and the proxy card(s) for shares of each Fund you owned as of the close of business on the Record Date. The Proxy Statement provides background information and describes in detail the proposals to be voted on at the Meeting.
The PFI Board of Directors has voted in favor of all the proposals and recommends that you vote “For” all the proposals.
For your shares to be voted at the Meeting, we urge you to read the Proxy Statement and then vote your shares in one of the following three ways:
By Internet: Follow the instructions located on your proxy card(s). Be sure you have your control number, as printed on your proxy card(s), available when you call.
By Phone: The phone number is located on your proxy card(s). Be sure you have your control number, as printed on your proxy card(s), available when you call.
By Mail: Vote, sign, and date your proxy card(s) and return in the postage-paid envelope provided in this proxy package, allowing sufficient time for receipt prior to the Meeting.
You may also vote your shares in person at the Meeting. Shareholders may call 1-833-290-2605 to obtain instructions on how to attend the Meeting and vote their shares in person.

We appreciate you taking the time to respond to this matter. Your vote is important. If you have questions regarding the Meeting or these proxy materials, please call 1-833-290-2605.

Sincerely,

Kamal Bhatia
President and Chief Executive Officer

PRINCIPAL FUNDS, INC.
711 High Street
Des Moines, Iowa 50392
NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

Blue Chip	LargeCap Value III	Principal LifeTime Hybrid 2020
Bond Market Index	MidCap	Principal LifeTime Hybrid 2025
California Municipal	MidCap Growth	Principal LifeTime Hybrid 2030
Capital Securities	MidCap Growth III	Principal LifeTime Hybrid 2035
Core Fixed Income	MidCap S&P 400 Index	Principal LifeTime Hybrid 2040
Core Plus Bond	MidCap Value I	Principal LifeTime Hybrid 2045
Diversified Income (formerly, Global Diversified Income)	Money Market	Principal LifeTime Hybrid 2050
Diversified International	Opportunistic Municipal	Principal LifeTime Hybrid 2055
Diversified Real Asset	Origin Emerging Markets	Principal LifeTime Hybrid 2060
Edge MidCap	Overseas	Principal LifeTime Hybrid 2065
Equity Income	Principal Capital Appreciation	Real Estate Securities
Finisterre Emerging Markets Total Return Bond	Principal LifeTime Strategic Income	SAM Balanced*
Global Emerging Markets (formerly, International Emerging Markets)	Principal LifeTime 2010	SAM Conservative Balanced*
Global Multi-Strategy	Principal LifeTime 2015	SAM Conservative Growth*
Global Real Estate Securities	Principal LifeTime 2020	SAM Flexible Income*
Global Sustainable Listed Infrastructure	Principal LifeTime 2025	SAM Strategic Growth*
Government & High Quality Bond	Principal LifeTime 2030	Short-Term Income
Government Money Market	Principal LifeTime 2035	SmallCap
High Income	Principal LifeTime 2040	SmallCap Growth I
High Yield	Principal LifeTime 2045	SmallCap S&P 600 Index
Inflation Protection	Principal LifeTime 2050	SmallCap Value II
International I	Principal LifeTime 2055	Small-MidCap Dividend Income
International Equity Index	Principal LifeTime 2060	Small-MidCap Growth
International Small Company	Principal LifeTime 2065	Spectrum Preferred and Capital Securities Income
LargeCap Growth I	Principal LifeTime Hybrid Income	Tax-Exempt Bond
LargeCap S&P 500 Index	Principal LifeTime Hybrid 2015
* Strategic Asset Management (SAM) Portfolio.
To the Shareholders:
A joint annual meeting of shareholders of each series of Principal Funds, Inc. ("PFI"), Principal Variable Contracts Funds, Inc., and Principal Exchange-Traded Funds, and of the Principal Diversified Select Real Asset Fund, will be held at 801 Grand Avenue, Des Moines, Iowa 50392 on April 26, 2023 at 10:00 a.m. Central Time (including any adjournments or postponements, the “Meeting”). For PFI, the Meeting is being held to consider and vote on the following matters, as well as any other business that may properly come before the Meeting:
1.Election of the Board of Directors. (Shareholders of all Funds).
2.Approve the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with all sub-advisors, regardless of the degree of affiliation, as described in the proposal, on behalf of the Fund without obtaining shareholder approval. (Shareholders of all Funds, except Global Sustainable Listed Infrastructure Fund).
A Proxy Statement providing information about the above proposals to be voted on at the Meeting is included with this Notice.
Each shareholder of record as of the close of business on February 27, 2023, the record date for the Meeting, is entitled to notice of and to vote at the Meeting. Shareholders may vote their shares, change their vote, and revoke their proxy at any time before it is voted at the Meeting by following the procedures outlined in the accompanying Proxy Statement.

The PFI Board of Directors has voted in favor of all the proposals and recommends that you vote “For” all the proposals.
Your vote is important. No matter how many shares you own, please vote. If you own shares in more than one Fund, you may receive a separate proxy card for each Fund, and you need to return all of the proxy cards (or follow the instructions to vote by telephone or by Internet) To save your Fund(s) from incurring the cost of additional solicitations, please review the materials and vote today.

For the Board of Directors

Beth C. Wilson
Vice President and Secretary

Dated: March 6, 2023

Important Notice Regarding Availability of Proxy Materials for the Joint Annual Meeting of Shareholders to be Held on April 26, 2023.
The Notice of Joint Annual Meeting of Shareholders, Proxy Statement, and Form of Proxy Card are available on the Internet at https://proxyvotinginfo.com/p/principal2023.

TABLE OF CONTENTS

		Page
Introduction		3
Voting Information		4
Proposal 1	Election of the Board of Directors.	6
Proposal 2	Approve the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with all sub-advisors, regardless of the degree of affiliation, as defined in the proposal, on behalf of the Fund without obtaining shareholder approval	19
Independent Registered Public Accounting Firm		23
Other Matters		27
Appendix A	Outstanding Shares and Share Ownership	A-1
Appendix B	Audit Committee Charter	B-1

PRINCIPAL FUNDS, INC.
711 High Street
Des Moines, Iowa 50392

PROXY STATEMENT
JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 26, 2023
_________________
INTRODUCTION

Each series of Principal Funds, Inc. (“PFI”), Principal Variable Contracts Funds, Inc. ("PVC"), Principal Exchange-Traded Funds ("PETF"), and Principal Diversified Select Real Asset Fund ("PDSRA"), will hold a joint annual meeting of shareholders on April 26, 2023 at 10:00 a.m. Central Time, at 801 Grand Avenue, Des Moines, Iowa 50392 (including any adjournments or postponements, the “Meeting”). This Proxy Statement and the accompanying form of proxy card(s) relate to PFI only and are being sent to PFI shareholders on or about March 13, 2023. Separate proxy materials for each of PVC, PETF, and PDSRA are being sent to PVC, PETF, and PDSRA shareholders, respectively.
PFI is a Maryland corporation and an open-end management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). PFI currently offers the following 77 separate series (each, a “Fund” and, collectively, the “Funds”):

Blue Chip*	LargeCap Value III	Principal LifeTime Hybrid 2020
Bond Market Index*	MidCap	Principal LifeTime Hybrid 2025
California Municipal	MidCap Growth	Principal LifeTime Hybrid 2030
Capital Securities*	MidCap Growth III	Principal LifeTime Hybrid 2035
Core Fixed Income	MidCap S&P 400 Index	Principal LifeTime Hybrid 2040
Core Plus Bond	MidCap Value I	Principal LifeTime Hybrid 2045
Diversified Income (formerly, Global Diversified Income)	Money Market	Principal LifeTime Hybrid 2050
Diversified International	Opportunistic Municipal*	Principal LifeTime Hybrid 2055
Diversified Real Asset*	Origin Emerging Markets*	Principal LifeTime Hybrid 2060
Edge MidCap*	Overseas	Principal LifeTime Hybrid 2065
Equity Income	Principal Capital Appreciation	Real Estate Securities
Finisterre Emerging Markets Total Return Bond	Principal LifeTime Strategic Income	SAM Balanced**
Global Emerging Markets (formerly, International Emerging Markets)	Principal LifeTime 2010	SAM Conservative Balanced**
Global Multi-Strategy*	Principal LifeTime 2015	SAM Conservative Growth**
Global Real Estate Securities	Principal LifeTime 2020	SAM Flexible Income**
Global Sustainable Listed Infrastructure*	Principal LifeTime 2025	SAM Strategic Growth**
Government & High Quality Bond	Principal LifeTime 2030	Short-Term Income
Government Money Market	Principal LifeTime 2035	SmallCap
High Income	Principal LifeTime 2040	SmallCap Growth I
High Yield	Principal LifeTime 2045	SmallCap S&P 600 Index
Inflation Protection	Principal LifeTime 2050	SmallCap Value II
International I	Principal LifeTime 2055	Small-MidCap Dividend Income*
International Equity Index*	Principal LifeTime 2060	Small-MidCap Growth*
International Small Company*	Principal LifeTime 2065	Spectrum Preferred and Capital Securities Income*
LargeCap Growth I	Principal LifeTime Hybrid Income	Tax-Exempt Bond
LargeCap S&P 500 Index	Principal LifeTime Hybrid 2015
*      These Funds have a fiscal year end of August 31. For all other Funds, the fiscal year end is October 31.
**     Strategic Asset Management (SAM) Portfolio.

Principal Global Investors, LLC ("PGI") is the investment advisor and fund administrator to each Fund. Principal Funds Distributor, Inc. ("PFD") is the distributor for all share classes of each Fund. PGI and PFD are indirect, wholly owned subsidiaries of Principal Financial Group, Inc. (“PFG”). The address of PFD and PGI is in care of the Principal Financial Group, 711 High Street, Des Moines, Iowa 50392.
PFI will furnish, without charge, copies of its most recent annual and semi-annual shareholder reports to any shareholder upon request. To obtain a copy of a report, please contact PFI by calling the Shareholder Services Department toll free at 1-800-222-5852 or by writing to PFI at P.O. Box 219971, Kansas City, MO 64121-9971. Copies of each Fund's most recent annual and semi-annual shareholder reports can also be obtained at www.PrincipalAM.com/Prospectuses.
Summary of Proposals. The Meeting is being held to consider several proposals. The proposals to be voted upon, and the Funds to which each proposal applies, are set forth below.

	Proposal	Applicable Funds
Proposal 1	Election of the Board of Directors.	Shareholders of all Funds
Proposal 2
Approve the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with all sub-advisors, regardless of the degree of affiliation, as described in the proposal, on behalf of the Fund without obtaining shareholder approval.
Shareholders of all Funds, except Global Sustainable Listed Infrastructure Fund
VOTING INFORMATION
Voting Procedures. This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of PFI. Please vote your shares by returning the enclosed proxy card(s) in the enclosed postage-paid envelope or by following the instructions on the proxy card(s) for voting by telephone or Internet. Shareholders who wish to attend the Meeting in person may call 1-833-290-2605 to obtain instructions on how to attend the Meeting and vote their shares in person.
If you properly complete and return the enclosed proxy card(s) (or if you give your proxy by telephone or Internet), the persons named on the card(s) as proxies will vote your shares as you indicate on the card(s) (or as you instruct by telephone or Internet) or "For" approval of each proposal if you do not give an indication. You may change your vote and revoke your proxy at any time before it is voted at the Meeting in any of the following ways:
(i) by sending a written notice of revocation to the Meeting Secretary of Principal Funds, Inc., in care of the Principal Financial Group, 711 High Street, Des Moines, Iowa 50392;
(ii) by submitting another properly signed proxy card at a later date to the Meeting Secretary of Principal Funds, Inc., in care of the Principal Financial Group, 711 High Street, Des Moines, Iowa 50392;
(iii) by submitting another proxy by telephone or Internet at a later date; or
(iv) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chair of the Meeting.
Voting Rights. Only shareholders of record as of the close of business on February 27, 2023 (the “Record Date”) are entitled to notice of and to vote at the Meeting. The shareholders of all Funds and all share classes will vote together on Proposal 1 regarding the election of Directors. The shareholders of each Fund, except Global Sustainable Listed Infrastructure Fund (which is not voting on Proposal 2), will vote together as a single class and not by separate classes on Proposal 2. You are entitled to one vote on each proposal submitted to the shareholders of a Fund for each share of that Fund you hold, and fractional votes for fractional shares held.
The affirmative vote of a plurality of the shares voted at the Meeting is required for the election of each Director under Proposal 1. This means that those nominees for Director receiving the highest number of votes cast at the Meeting will be elected. The nominees are running unopposed, so each nominee is expected to be elected as a Director because all nominees who receive votes in favor will be elected. Proposal 2 requires for approval the affirmative vote of a “majority of the outstanding voting securities,” which is defined in the 1940 Act to mean, with respect to a Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present in person or by proxy at the meeting of that Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund (such lesser amount being a “Majority of the Outstanding Voting Securities”). Under this definition, Proposal 2 could be approved by as little as approximately one-third of the outstanding voting securities of the Funds to which Proposal 2 applies.
The number of votes eligible to be cast at the Meeting with respect to each Fund as of the Record Date and other share ownership information are set forth in Appendix A to this Proxy Statement.
Quorum Requirements; Abstentions and Broker Non-Votes. A quorum must be present at the Meeting for the transaction of business by any Fund. For Proposal 1, the presence in person or by proxy of one-third of the shares of PFI outstanding as of the close of business on the Record Date constitutes a quorum. For Proposal 2, the presence in person or by proxy of one-third of the shares of each Fund (except Global Sustainable Listed Infrastructure Fund, the shareholders of which are not voting on Proposal 2) outstanding as of the close of business on the Record Date constitutes a quorum for a meeting of that Fund.
Abstentions, if any, will be considered present for purposes of determining the existence of a quorum but will be disregarded in determining the votes cast on a proposal. As a result, with respect to (i) Proposal 1 requiring the affirmative vote of a plurality of shares cast at the Meeting, abstentions will have no effect on the outcome of such proposal, and (ii) Proposal 2 requiring the affirmative vote of a Majority of the Outstanding Voting Securities, as defined above, abstentions will have the effect of a vote against such proposals.
Broker non-votes, if any, will also be considered present for purposes of determining the existence of a quorum. The Funds understand that, under the rules of the New York Stock Exchange, brokers and nominees may, for certain "routine" matters, grant certain discretionary authority to the proxies identified on the proxy card to vote without instructions from their customers if no instructions have been received prior to the date specified in the broker's or nominee's requests for voting instructions. A broker non-vote occurs when a broker or nominee indicates it has not received voting instructions from a shareholder and is barred from voting the shares without such shareholder instructions because the proposal is considered non-routine under the rules of the New York Stock Exchange. Proposal 2 may be considered non-routine, so your broker or nominee likely will not be permitted to vote your shares if it has not received instructions from you, resulting in broker non-votes. A broker non-vote on Proposal 2 will have the same effect as a vote against such proposal. Proposal 1 is considered routine under the rules of the New York Stock Exchange, so if you do not give your broker or nominee voting instructions on this proposal, your broker or nominee may vote your shares in its discretion, resulting in no broker non-votes. However, if your broker or nominee does not exercise such discretion and a broker non-vote results, such broker non-vote will have no effect on the outcome of Proposal 1.
If the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting as to one or more proposals in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a proposal or any other matter with respect to a Fund will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.
Solicitation Procedures. PFI intends to solicit proxies by mail. Officers or employees of PFI, PGI, or their affiliates may make additional solicitations by telephone, Internet, or personal contact. They will not be specially compensated for these services. Brokerage houses, banks, and other fiduciaries may be requested to forward soliciting materials to their customers and to obtain authorization for the execution of proxies. For those services, PFI will reimburse them for their out-of-pocket expenses. PFI has retained the services of a professional proxy soliciting firm, DiCosta Partners, to assist in soliciting proxies and provide other services in connection therewith and estimates that the aggregate cost of such services will be approximately $8,067,000.
Expenses of the Meeting. The Funds will pay the expenses of the Meeting, including those associated with the preparation and distribution of proxy materials and the solicitation of proxies. The expenses will be allocated to the Fund(s) generating the expense, based on the number of shareholder accounts.

PROPOSAL 1

ELECTION OF THE BOARD OF DIRECTORS

(Shareholders of all Funds)

At its January 26, 2023, meeting, the Board named the thirteen persons listed below as nominees for election as Directors. Eleven of the nominees currently serve as Directors. The other nominees, Kamal Bhatia and Kenneth McCullum, each will become a Director immediately if elected as a Director at the Meeting. If elected, Mr. Bhatia will fill the vacancy on the Board created by the departure of Timothy Dunbar, who will retire effective at the end of the Meeting.
Each nominee has agreed to be named in this Proxy Statement and to serve if elected. The Board has no reason to believe that any of the nominees will become unavailable for election as a Director. However, if that should occur before the Meeting, your proxy will be voted for the individual(s) recommended by the Board to fill each resulting vacancy.
The following table presents certain information regarding PFI's Directors and the new nominees, including their principal occupations (which, unless specific dates are shown, are of more than five years duration) and other directorships held in reporting companies under the Securities Exchange Act of 1934 or registered investment companies under the 1940 Act. Mr. Dunbar is not standing for re-election at the Meeting because he is retiring from the Board effective at the end of the Meeting. Information is listed separately for those Directors and nominees who are “interested persons” (as defined in the 1940 Act) of PFI (the “Interested Directors”) and those Directors and nominees who are not interested persons of PFI (the “Independent Directors”). Four of the nominees for Independent Director, Mr. Hymes, Mr. Lattimer, Ms. Dryer, and Ms. Grieb, have not previously been elected Directors by PFI's shareholders. The Board’s Nominating and Governance Committee, composed of four of PFI’s Independent Directors, selected and nominated Mr. Hymes, Mr. Lattimer, Ms. Dryer, and Ms. Grieb as candidates for Director upon the recommendations of one or more of the Directors or with the assistance of a professional search firm. The two new nominees for Interested Director, Mr. Bhatia and Mr. McCullum, have not previously served as Directors, and both were selected and nominated as candidates for Director upon the recommendations of PGI, PFI's investment advisor.
All individuals who are current PFI Directors also serve as Directors of PVC, another mutual fund advised by PGI; as trustees of PETF, an exchange-traded fund advised by PGI; and as trustees of PDSRA, an interval fund advised by PGI. All individuals who are nominees as PFI Directors are also currently standing as nominees for election as directors or trustees, as applicable, of PVC, PETF, and PDSRA and, if elected by those respective shareholders, will serve as directors or trustees, as applicable, of PVC, PETF, and PDSRA. If the same individuals are not elected by the shareholders of each of PFI, PVC, PETF, and PDSRA, the compositions of those boards will differ. PFI, PVC, PETF, and PDSRA (collectively, the “Fund Complex”) currently offer shares of a combined total of 130 funds.
Each Director generally will serve until the next annual meeting of shareholders or until such Director’s earlier death, resignation, or removal. Independent Directors have a 72-year age limit and, for Independent Directors elected on or after September 14, 2021, a 72-year age limit or a 15-year term limit, whichever occurs first. The Board may waive the age or term limits in the Board’s discretion. Pursuant to this policy, Messrs. Barnes and Hirsch are expected to retire in December 2023.

INDEPENDENT BOARD MEMBERS and NOMINEES
Name, Address, and Year of Birth	Board Positions Held with Fund Complex	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held During Past 5 Years
Leroy T. Barnes, Jr. 711 High Street Des Moines, IA 50392 1951	Director, PFI and PVC (since 2012) Trustee, PETF (since 2014) Trustee, PDSRA (since 2019)	Retired	130	McClatchy Newspapers, Inc. (2000 - 2020); Frontier Communications, Inc.(2005 - 2019)
Craig Damos 711 High Street Des Moines, IA 50392 1954	Lead Independent Board Member (since 2020) Director, PFI and PVC (since 2008) Trustee, PETF (since 2014) Trustee, PDSRA (since 2019)	President, C.P. Damos Consulting LLC (consulting services)	130	None
Katharin S. Dyer 711 High Street Des Moines, IA 50392 1957	Director, PFI and PVC (since 2023) Trustee, PETF and PDSRA (since 2023	Founder and Chief Executive Officer, Pivotwise (consulting services) Global Partner, IBM (technology company) from 2016-2018	130	Liquidity Services, Inc. (2020 - present)
Frances P. Grieb 711 High Street Des Moines, IA 50392 1960	Director, PFI and PVC (since 2023) Trustee, PETF and PDSRA (since 2023	Retired	130	First Interstate BancSystems, Inc. (2022 - present) Great Western Bancorp, Inc. and Great Western Bank (2014 - 2022)
Fritz S. Hirsch 711 High Street Des Moines, IA 50392 1951	Director, PFI and PVC (since 2005) Trustee, PETF (since 2014) Trustee, PDSRA (since 2019)	Interim CEO, MAM USA (manufacturer of infant and juvenile products) February 2020 to October 2020,	130	MAM USA (2011 - present)
Victor L. Hymes 711 High Street Des Moines, IA 50392 1957	Director, PFI and PVC (since 2020) Trustee, PDSRA and PETF (since 2020)	Founder, CEO, and Chief Investment Officer, Legato Capital Management, LLC (investment management company)	130	None
Padelford L. Lattimer 711 High Street Des Moines, IA 50392 1961	Director, PFI and PVC (since 2020) Trustee, PDSRA and PETF (since 2020)	Managing Partner, TBA Management Consulting LLC (management consulting and staffing company)	130	None
Karen McMillan 711 High Street Des Moines, IA 50392 1961	Director, PFI and PVC (since 2014) Trustee, PETF (since 2014) Trustee, PDSRA (since 2019)	Founder/Owner, Tyche Consulting LLC (consulting services) Managing Director, Patomak Global Partners, LLC (financial services consulting) from 2014-2021	130	None
Elizabeth A. Nickels 711 High Street Des Moines, IA 50392 1962	Director, PFI and PVC (since 2015) Trustee, PETF (since 2015) Trustee, PDSRA (since 2019)	Retired	130	SpartanNash (2000 - 2022)
Mary M. VanDeWeghe 711 High Street Des Moines, IA 50392 1959	Director, PFI and PVC (since 2018) Trustee, PETF (since 2018) Trustee, PDSRA (since 2019)	CEO and President, Forte Consulting, Inc. (financial and management consulting)	130	Helmerich & Payne (2019 - present); Denbury Resources Inc. ( 2019 - 2020)
The following Directors are considered to be Interested Directors because they are affiliated persons of PGI, PFD, or Principal Securities, Inc. ("PSI"), PFI's former principal underwriter.

INTERESTED BOARD MEMBERS and NOMINEES
Name, Address, and Year of Birth	Board Positions Held with Fund Complex	Positions with PGI and its affiliates; Principal Occupation(s) During Past 5 Years** (unless noted otherwise)	Number of Portfolios Overseen in Fund Complex	Other Directorships Held During Past 5 Years
Kamal Bhatia 711 High Street Des Moines, IA 50392 1972	President and Chief Executive Officer (since 2019)
PGI
Director (since 2019)
President-Principal Funds (since 2019)
PFD
Director (since 2019)
PFGI, PFSI, and PLIC
Senior Executive Director and Chief Operating Officer - PAM (since 2022)
Senior Executive Director and Chief Operating Officer - PGI (2020-2022)
President-Principal Funds (2019-2020)
Post
Director (since 2020)
Principal-REI
Senior Executive Director and Chief Operating Officer - PGI (since 2022)
Director (since 2020)
PSS
Executive Vice President (since 2019)
Director and Chair (2019-2022)
Spectrum
Director (since 2021)
Origin
Additional Director (since 2022)
Oppenheimer Funds
Senior Vice President (2011-2019)
			130	None
Patrick G. Halter 711 High Street Des Moines, IA 50392 1959	Director, PFI and PVC (since 2017) Trustee, PETF (since 2017) Trustee, PDSRA (since 2019)	PGI Chair (since 2018) Chief Executive Officer and President (since 2018) Director (since 2003) PFGI, PFSI, and PLIC President and Chief Executive Officer - PAM (since 2022) President - PGAM (2020-2022) Post Director (since 2017) Chair (2017-2020) Principal-REI President - PGAM (since 2022) Director and Chair (since 2004) Chief Executive Officer and President (2018-2021) Origin Director (2018-2019)	130	None
Kenneth A. McCullum 711 High Street Des Moines, IA 50392 1964		PFSI Senior Vice President (since 2020) Vice President and Chief Actuary (2015-2020) PLIC Senior Vice President and Chief Risk Officer (since 2020) Vice President and Chief Actuary (2015-2020)	130	None

*Abbreviations used:
Origin Asset Management LLP (Origin)	Principal Global Investors, LLC (PGI)
Post Advisory Group, LLC (Post)	Principal Life Insurance Company (PLIC)
Principal Asset Management (PAM)	Principal Real Estate Investors, LLC (Principal - REI)
Principal Financial Group, Inc. (PFGI)	Principal Securities, Inc. (PSI)
Principal Financial Services, Inc. (PFSI)	Principal Shareholder Services, Inc. (PSS)
Principal Funds Distributor, Inc. (PFD)	Spectrum Asset Management, Inc. (Spectrum)
Principal Global Asset Management (PGAM)

Correspondence intended for the Board or for an individual Director may be sent to the attention of the Board or the individual Director at 711 High Street, Des Moines, Iowa 50392. All communications addressed to the Board or to an individual Director received by PFI are forwarded to the full Board or to the individual Director.

Officers of PFI
The following table presents certain information regarding the current officers of PFI, including their principal occupations (which, unless specific dates are shown, are of more than five years duration). Officers serve at the pleasure of the Board. Each PFI officer holds the same position with PVC, PETF, and PDSRA.

FUND COMPLEX OFFICERS
Name, Address and Year of Birth	Position(s) Held with Fund Complex	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years**
Kamal Bhatia 711 High Street Des Moines, IA 50392 1972	President and Chief Executive Officer (since 2019)
PGI
Director (since 2019)
President-Principal Funds (since 2019)
PFD
Director (since 2019)
PFGI, PFSI, and PLIC
Senior Executive Director and Chief Operating Officer - PAM (since 2022)
Senior Executive Director and Chief Operating Officer - PGI
(2020-2022)
President-Principal Funds (2019-2020)
Post
Director (since 2020)
Principal-REI
Senior Executive Director and Chief Operating Officer - PGI
(since 2022)
Director (since 2020)
PSS
Executive Vice President (since 2019)
Director and Chair (2019-2022)
Spectrum
Director (since 2021)
Origin
Additional Director (since 2022)
Oppenheimer Funds
Senior Vice President (2011-2019)

Randy D. Bolin 711 High Street Des Moines, IA 50392 1961	Assistant Tax Counsel (since 2020)	Vice President/Associate General Counsel, PGI (since 2016) Vice President/Associate General Counsel, PFSI (since 2013) Vice President/Associate General Counsel, PLIC (since 2013)
Beth Graff 711 High Street Des Moines, IA 50392 1968	Vice President and Assistant Controller (since 2021)	Director – Fund Accounting, PLIC (since 2016)
Gina L. Graham 711 High Street Des Moines, IA 50392 1965	Treasurer (since 2016)	Vice President and Treasurer, PGI (since 2016)
Vice President and Treasurer, PFD (since 2016)
Vice President and Treasurer, PFSI (since 2016)
Vice President and Treasurer, PLIC (since 2016)
Vice President and Treasurer, Principal - REI (since 2017)
Vice President and Treasurer, PSI (since 2016)
Vice President and Treasurer, PSS (since 2016)
Vice President and Treasurer, RobustWealth, Inc. (since 2018)
Megan Hoffmann 711 High Street Des Moines, IA 50392 1979	Vice President and Controller (since 2021)	Director – Accounting, PLIC (since 2020) Assistant Director – Accounting, PLIC (2017-2020)
Laura B. Latham 711 High Street Des Moines, IA 50392 1986	Assistant Counsel and Assistant Secretary (since 2018)	Counsel, PGI (since 2018) Counsel, PLIC (since 2018)
Diane K. Nelson 711 High Street Des Moines, IA 50392 1965	AML Officer (since 2016)	Chief Compliance Officer/AML Officer, PSS (since 2015)

FUND COMPLEX OFFICERS
Name, Address and Year of Birth	Position(s) Held with Fund Complex	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years**
Tara Parks 711 High Street Des Moines, IA 50392 1983	Vice President and Assistant Controller (since 2021)	Director – Accounting, PLIC (since 2019) Tax Manager – ALPS Fund Services (2011 – 2019)
Deanna Y. Pellack 711 High Street Des Moines, IA 50392 1987	Assistant Counsel and Assistant Secretary (since 2022)
Counsel, PLIC (since 2022)
Vice President, The Northern Trust Company (2019-2022)
Second Vice President, The Northern Trust Company (2014-2019) Secretary, Advisers Investment Trust (2021-2022)
Assistant Secretary, Advisers Investment Trust (2018-2021)

Sara L. Reece 711 High Street Des Moines, IA 50392 1975	Vice President and Chief Operating Officer (since 2021) Vice President and Controller (2016-2021)	Managing Director – Global Fund Ops, PLIC (since 2021) Managing Director – Financial Analysis/ Planning, PLIC (2021) Director – Accounting, PLIC (2015-2021)
Teri R. Root 711 High Street Des Moines, IA 50392 1979	Chief Compliance Officer (since 2018) Interim Chief Compliance Officer (2018) Deputy Chief Compliance Officer (2015-2018)	Chief Compliance Officer - Funds, PGI (since 2018) Vice President, PSS (since 2015)
Michael Scholten 711 High Street Des Moines, IA 50392 1979	Chief Financial Officer (since 2021)
Chief Operations Officer, PFD (since 2022)
Chief Financial Officer, PFD (2016-2022)
Assistant Vice President and Actuary, PLIC (since 2021)
Chief Financial Officer – Funds/Platforms, PLIC (since 2015)
Chief Financial Officer, PSS (since 2015)

Adam U. Shaikh 711 High Street Des Moines, IA 50392 1972	Assistant Secretary (since 2022) Assistant Counsel (since 2006)	Assistant General Counsel, PGI (since 2018) Counsel, PLIC (since 2006)
John L. Sullivan 711 High Street Des Moines, IA 50392 1970	Assistant Counsel and Assistant Secretary (since 2019)	Counsel, PGI (since 2020) Counsel, PLIC (since 2019) Prior thereto, Attorney in Private Practice
Dan L. Westholm 711 High Street Des Moines, IA 50392 1966	Assistant Treasurer (since 2006)	Assistant Vice President-Treasury, PGI (since 2013)
Assistant Vice President-Treasury, PFD (since 2013)
Assistant Vice President-Treasury, PLIC (since 2014)
Assistant Vice President-Treasury, PSI (since 2013)
Assistant Vice President-Treasury, PSS (since 2013)
Beth C. Wilson 711 High Street Des Moines, IA 50392 1956	Vice President and Secretary (since 2007)	Director and Secretary-Funds, PLIC (since 2007)

FUND COMPLEX OFFICERS
Name, Address and Year of Birth	Position(s) Held with Fund Complex	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years**
Clint L. Woods 711 High Street Des Moines, IA 50392 1961	Counsel, Vice President, and Assistant Secretary (since 2018) Of Counsel (2015-2018)
PGI
Vice President, Associate General Counsel, and Assistant Secretary
(since 2021)
Vice President, Associate General Counsel, and Secretary (2020-2021)
Vice President, Associate General Counsel, Governance Officer, and
Assistant Corporate Secretary (2018-2020)
PFD
Vice President, Associate General Counsel, and Secretary (since 2021)
Vice President, Associate General Counsel, and
Assistant Corporate Secretary (2019-2021)
PFSI
Vice President, Associate Counsel, Governance Officer, and
Assistant Corporate Secretary (since 2015)
PLIC
Vice President, Associate General Counsel, Governance Officer, and
Assistant Corporate Secretary (since 2015)
Post
Assistant Secretary (since 2021)
Secretary (2020-2021)
Principal-REI
Vice President, Associate General Counsel, Governance Officer,
and Secretary (since 2020)
Vice President, Associate Counsel, Governance Officer, and
Assistant Corporate Secretary (2020)
PSI
Vice President, Associate General Counsel, and Secretary (2021-2022)
Vice President, Associate General Counsel, and Assistant Corporate
Secretary (2019-2021)
PSS
Vice President, Associate General Counsel, and Secretary (since 2021)
Vice President, Associate General Counsel, and Assistant Corporate
Secretary (2019-2021)
RobustWealth, Inc.
Vice President, Associate General Counsel, and Assistant Corporate
Secretary (since 2019)
Spectrum
Assistant Secretary (since 2021)
Secretary (2020-2021)

Jared A. Yepsen 711 High Street Des Moines, IA 50392 1981	Assistant Tax Counsel (since 2017)	Counsel, PGI (2017-2019) Counsel, PLIC (since 2015)

*Abbreviations used:
Origin Asset Management LLP (Origin)	Principal Global Investors, LLC (PGI)
Post Advisory Group, LLC (Post)	Principal Life Insurance Company (PLIC)
Principal Asset Management (PAM)	Principal Real Estate Investors, LLC (Principal - REI)
Principal Financial Group, Inc. (PFGI)	Principal Securities, Inc. (PSI)
Principal Financial Services, Inc. (PFSI)	Principal Shareholder Services, Inc. (PSS)
Principal Funds Distributor, Inc. (PFD)	Spectrum Asset Management, Inc. (Spectrum)
Principal Global Asset Management (PGAM)

Leadership Structure of the Board of Directors
The Board is responsible for overseeing PFI's operations in accordance with the 1940 Act, other applicable laws, and PFI's charter. In addition to serving on the PFI Board, each Director serves on the PVC Board, the PETF Board, and the PDSRA Board. The Board elects the officers of PFI to supervise its day-to-day operations. The Board meets in regularly scheduled meetings eight times throughout the year. Board meetings may occur in-person, by telephone, or virtually. In addition, the Board holds special meetings or informal calls to discuss specific matters that may arise or require action between regularly scheduled meetings. Independent Directors also meet annually to consider renewal of PFI’s advisory contracts.
As of the Record Date, the Board is composed of twelve members, ten of whom are Independent Directors. As stated above, Mr. Dunbar has announced his intention to retire as member of the Board effective at the end of the Meeting. Mr. Bhatia will fill the Board vacancy created by Mr. Dunbar's retirement, effective immediately, if he is elected a Director at the Meeting. Following Mr. Dunbar's retirement and if all nominees are elected, the Board will be composed of thirteen members, ten of whom are Independent Directors.
Currently, the Chair of the Board, Timothy M. Dunbar is an interested person of PFI. The Independent Directors have appointed a lead Independent Director, currently Mr. Damos, whose role is to review and approve, with the Chair, each Board meeting's agenda and to facilitate communication between and among the Independent Directors, management, and the full Board. The Board’s leadership structure is appropriate for the Fund Complex given the characteristics and circumstances, including the number of portfolios, variety of asset classes, the net assets, and distribution arrangements. The appropriateness of this structure is enhanced by the establishment and allocation of responsibilities among the Board committees, which are described below and which report their activities to the Board on a regular basis. Following Mr. Dunbar's retirement at the end of the Meeting, the Board anticipates continuing its current governance structure with an interested Board Chair and a lead Independent Director.
Each Director and Director nominee has significant prior senior management and/or board experience. The Directors were selected to serve, and continue to serve, on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Board members, a commitment to the interests of shareholders, and, for each Independent Director, a demonstrated willingness to take an independent and questioning view of management. In addition to these general qualifications, the Board seeks members who will build upon the Board's diversity. Below is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion that each person identified below should serve as a Director. As required by rules adopted under the 1940 Act, the Independent Directors select and nominate all candidates for Independent Director positions.
Independent Board Members
Leroy T. Barnes, Jr. Mr. Barnes has served as an Independent Board Member of the Fund Complex since 2012. From 2001 to 2005, Mr. Barnes served as Vice President and Treasurer of PG&E Corporation. From 1997 to 2001, Mr. Barnes served as Vice President and Treasurer of Gap, Inc. Through his education, employment experience, and experience as a board member, Mr. Barnes is experienced with financial, accounting, regulatory and investment matters.
Craig Damos. Mr. Damos has served as an Independent Board Member of the Fund Complex since 2008. Since 2011, Mr. Damos has served as the President of C.P. Damos Consulting, LLC (doing business as Craig Damos Consulting). He has also served as a director of the employees' stock ownership plan of the Baker Group since 2020. Mr. Damos served as President and Chief Executive Officer of Weitz Company from 2006 to 2010; Vertical Growth Officer of Weitz Company from 2004 to 2006; and Chief Financial Officer of Weitz Company from 2000 to 2004. From 2005 to 2008, Mr. Damos served as a director of West Bank. Through his education, employment experience, and experience as a board member, Mr. Damos is experienced with financial, accounting, regulatory and investment matters.

Katharin S. Dyer. Ms. Dyer has served as an Independent Board Member of the Fund Complex since January 2023. She is the founder and Chief Executive Officer of PivotWise, a firm providing strategic advice focused on digital transformation. Ms. Dyer currently serves as a director of Liquidity Services and the Grameen Foundation. She previously served as a director of Providence Health from 2019 to 2021, Noora Health from 2018 to 2021, YWCA of Nashville and Middle Tennessee from 2016 to 2022, and CARE from 2001 to 2013. She was formerly employed by IBM Global Services as a Global Partner and a member of the senior leadership team from 2016 to 2018. Ms. Dyer was a member of the Global Management Team at American Express Company from 2013 to 2015. Through her education, employment experience, and experience as a board member, Ms. Dyer is experienced with financial, information and digital technology, investment, and regulatory matters.
Frances P. Grieb. Ms. Grieb has served as an Independent Board Member of the Fund Complex since January 2023. Ms. Grieb currently serves as a director of First Interstate BancSystem, Inc. and the National Advisory Board of the College of Business at the University of Nebraska at Omaha. She is a member of the American Institute of Certified Public Accountants and the National Association of Corporate Directors. From 2014 to 2022, she served as a director of Great Western Bancorp, Inc. Ms. Grieb is a retired partner having served in various leadership roles at Deloitte LLP from 1982 to 2010. Ms. Grieb is a retired Certified Public Accountant. Through her education, employment experience, and experience as a board member, Ms. Grieb is experienced with financial, accounting, investment, and regulatory matters.
Fritz S. Hirsch. Mr. Hirsch has served as an Independent Board Member of the Fund Complex since 2005. From 2011 to 2015, Mr. Hirsch served as CEO of MAM USA. He served as President and Chief Executive Officer of Sassy, Inc. from 1986 to 2009, and Chief Financial Officer of Sassy, Inc. from 1983 to 1985. Through his education, employment experience, and experience as a board member, Mr. Hirsch is experienced with financial, accounting, regulatory and investment matters.
Victor L. Hymes. Mr. Hymes has served as an Independent Board Member of the Fund Complex since 2020. He currently serves as Founder, Chief Executive Officer, and Chief Investment Officer of Legato Capital Management, LLC. Over the past thirty years, Mr. Hymes has served in the roles of CEO, COO, CIO, portfolio manager and other senior management positions with investment management firms, including Zurich Scudder Investments, Inc., Goldman, Sachs & Co., and Kidder, Peabody & Co. Mr. Hymes has served on numerous boards, and has chaired four investment committees over the past two decades. Through his education, employment experience and experience as a board member, Mr. Hymes is experienced with financial, accounting, regulatory, and investment matters.
Padelford L. Lattimer. Mr. Lattimer has served as an Independent Board Member of the Fund Complex since 2020. He currently serves as Managing Partner for TBA Management Consulting LLC. For more than twenty years, Mr. Lattimer served in various capacities at financial services companies, including as a senior managing director for TIAA Cref Asset Management (2004-2010), First Vice President at Mellon Financial Corporation (2002-2004), and in product management roles at Citibank (2000-2002). Through his education, employment experience and experience as a board member, Mr. Lattimer is experienced with financial, regulatory and investment matters.
Karen McMillan. Ms. McMillan has served as an Independent Board Member of the Fund Complex since 2014. Ms. McMillan is the founder and owner of Tyche Consulting LLC. She served as a Managing Director of Patomak Global Partners, LLC from 2014 to 2021. From 2007 to 2014, Ms. McMillan served as general counsel to the Investment Company Institute. Prior to that (from 1999 to 2007), she worked as an attorney in private practice, specializing in the mutual fund industry. From 1991 to 1999, she served in various roles as counsel at the SEC, Division of Investment Management, including as Assistant Chief Counsel. Through her professional education, experience as an attorney, and experience as a board member, Ms. McMillan is experienced in financial, investment, and regulatory matters.
Elizabeth A. Nickels. Ms. Nickels has served as an Independent Board Member of the Fund Complex since 2015. From 2000 to 2022, Ms. Nickels served as a director of SpartanNash. From 2008 to 2017, she served as a director of the not-for-profit Spectrum Health System; from 2014 to 2016, she served as a director of Charlotte Russe; from 2014 to 2015, she served as a director of Follet Corporation; and from 2013 to 2015, she served as a director of PetSmart. Ms. Nickels was formerly employed by Herman Miller, Inc. in several capacities: from 2012 to 2014, as the Executive Director of the Herman Miller Foundation; from 2007 to 2012, as President of Herman Miller Healthcare; and from 2000 to 2007, as Chief Financial Officer. Through her education, employment experience, and experience as a board member, Ms. Nickels is experienced with financial, accounting, and regulatory matters.

Mary M. VanDeWeghe. Ms. VanDeWeghe has served as an Independent Board Member of the Fund Complex since 2018. She is CEO and President of Forte Consulting, Inc., and was previously employed as a Finance Professor at Georgetown University from 2009 to 2016, Senior Vice President - Finance at Lockheed Martin Corporation from 2006 to 2009, a Finance Professor at the University of Maryland from 1996 to 2006, and in various positions at J.P. Morgan from 1983 to 1996. Ms. VanDeWeghe currently serves as a director of Helmerich & Payne (2019-present) and previously served as a director of Denbury Resources Inc. from 2019 to 2020, Brown Advisory from 2003 to 2018, B/E Aerospace from 2014 to 2017, WP Carey from 2014 to 2017, and Nalco (and its successor Ecolab) from 2009 to 2014. Through her education, employment experience, and experience as a board member, Ms. VanDeWeghe is experienced with financial, accounting, investment, and regulatory matters.
Interested Board Members
Kamal Bhatia. Mr. Bhatia serves as the Chief Operating Officer for Principal® Asset Management. He has served as President and Chief Executive Officer of the Fund Complex since 2019. Mr. Bhatia joined Principal® in 2019 and serves as a director of numerous Principal® affiliates. From 2011 to 2019 he was a Senior Vice President for Oppenheimer Funds. Mr. Bhatia is a CFA® charter holder. Through his education and experience, Mr. Bhatia is experienced with financial, marketing, regulatory, and investment matters.
Patrick G. Halter. Mr. Halter has served as a Board Member of the Fund Complex since 2017. Mr. Halter also serves as President for Principal® Asset Management and as Chief Executive Officer, President and Chair of PGI, and Chief Executive Officer, President and Chair of Principal Real Estate Investors. He serves on numerous boards of directors of Principal® affiliates and has served in various other positions since joining Principal® in 1984. Through his education and employment experience, Mr. Halter is experienced with financial, accounting, regulatory, and investment matters.
Kenneth A. McCullum. Mr. McCullum has served as Senior Vice President and Chief Risk Officer for Principal® since 2020. He served as Vice President and Chief Actuary for Principal® from 2015 to 2020. From 2013 to 2015 Mr. McCullum was an Executive Vice President responsible for business development at Delaware Life Insurance Company. He served as a Senior Vice President for the life annuity business at Sun Life from 2010 to 2013. Mr. McCullum is a Fellow of the Society of Actuaries, and is a Member of the American Academy of Actuaries. Through his education and experience, Mr. McCullum is experienced with financial, accounting, regulatory, and investment matters.
Risk oversight forms part of the Board’s general oversight of the Fund Complex. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds' compliance program and reports to the Board regarding compliance matters for the Funds and principal service providers. As part of its regular oversight functions, the Board, directly or through a committee, interacts with and reviews reports from, among others: Fund Complex management, sub-advisors, the Chief Compliance Officer, the independent registered public accounting firm, and internal auditors for PGI or its affiliates, as appropriate. The Board, with the assistance of management and PGI, reviews investment policies and risks in connection with its review of Fund Complex performance. In addition, as part of the Board’s periodic review of advisory, sub-advisory, and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board has designated PGI as the Funds’ valuation designee, as permitted by SEC Rule 2a-5, where PGI is responsible for the day-to-day valuation and oversight responsibilities of the Funds, subject to the Board’s oversight. PGI has established a Valuation Committee to fulfill its oversight responsibilities as the Funds’ valuation designee.
The Board has established the following committees and the membership of each committee to assist in its oversight functions, including its oversight of the risks PFI faces.
Board Committees
Audit Committee
The Audit Committee's primary purpose is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Fund Complex's accounting policies, valuation policies and procedures, financial reporting, and internal control systems, as well as the work of the independent registered public accounting firm. The Audit Committee assists Board oversight of (1) the integrity of the Fund Complex's financial statements; (2) the Fund Complex's compliance with certain legal and regulatory requirements; (3) the independent registered public accounting firm's qualifications and independence; (4) the performance of the Fund Complex's independent registered public accounting firm; and (5) the valuation process for the Fund Complex. The Audit Committee also serves to provide an open avenue of communication among the independent registered public accounting firm, PGI's internal auditors, Fund Complex management, and the Board. As of the Record Date, the Audit Committee is composed of Mr. Barnes, Ms. Grieb, Mr. Hymes (Chair), Ms. Nickels, and Ms. VanDeWeghe.
A copy of the Audit Committee Charter is included as Appendix B to this Proxy Statement.
Executive Committee
The Executive Committee’s primary purpose is to exercise certain powers of the Board when the Board is not in session. When the Board is not in session, the Executive Committee may exercise all powers of the Board in the management of the Fund Complex's business except the power to (1) issue stock, except as permitted by law; (2) recommend to the shareholders any action that requires shareholder approval; (3) amend the charter or bylaws; or (4) approve any merger or share exchange that does not require shareholder approval. As of the Record Date, the Executive Committee is composed of Mr. Damos, Mr. Dunbar (Chair), and Mr. Halter.
Nominating and Governance Committee
The Nominating and Governance Committee's primary purpose is to oversee the structure and efficiency of the Board and the committees established by the Board. The Nominating and Governance Committee responsibilities include evaluating Board membership and functions, committee membership and functions, insurance coverage, and legal matters.
The nominating functions of the Nominating and Governance Committee include selecting and nominating independent director candidates for election to the Board. Generally, the Nominating and Governance Committee requests director nominee suggestions from the Board and management, but may, and occasionally does, engage a professional recruiting firm to assist it in identifying and evaluating candidates. In addition, the Nominating and Governance Committee will consider director candidates recommended by shareholders of the Fund Complex.
Director recommendations should be submitted in writing to Principal Funds, Inc. at 711 High Street, Des Moines, Iowa 50392. When evaluating a person as a potential nominee to serve as an Independent Director, the Nominating and Governance Committee will generally consider, among other factors: potential term of service; educational background; relevant business and industry experience; whether the person is an "interested person" of the Funds as defined in the 1940 Act; and whether the person is willing to serve, and willing and able to commit the time necessary to attend meetings and perform the duties of an independent director. The final decision regarding a nominee is based on a combination of factors, including the strengths and the experience a specific individual may bring to the Board. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience, and views among its members, and considers these factors in evaluating the composition of the Board. As of the Record Date, the Nominating and Governance Committee is composed of Mr. Damos, Mr. Hirsch, Mr. Hymes, and Ms. Nickels (Chair).
Operations Committee
The Operations Committee’s primary purpose is to oversee the provision of administrative and distribution services to the Fund Complex, communications with Fund Complex shareholders, and review and oversight of Fund Complex operations. As of the Record Date, the Operations Committee is composed of Mr. Damos, Ms. Dyer, Mr. Lattimer (Chair), and Ms. McMillan.
15(c) Committee
The 15(c) Committee's primary purpose is to assist the Board in performing the annual review of the Fund Complex's advisory and sub-advisory agreements pursuant to Section 15(c) of the 1940 Act. The 15(c) Committee's responsibilities include requesting and reviewing related materials. As of the Record Date, the 15(c) Committee is composed of Mr. Hirsch, Mr. Lattimer, Ms. McMillan (Chair), and Ms. VanDeWeghe.

Board and Committee Meetings

The Board of Directors held the following Board and Board committee meetings during the 2022 fiscal year:

	Number of Meetings during 2022 Fiscal Year
Board/Committee	Fiscal Year 8/31 Funds(1)	Fiscal Year 10/31 Funds(2)
Board of Directors	8	8
Audit Committee	10	10
Executive Committee	0	0
Nominating and Governance Committee	5	6
Operations Committee	5	6
15(c) Committee	6	6

(1)The Blue Chip, Bond Market Index, Capital Securities, Diversified Real Asset, Edge MidCap, Global Multi-Strategy, Global Sustainable Listed Infrastructure, International Equity Index, International Small Company, Opportunistic Municipal, Origin Emerging Markets, Small-MidCap Dividend Income, Small-MidCap Growth and Spectrum Preferred and Capital Securities Income have a fiscal year ending on August 31.
(2)All the other PFI Funds have a fiscal year ending on October 31.

For the 2022 fiscal year, each then-serving Director attended at least 75% of the aggregate number of meetings of the Board and of each Board committee on which the Director served, held during the time the Director was a member of the Board.
None of the Funds currently have a formal policy regarding Board members’ attendance at shareholders’ meetings. None of the Funds held, or were required to hold, a shareholders’ meeting at which Board members were elected during its last fiscal year.

Compensation
The Fund Complex does not pay any remuneration to its officers or to any Interested Directors. The Board annually considers a proposal to reimburse PGI for certain expenses, including a portion of the Chief Compliance Officer's compensation. If the proposal is adopted, these amounts are allocated across all Funds based on relative net assets of each portfolio.
Each Independent Director received compensation for service as a member of the Boards of all investment companies in the Fund Complex based on a schedule that takes into account an annual retainer amount, the number of meetings attended, and expenses incurred. Director compensation and related expenses are allocated to each of the Funds based on the net assets of each relative to combined net assets of the Fund Complex.
The following table provides information regarding the compensation received by the Independent Directors from PFI during the 2022 fiscal year. Information is provided separately for the Funds having fiscal years ended August 31, 2022 and October 31, 2022. The table also provides information regarding the compensation received by the Independent Directors from the Fund Complex during the fiscal years ended August 31, 2022 and October 31, 2022. As stated above, the Fund Complex includes PFI, PVC, PETF, and PDSRA. PFI does not provide retirement benefits to any Director.

	PFI Funds		Fund Complex
Director	FY Ended 8/31/22	FY Ended 10/31/22	FY Ended 8/31/22	FY Ended 10/31/22
Leroy T. Barnes, Jr.	$44,379	$234,792	$308,000	$310,000
Craig Damos	$52,208	$282,712	$362,500	$373,250
Fritz S. Hirsch	$47,370	$251,441	$328,750	$332,000
Victor L. Hymes	$46,699	$253,719	$324,250	$335,000
Padelford L. Lattimer	$45,024	$240,084	$312,500	$317,000
Karen McMillian	$46,454	$249,576	$322,500	$329,500
Elizabeth A. Nickels	$48,154	$257,504	$334,250	$340,000
Mary M. VanDeWeghe	$45,454	$242,363	$315,500	$320,000

Ms. Dyer and Ms. Grieb were both elected to the Board effective January 26, 2023, and therefore did not receive compensation from the Funds or the Fund Complex for the fiscal years ended August 31, 2022, or October 31, 2022, respectively.
Share Ownership
The following tables set forth the dollar range of the equity securities of each Fund, and the aggregate dollar range of the equity securities of all funds in the Fund Complex, that were beneficially owned by the Directors and Director nominees as of December 31, 2022. As of that date, each of the Directors listed in the table did not own shares of Funds that do not appear in the table.
For the purpose of these tables, beneficial ownership means a direct or indirect pecuniary interest. Only Interested Directors are eligible to participate in an employee benefit program that invests in the Fund Complex. Directors who beneficially owned shares of a series of PVC did so through variable life insurance and variable annuity contracts. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following dollar ranges:

A - $0	D - $50,001 up to and including $100,000
B - $1 up to and including $10,000	E - $100,001 or more
C - $10,001 up to and including $50,000
Independent Directors

Independent Board Members (elected prior to December 31, 2022)
Fund	Barnes	Damos	Hirsch	Hymes	Lattimer	McMillan	Nickels	VanDeWeghe
Blue Chip	A	E	C	A	B	E	E	E
Core Fixed Income	A	A	A	E	A	A	A	A
Core Plus Bond	A	E	C	A	B	A	A	A
Diversified Real Asset	A	E	C	A	B	A	A	A
Diversified Income	E	A	C	E	A	C	B	A
Diversified International	A	A	C	D	A	A	A	A
Equity Income	A	D	A	A	A	A	A	A
Global Emerging Markets	A	A	C	A	A	A	A	A
Global Multi-Strategy	A	A	A	A	B	A	A	A
Global Real Estate Securities	A	A	C	D	A	A	A	A
High Yield	A	A	C	A	B	A	A	A
LargeCap S&P 500 Index	A	A	D	A	A	A	A	A
MidCap	A	E	A	A	A	A	E	A
Principal LifeTime 2030	A	A	E	A	A	A	A	A
Real Estate Securities	A	A	A	C	A	A	A	A
SAM Conservative Growth	A	E	A	A	A	A	A	A
SmallCap	A	D	A	A	A	A	A	A
Spectrum Preferred and Capital Securities Income	A	E	A	A	A	A	A	A
Total Fund Complex	E	E	E	E	C	E	E	E
Ms. Dyer and Ms. Grieb were both elected to the Board effective January 26, 2023, and did not have ownership in the Funds as of December 31, 2022.

Interested Directors

Interested Board Members
	Board Members as of 12/31/2022		Board Nominees
Fund	Dunbar	Halter	Bhatia	McCullum
Equity Income	A	E	A	A
Government & High Quality Bond	A	C	A	A
LargeCap Growth I	C	E	A	A
Money Market	A	B	A	A
Principal Capital Appreciation	D	A	A	A
Ownership through participation in an Employee Benefit Plan	Dunbar	Halter	Bhatia	McCullum
Diversified International	A	A	E	D
Diversified Real Asset	A	A	E	A
Equity Income	A	A	A	E
Finisterre Emerging Markets Total Return Bond	A	A	E	A
Inflation Protection	A	A	A	D
LargeCap Growth I	A	A	A	D
LargeCap S&P 500 Index	A	E	E	D
LargeCap Value III	A	A	E	A
MidCap	A	A	A	D
Origin Emering Markets	A	A	D	A
Principal LifeTime Hybrid 2015	E	A	A	A
Principal LifeTime Hybrid 2020	D	A	A	A
Principal LifeTime Hybrid 2030	D	A	A	E
Short-Term Income	A	A	E	A
SmallCap	A	A	C	A
Total Fund Complex	E	E	E	E
Required vote. The shareholders of all Funds and all share classes will vote together on the election of Directors. The affirmative vote of a plurality of the shares voted at the Meeting at which a quorum is present is required for the election of a Director of PFI. If one or more nominee(s) for Director are not elected, the Board will determine what action, if any, should be taken.
The Board of Directors recommends that shareholders vote “For” each nominee.

PROPOSAL 2

APPROVAL OF THE ABILITY OF PGI TO ENTER INTO AND/OR MATERIALLY AMEND AGREEMENTS
WITH ALL SUB-ADVISORS, REGARDLESS OF DEGREE OF AFFILIATION, ON BEHALF OF THE FUND
WITHOUT OBTAINING SHAREHOLDER APPROVAL

(Shareholders of all Funds, except Global Sustainable Listed Infrastructure Fund)

Background
Section 15(a) of the 1940 Act generally requires an investment company to obtain shareholder approval before retaining a new sub-advisor or making material changes to an existing sub-advisory agreement. On January 19, 1999, the SEC granted an exemptive order (the “Unaffiliated Order”) to the Funds and Principal Management Corporation (“PMC”), the Funds' advisor at the time. PMC merged with and into PGI on May 1, 2017 (subsequent references in this proposal to PGI include where appropriate PMC as its predecessor). PGI is allowed by the terms of the Unaffiliated Order to rely on that order as PMC’s successor. The Unaffiliated Order allows PFI and PGI to enter into and materially amend agreements with unaffiliated sub-advisors without requiring shareholder approval. Subsequently, on September 8, 2014, the SEC granted to PFI and PGI an exemptive order that expanded and replaced the Unaffiliated Order by allowing PFI and PGI to enter into and materially amend agreements with wholly owned affiliated sub-advisors (i.e., affiliated sub-advisors that are at least 95% owned, directly or indirectly, by PGI and/or an affiliated person of PGI) (the “Exemptive Order”). However, as a condition to such relief, the shareholders of each PFI Fund must approve such Fund’s reliance on the expanded relief.

Shareholders of all the PFI Funds, other than the California Municipal Fund, Opportunistic Municipal Fund, and Tax‑Exempt Bond Fund (collectively, the “Municipal Funds”), have approved such Fund’s reliance on the Exemptive Order. Although not covered by the Exemptive Order, shareholders of all the PFI Funds, other than the Municipal Funds, have approved PGI’s ability, on behalf of the applicable Fund, to enter into, or materially amend, a sub‑advisory agreement with a majority‑owned affiliated sub‑advisor (these shareholder approvals were obtained in anticipation of SEC relief regarding such sub-advisors, which relief was pre-empted by the relief discussed below). In addition, shareholders of the PFI Global Sustainable Listed Infrastructure Fund have approved PGI’s ability, on behalf of that Fund and without additional shareholder approval, to enter into, or materially amend, a sub‑advisory agreement with a sub‑advisor, regardless of the degree of affiliation (i.e., the Relief described below).

PGI and PFI would like to be able to rely on recent SEC relief (as described in more detail below, the "Relief"), that would modify the Exemptive Order and permit PGI to enter into or materially amend a sub‑advisory agreement with an “affiliated person” (as such term is defined in Section 2(a)(3) of the 1940 Act) of PGI or a Fund (in addition to unaffiliated persons and wholly owned affiliated sub‑advisors under the Exemptive Order) without first obtaining shareholder approval, provided that the shareholders of the Fund had previously authorized PGI to do so and PGI complies with certain conditions. In the absence of the ability to rely on the Relief, in order to enter into, or materially amend, a sub‑advisory agreement with an affiliate (other than as allowed for by the Exemptive Order), a Fund must obtain shareholder approval by undertaking the costly and time-consuming effort to conduct a shareholder meeting, including preparing and distributing proxy materials and soliciting votes from shareholders.

Exemptive Relief

On May 29, 2019, the SEC issued to Carillon Tower Advisers, Inc., et al. an exemptive order (the “Carillon Order”) that allows (i) the Carillon Series Trust and its investment adviser, without the approval of fund shareholders, to enter into or amend a sub‑advisory agreement with a sub‑advisor, including any sub‑advisor that is an affiliated person of the investment adviser or a fund (a “Captive Sub‑advisor”), and (ii) the series of Carillon Series Trust to disclose the advisory fees paid to sub‑advisors on an aggregate, rather than individual, basis.1 The Carillon Order contains several conditions, some of which are already included in the Exemptive Order.

1 Investment Company Release Nos. 33464 (May 2, 2019) (notice) and 33494 (order).

On July 9, 2019, the staff of the SEC’s Division of Investment Management issued a no-action letter to the BNY Mellon family of funds and BNY Mellon Investment Adviser, Inc. (the “BNYM No-Action Letter”) stating that the staff would not recommend enforcement action if a fund complex and adviser that previously obtained a “manager of managers” exemptive order (such as the Exemptive Order granted to the PFI Funds and PGI) extends its reliance on that existing order to cover Captive Sub-advisors without seeking an amended exemptive order from the SEC. The staff’s no-action position is conditioned on compliance with the conditions set forth in the Carillon Order, discussed next.

If reliance on the Relief is approved by Fund shareholders, PGI will be permitted to enter into and amend sub-advisory agreements for the PFI Funds with all affiliated and unaffiliated sub-advisors, including affiliated sub-advisors in which Principal has less than a 95% ownership interest, without shareholder approval. In this event, PGI and the PFI Funds will be subject to several conditions imposed by the SEC to ensure that the interests of the Fund’s shareholders are adequately protected. Among these conditions are (i) within ninety (90) days of the hiring of a new sub‑advisor in reliance on the Relief, shareholders of the relevant Fund will be furnished with an information statement that contains substantially the same information about the sub‑advisor and the sub‑advisory agreement that they otherwise would have received in a proxy statement; (ii) the prospectus for the subject Fund will disclose the existence, substance, and effect of reliance on the Relief; and (iii) PGI has the ultimate responsibility, subject to oversight by the Board, to oversee the Fund’s sub‑advisors and recommend their hiring, termination, and replacement.

Board Recommendations

The Board members believe that shareholder approval of the Relief is in the best interest of the PFI Funds and its shareholders in order to afford PGI the flexibility to provide investment advisory services to the PFI Funds through one or more sub‑advisors, including Captive Sub‑advisors, that have particular expertise in the type of investments in which the Funds invest, without the time-consuming and costly process of requiring shareholder approval.

As described above, without the ability to utilize the Relief, in order for PGI and the Board to appoint a new Captive Sub‑advisor for a Fund or materially modify a sub‑advisory agreement with a Captive Sub‑advisor (other than as noted above), the Board must call and hold a shareholder meeting of the Fund, create and distribute proxy materials, and solicit votes from the Fund’s shareholders. This process is time consuming and costly. Without the delay inherent in holding shareholder meetings, PGI would be able to act quickly to appoint a new Captive Sub‑advisor if and when the Board and PGI believe that the appointment would benefit the Fund. The Board members also took into account that if PGI and the Board appoint a Captive Sub‑advisor, the Fund’s shareholders would receive an information statement containing substantially the same information regarding the Captive Sub‑advisor and the sub‑advisory agreement that the Fund would otherwise have been required to provide shareholders in a proxy statement. PGI and the Board will continue to be subject to their fiduciary duty to act in the best interest of the Fund and its shareholders. The Board members believe that granting PGI and the Board maximum flexibility to select Captive Sub‑advisors, in addition to the flexibility they currently exercise pursuant to the Exemptive Order, without incurring the delay or expense of obtaining further shareholder approval, is in the best interest of shareholders because it will allow the Fund to operate more efficiently and cost effectively.

Finally, the Board members believe, as illustrated in the section below, that they will retain sufficient oversight of the Fund’s investment sub‑advisory arrangements to seek to ensure that shareholders’ interests are protected whenever PGI selects a Captive Sub-advisor or materially modifies an investment sub‑advisory agreement with a Captive Sub-advisor, in the same manner as the Board members currently exercise oversight of the Fund’s investment sub‑advisory agreements and seek to ensure that shareholders’ interests are protected whenever PGI selects unaffiliated sub-advisors. The Board, including a majority of the Independent Board members, will continue to evaluate and to approve all proposed investment sub‑advisory agreements, as well as any proposed modifications to existing sub‑advisory agreements. In doing so, the Board members will analyze such factors as they consider to be relevant to the approval of or proposed modifications to an investment sub‑advisory agreement. As with the Fund’s investment advisory agreement, the terms of each investment sub‑advisory agreement will include those required by applicable provisions of the 1940 Act.

Sub‑Advisor Oversight

PGI serves as the investment manager to the Funds under the amended and restated management agreement between PFI and the PGI dated March 1, 2023 (the “Management Agreement”). The Management Agreement provides that PGI is responsible for the following services, among others, that are relevant to this proposal:

a.provide investment research, advice, and supervision;

b.furnish to the Board (or a committee thereof) and provide ongoing review, evaluation, and revision, from time to time as conditions require, of a recommended investment program for a Fund consistent with the Fund’s investment objective and policies;

c.where applicable, based upon research, analysis, and due diligence, recommend to the Board one or more sub‑advisors for a Fund; regularly monitor and evaluate each sub‑advisor’s performance; and recommend changes to the sub‑advisors where appropriate;

d.report to the Board at such times and in such detail as the Board may deem appropriate in order to enable it to determine that the investment policies of a Fund are being observed. In performing the functions set forth above and supervising the Fund’s sub‑advisors, PGI:

i.performs periodic detailed analysis and reviews of the performance by the sub‑advisor of its obligations to the Fund, including without limitation analysis and review of portfolio and other compliance matters and review of the sub-advisor’s investment performance in respect of the Fund;

ii.prepares and presents periodic reports to the Board regarding the investment performance of the sub-advisor and other information regarding the sub-advisor, at such times and in such forms as the Board may reasonably request;

iii.reviews and considers any changes in the personnel of the sub‑advisor responsible for performing the sub-advisor’s obligations and makes appropriate reports to the Board;

iv.reviews and considers any changes in the ownership or senior management of the sub-advisor and makes appropriate reports to the Board;

v.performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of the sub-advisor;

vi.assists the Board and PFI in developing and reviewing information with respect to the initial approval of each sub‑advisory agreement with the sub-advisor and annual consideration of each sub‑advisory agreement thereafter;

vii.prepares recommendations with respect to the continued retention of the sub-advisor or the replacement of the sub-advisor, including at the request of the Board;

viii.identifies potential successors to or replacements of the sub-advisor or potential additional sub-advisors, performs appropriate due diligence, and develops and presents to the Board a recommendation as to any such successor, replacement, or additional sub-advisor, including at the request of the Board;
ix.performs such other review and reporting functions as the Board shall reasonably request consistent with the Management Agreement and applicable law. PGI will retain these responsibilities if this proposal is approved.

Required vote. Shareholders of each Fund, other than Global Sustainable Listed Infrastructure Fund, will vote separately on this Proposal 2. As to any Fund, approval of reliance on the No-Action Letter will require the affirmative vote of a Majority of the Outstanding Voting Securities (as defined above under "Voting Information -

Voting Rights") of that Fund. If the required shareholder approval is not obtained by any Fund, such Fund will continue to be required to obtain shareholder approval to enter into and/or materially amend agreements with sub-advisors other than as allowed for by the Exemptive Order.
The Board of Directors recommends that the shareholders of each Fund vote “For” the Proposal applicable to such Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP (“Ernst & Young”) has been selected as the independent registered public accounting firm for the PFI Funds for their fiscal years ending August 31, 2023 and October 31, 2023 and served as such for the last two fiscal years of the Funds. The independent registered public accounting firm audits annual financial statements for PFI and reviews regulatory filings that include those financial statements. Representatives of Ernst & Young are expected to be present at the Meeting, have been given the opportunity to make a statement if they so desire, and will be available to answer appropriate questions.
The Audit Committee of the Board (the “Audit Committee”) has adopted the following policy regarding approval and pre-approval of audit and non-audit services provided by the independent registered public accounting firm (the “independent auditor”).
* * *
The Principal Funds
Policy on Auditor Independence

The purpose of this policy is to ensure the independence of the Principal Funds' primary independent auditor. This policy is established by the Audit Committee (the "Committee") of the Boards of Directors of Principal Funds, Inc. and Principal Variable Contracts Funds, Inc. and the Board of Trustees of Principal Exchange-Traded Funds and any registered closed-end management investment company that is operated as an interval fund and managed by Principal Global Investors, LLC2 (the “Funds”) (the “Boards of the Funds”) effective for all engagements of the primary independent auditor.
1.    The primary independent auditor, its subsidiaries and affiliates shall not provide Prohibited Services to the Funds. For the purposes of this policy, Prohibited Services are:
•Services that are subject to audit procedure during a financial statement audit;
•Services where the auditor would act on behalf of management;
•Services where the auditor is an advocate to the client's position in an adversarial proceeding;
•Bookkeeping or other services related to the accounting records or financial statements of the Funds, its subsidiaries and affiliates;
•Financial information systems design and implementation;
•Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
•Actuarial services;
•Internal audit functions or human resources;
•Broker or dealer, investment advisor, or investment banking services;
•Legal services and expert services unrelated to the audit;
•Tax planning services related to listed, confidential and aggressive transactions;
•Personal tax planning services to individuals in a financial reporting oversight role with regard to the Funds (other than members of the Boards of the Funds who are not also officers of the Funds), including the immediate family members of such individuals;
•Any other service that the Public Company Accounting Oversight Board (PCAOB) determines, by regulation, is impermissible.

2.    (A) All services the primary independent auditor, its subsidiaries and affiliates provide to the Funds, and (B) Audit services, including audits of annual financial statements, audits of acquired or divested businesses or review of regulatory filings, any independent auditor provides, shall be approved by the Committee in advance in accordance with the following procedure:

Each quarter, Management will present to the Committee for pre-approval, a detailed description of each particular service, excluding tax services, for which pre-approval is sought and a range of fees for such service. The Committee may delegate pre-approval authority to one or more of its members provided such delegated member(s) shall present a report of any services approved to the full Committee at its next regularly scheduled meeting. The Committee Chairperson shall
2 The first such interval fund is the Principal Diversified Select Real Asset Fund; Management, subject to Board approval, may create others, each of which would be formed as a separate trust.

have pre-approval authority for changes to any range of fees applicable to services the Committee previously approved and for new services and the range of fees for such services that arise between regularly scheduled Committee meetings.

Similarly, the primary independent auditor will present to the Committee for pre- approval a written description of the nature and scope of all tax services not expressly prohibited, including the fee arrangements for such services, and the potential effects of such services on the audit firm’s independence.

In considering whether to pre-approve the primary independent auditor’s provision of non-audit services, the Committee will consider whether the services are compatible with the maintenance of such auditor's independence. The Committee will also consider whether the primary independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds' business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds' ability to manage or control risk or improve audit quality.

3.    The provisions of this policy shall apply to all audit and non-audit services provided directly to the Funds. Additionally, the provisions of this policy shall apply to non-audit services provided to Principal Global Investors, LLC (“PGI”) or an affiliate of PGI that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds.

4.    Not less than annually, the primary independent auditor shall report to the Committee in writing all relationships that may reasonably be thought to bear on independence between the auditor and the Funds or persons in financial reporting oversight roles with respect to any services provided by the auditor, its subsidiaries or affiliates as of the date of the communication, pursuant to Rule 3526 of the PCAOB. The primary independent auditor shall discuss with the Committee the potential effects of such relationships on the independence of the auditor. In addition, the primary independent auditor shall affirm, in writing, that, as of the date of the communication, it is independent within the meaning of the federal securities laws and Rule 3520 of the PCAOB.

5.    The Committee shall ensure that the lead (or coordinating) audit partners, as well as the reviewing audit partner, of the Funds' primary independent auditor are rotated at least every five years and subject upon rotation to a five year "time out" period. All other audit partners of the primary independent auditor, excluding partners who simply consult with others on the audit engagement regarding technical issues, shall rotate after seven years and be subject upon rotation to a two year "time out" period.

6.    Neither the Funds nor PGI may hire or promote any former partner, principal, shareholder or professional employee (Former Employee) of the primary independent auditor into a financial reporting oversight role unless the Former Employee (1) has severed his/her economic interest in the independent audit firm, and (2) was not a member of the audit engagement team for the Funds during the one year period preceding the date that the audit procedures began for the fiscal period in which the Funds or PGI proposes to hire or promote the Former Employee. Neither the Funds nor PGI shall, without prior written consent of the primary independent auditor, hire or promote any Former Employee into a role not prohibited above if the Former Employee had provided any services to the Funds or PGI during the 12 months preceding the date of filing of the Funds' most recent annual report with the SEC. Upon termination of the primary independent auditor, the Funds or PGI shall not, without prior written consent of the former primary independent auditor, hire or promote any Former Employee for a period of up to 12 months from termination.
7.    For persons recently promoted or hired into a financial reporting oversight role (other than members of the Boards of the Funds who are not also officers of the Funds), any personal tax planning services pursuant to an engagement that was in progress before the hiring or promotion and provided by the primary independent auditor must be completed on or before 180 days after the hiring or promotion.

8.    The phrase "financial reporting oversight role" means a role in which a person is in a position to exercise influence over the contents of the financial statements or anyone who prepares them, such as a member of the board of directors or similar management or governing body, chief executive officer, president, chief operating officer, chief financial officer, counsel, controller, chief internal auditor, or any equivalent positions.

The Audit Committee has considered whether the provision of non-audit services that were rendered to PFI’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to PFI that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Audit Fees. During the last two fiscal years of the Funds, Ernst & Young has billed the following amounts for their professional services.

Fiscal Year 8/31 Funds	Fiscal Year 10/31 Funds
August 31, 2021 — $481,084	October 31, 2021 — $1,187,156
August 31, 2022 — $518,214	October 31, 2022 — $1,268,280
Audit-Related Fees. Ernst & Young provided audit-related services to PFI that are not included under “Audit Fees” above. These services related to the review of filings on Forms N-1A and N-14. During the last two fiscal years of the Funds, Ernst & Young has billed the following amounts for those services (situations in which these services were performed but an Ernst & Young invoice was not received during the fiscal year are reflected below as "$0").

Fiscal Year 8/31 Funds	Fiscal Year 10/31 Funds
August 31, 2021 — $0	October 31, 2021 — $0
August 31, 2022 — $0	October 31, 2022 — $0
Ernst & Young billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
Tax Fees. Ernst & Young prepares and reviews the federal income tax returns and federal excise tax returns of PFI. In connection with this review, Ernst & Young prepares and reviews the calculation of PFI’s dividend distributions that are included as deductions on the tax returns. Ernst & Young also provides services to identify passive foreign investment companies. Ernst & Young also provides services to understand and comply with tax laws in certain foreign countries and services to determine the taxability of corporate actions. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional tax services.

Fiscal Year 8/31 Funds	Fiscal Year 10/31 Funds
August 31, 2021 — $155,580	October 31, 2021 — $2,037,621
August 31, 2022 — $132,411	October 31, 2022 — $1,746,189
Ernst & Young billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

All Other Fees. Ernst & Young has not billed PFI for other products or services during the last two fiscal years.
Ernst & Young billed no fees that the Audit Committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
The aggregate non-audit fees Ernst & Young billed to PFI, its investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to PFI for each of its last two fiscal years were as follows.

Fiscal Year 8/31 Funds	Fiscal Year 10/31 Funds
August 31, 2021 — $155,580	October 31, 2021 — $2,037,621
August 31, 2022 — $132,411	October 31, 2022 — $1,746,189
Ernst & Young billed PSS, PFD, and PGI an aggregate of the following amounts for the last two years:

	2022	2021
Principal Shareholder Services	$4,725	$4,500
Principal Fund Distributor	$4,715	$4,490
PGI	$175,770	$106,900
Ernst & Young provided no services during PFI’s last two fiscal years that the Audit Committee was required to approve pursuant to paragraph (c)(7)(i)(C) of Rule 2.01 of Regulation S-X.

OTHER MATTERS

PFI does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.
PFI is not required to hold annual meetings of shareholders and, therefore, cannot determine when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of PFI or any Fund must be received by PFI a reasonable time before PFI commences soliciting proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials relating to that meeting. PFI has adopted procedures by which shareholders may recommend nominees to the PFI Board. A copy of the procedures can be found in the Nominating and Governance Committee Charter at https://secure02.principal.com/publicvsupply/GetFile?fm=MM13013&ty=VOP&EXT=.VOP.
Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a Fund shareholder of record, unless PFI has received instructions to the contrary. If you need additional copies of this Proxy Statement, or if you do not want the mailing of a Proxy Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact the Shareholder Services Department toll free at 1-800-222-5852 or by writing to PFI at P.O. Box 219971, Kansas City, MO 64121-9971. PFI will promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed.
BY ORDER OF THE BOARD OF DIRECTORS

March 6, 2023
Des Moines, Iowa

It is important that proxies be returned promptly. Therefore, you are urged to complete, sign, date, and return the proxy card(s) in the enclosed envelope or give their proxy by telephone or Internet immediately.

APPENDIX A
OUTSTANDING SHARES AND SHARE OWNERSHIP

The following table shows, as of the Record Date, the number of shares outstanding and entitled to vote for each class of shares of each Fund. As indicated, not all Funds have all classes of shares outstanding.
[TO BE FILED BY AMENDMENT]

FUND (8/31 FYE)	SHARE CLASS	SHARES OUTSTANDING	FUND (8/31 FYE)	SHARE CLASS	SHARES OUTSTANDING
Blue Chip	A		International Small Company	Institutional
	C			R-6
J
	Institutional		Opportunistic Municipal	A
	R-3			Institutional
R-4
	R-5		Origin Emerging Markets	A
	R-6			Institutional
R-6
Bond Market Index	J
	Institutional		Small-MidCap Dividend Income	A
	R-1			C
	R-3			Institutional
	R-4			R-6
R-5
			Small-MidCap Growth	Institutional
Capital Securities	S
			Spectrum Preferred and Capital	A
Diversified Real Asset	A		Securities Income Fund	C
	Institutional			J
	R-3			Institutional
	R-5			R-1
	R-6			R-3
R-4
EDGE MidCap	A			R-5
	Institutional			R-6
R-6

Global Multi-Strategy	A
Institutional
R-6

Global Sustainable Listed	Institutional
Infrastructure

International Equity Index	Institutional
R-1
R-3
R-4
R-5
R-6

FUND (10/31 FYE)	SHARE CLASS	SHARES OUTSTANDING	FUND (10/31 FYE)	SHARE CLASS	SHARES OUTSTANDING
California Municipal	A		Global Emerging Markets	A
	C			J
	Institutional			Institutional
R-1
Core Fixed Income	A			R-3
	C			R-4
	J			R-5
	Institutional			R-6
R-1
	R-3		Global Real Estate Securities	A
	R-4			Institutional
	R-5			R-3
	R-6			R-4
R-5
Core Plus Bond	A			R-6
J
	Institutional		Government & High Quality Bond	A
	R-1			J
	R-3			Institutional
	R-4			R-1
	R-5			R-3
R-4
Diversified Income	A			R-5
C
	Institutional		Government Money Market	Institutional
	R-6			R-6

Diversified International	A		High Income	Institutional
J
	Institutional		High Yield	A
	R-1			C
	R-3			Institutional
	R-4			R-6
R-5
	R-6		Inflation Protection	J
Institutional
Equity Income	A			R-1
	C			R-3
	J			R-4
	Institutional			R-5
R-1
	R-3		International I	Institutional
	R-4			R-1
	R-5			R-3
R-4
Finisterre Emerging Markets	Institutional			R-5
Total Return Bond				R-6

FUND (10/31 FYE)	SHARE CLASS	SHARES OUTSTANDING	FUND (10/31 FYE)	SHARE CLASS	SHARES OUTSTANDING
LargeCap Growth I	A		MidCap Growth III	J
	J			Institutional
	Institutional			R-1
	R-1			R-3
	R-3			R-4
	R-4			R-5
R-5
	R-6		MidCap S&P 400 Index	J
Institutional
LargeCap S&P 500 Index	A			R-1
	C			R-3
	J			R-4
	Institutional			R-5
	R-1			R-6
R-3
	R-4		MidCap Value I	A
	R-5			J
Institutional
LargeCap Value III	J			R-1
	Institutional			R-3
	R-1			R-4
	R-3			R-5
	R-4			R-6
R-5
			Money Market	A
MidCap	A			J
C
	J		Overseas	Institutional
	Institutional			R-1
	R-1			R-3
	R-3			R-4
R-4
	R-5		Principal Capital Appreciation	A
	R-6			C
Institutional
MidCap Growth	J			R-1
	Institutional			R-3
	R-1			R-4
	R-3			R-5
R-4
R-5

FUND (10/31 FYE)	SHARE CLASS	SHARES OUTSTANDING	FUND (10/31 FYE)	SHARE CLASS	SHARES OUTSTANDING
Principal LifeTime Strategic	A		Principal LifeTime 2035	Institutional
Income	J			R-1
	Institutional			R-3
	R-1			R-4
	R-3			R-5
R-4
	R-5		Principal LifeTime 2040	A
J
Principal LifeTime 2010	A			Institutional
	J			R-1
	Institutional			R-3
	R-1			R-4
	R-3			R-5
R-4
	R-5		Principal LifeTime 2045	Institutional
R-1
Principal LifeTime 2015	Institutional			R-3
	R-1			R-4
	R-3			R-5
R-4
	R-5		Principal LifeTime 2050	A
J
Principal LifeTime 2020	A			Institutional
	J			R-1
	Institutional			R-3
	R-1			R-4
	R-3			R-5
R-4
	R-5		Principal LifeTime 2055	Institutional
R-1
Principal LifeTime 2025	Institutional			R-3
	R-1			R-4
	R-3			R-5
R-4
	R-5		Principal LifeTime 2060	J
Institutional
Principal LifeTime 2030	A			R-1
	J			R-3
	Institutional			R-4
	R-1			R-5
R-3
	R-4		Principal LifeTime 2065	Institutional
	R-5			R-1
R-3
R-4
R-5

FUND (10/31 FYE)	SHARE CLASS	SHARES OUTSTANDING	FUND (10/31 FYE)	SHARE CLASS	SHARES OUTSTANDING
Principal LifeTime Hybrid Income	J		Real Estate Securities	A
	Institutional			C
	R-6			J
Institutional
Principal LifeTime Hybrid 2015	J			R-1
	Institutional			R-3
	R-6			R-4
R-5
Principal LifeTime Hybrid 2020	J			R-6
Institutional
	R-6		SAM Balanced	A
C
Principal LifeTime Hybrid 2025	J			J
	Institutional			Institutional
	R-6			R-1
R-3
Principal LifeTime Hybrid 2030	J			R-4
	Institutional			R-5
R-6
			SAM Conservative Balanced	A
Principal LifeTime Hybrid 2035	J			C
	Institutional			J
	R-6			Institutional
R-1
Principal LifeTime Hybrid 2040	J			R-3
	Institutional			R-4
	R-6			R-5

Principal LifeTime Hybrid 2045	J		SAM Conservative Growth	A
	Institutional			C
	R-6			J
Institutional
Principal LifeTime Hybrid 2050	J			R-1
	Institutional			R-3
	R-6			R-4
R-5
Principal LifeTime Hybrid 2055	J
	Institutional		SAM Flexible Income	A
	R-6			C
J
Principal LifeTime Hybrid 2060	J			Institutional
	Institutional			R-1
	R-6			R-3
R-4
Principal LifeTime Hybrid 2065	J			R-5
Institutional
R-6

FUND (10/31 FYE)	SHARE CLASS	SHARES OUTSTANDING	FUND (10/31 FYE)	SHARE CLASS	SHARES OUTSTANDING
SAM Strategic Growth	A		SmallCap S&P 600 Index	J
	C			Institutional
	J			R-1
	Institutional			R-3
	R-1			R-4
	R-3			R-5
	R-4			R-6
R-5
			SmallCap Value II	J
Short-Term Income	A			Institutional
	C			R-1
	J			R-3
	Institutional			R-4
	R-1			R-5
	R-3			R-6
R-4
	R-5		Tax-Exempt Bond	A
C
SmallCap	A			Institutional
C
J
Institutional
R-1
R-3
R-4
R-5
R-6

SmallCap Growth I	J
Institutional
R-1
R-3
R-4
R-5
R-6
As of December 31, 2022, the PFI Directors, Director nominees, and officers together owned beneficially less than 1% of the outstanding shares of any class of shares of any of the Funds.

As of February 6, 2023, the following shareholders owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of any class of shares of any of the Funds.

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
BLUE CHIP (A)	53.35%	16,837,367	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

BLUE CHIP (C)	17.77%	1,713,860	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

BLUE CHIP (C)	16.00%	1,542,783	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

BLUE CHIP (C)	10.94%	1,055,779	RAYMOND JAMES
			OMNIBUS FOR MUTUAL FUNDS
			HOUSE ACCT FIRM 92500015
			ATTN: COURTNEY WALLER
			880 CARILLON PKWY
			ST PETERSBURG FL 33716-1102

BLUE CHIP (C)	8.85%	853,415	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

BLUE CHIP (C)	8.34%	804,305	STIFEL NICOLAUS & CO INC
			EXCLUSIVE BENEFIT OF CUSTOMERS
			501 N BROADWAY
			SAINT LOUIS MO 63102-2188

BLUE CHIP (C)	7.93%	764,770	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY A/C FBO CUSTOMERS
			ATTN MUTUAL FUNDS
			211 MAIN STREET
			SAN FRANCISCO CA 94105-1901

BLUE CHIP (I)	26.25%	21,005,885	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

BLUE CHIP (I)	12.15%	9,726,019	AMERICAN ENTERPRISE INVESTMENT SVC
			FBO #41999970
			707 2ND AVE S
			MINNEAPOLIS MN 55402-2405

BLUE CHIP (I)	9.58%	7,670,884	LPL FINANCIAL
			OMNIBUS CUSTOMER ACCOUNT
			ATTN MUTUAL FUND TRADING
			4707 EXECUTIVE DR
			SAN DIEGO CA 92121-3091

BLUE CHIP (I)	9.23%	7,392,519	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

BLUE CHIP (I)	7.55%	6,043,859	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

BLUE CHIP (I)	6.59%	5,275,258	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

BLUE CHIP (I)	6.06%	4,851,234	RAYMOND JAMES
			OMNIBUS FOR MUTUAL FUNDS
			HOUSE ACCT FIRM 92500015
			ATTN: COURTNEY WALLER
			880 CARILLON PKWY
			ST PETERSBURG FL 33716-1102

BLUE CHIP (I)	5.29%	4,235,457	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY A/C FBO CUSTOMERS
			ATTN MUTUAL FUNDS
			211 MAIN STREET
			SAN FRANCISCO CA 94105-1901

BLUE CHIP (R3)	28.78%	97,566	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

BLUE CHIP (R3)	23.75%	80,517	SAMMONS RETIREMENT SOLUTIONS
			8300 MILLS CIVIC PKWY
			WDM IA 50266-3833

BLUE CHIP (R3)	17.77%	60,240	STATE STREET BANK CUST
			FBO ADP ACCESS PRODUCT 401(K) PLAN
			1 LINCOLN ST
			BOSTON MA 02111-2900

BLUE CHIP (R3)	5.45%	18,481	PRINCIPAL TRUST COMPANY
			FBO SSP AMERICAN DEF COMP PLAN
			ATTN SUSAN SAGGIONE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

BLUE CHIP (R3)	5.19%	17,603	FIIOC
			FBO CREATIVE ASSET MANAGEMENT INC
			RETIREMENT PLAN
			100 MAGELLAN WAY (KW1C)
			COVINGTON KY 41015-1987

BLUE CHIP (R4)	43.95%	30,032	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

BLUE CHIP (R4)	13.72%	9,379	STATE STREET BANK AND TRUST COMPANY
			TRUSTEE AND/OR CUSTODIAN
			FBO ADP ACCESS PRODUCT
			1 LINCOLN ST
			BOSTON MA 02111-2901

BLUE CHIP (R4)	11.66%	7,967	PRINCIPAL TRUST COMPANY
			FBO FIRST COUNTY BANK NQ DEF COMP AND SERP
			ATTN PLAN TRUSTEE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

BLUE CHIP (R4)	9.77%	6,678	BRIDGES INC
			FBO EXEC 457F OF BRIDGES INC
			ATTN CHRISTY KNUTSON
			3600 POWER INN RD STE C
			SACRAMENTO CA 95826-3826

BLUE CHIP (R4)	5.40%	3,691	PRINCIPAL TRUST COMPANY
			FBO RFI ENTERPRISES INC NQ EXCESS PLAN
			ATTN PLAN TRUSTEE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

BLUE CHIP (R5)	91.18%	274,854	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

BLUE CHIP (R6)	22.32%	37,391,695	PRINCIPAL LIFE INS COMPANY CUST
			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS
			711 HIGH STREET
			DES MOINES IA 50392-0001

BLUE CHIP (R6)	9.92%	16,617,914	SAM BALANCED PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

BLUE CHIP (R6)	8.79%	14,729,000	SAM CONS GROWTH PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

BLUE CHIP (R6)	6.76%	11,331,047	LIFETIME 2040 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

BLUE CHIP (R6)	6.72%	11,266,697	SAM STRATEGIC GROWTH PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

BLUE CHIP (R6)	6.44%	10,787,034	LIFETIME 2030 FUND
			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

BLUE CHIP (R6)	5.20%	8,720,740	LIFETIME 2050 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

BOND MARKET INDEX (I)	22.37%	62,813,062	SAM FLEXIBLE INCOME PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

BOND MARKET INDEX (I)	15.08%	42,327,996	SAM BALANCED PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

BOND MARKET INDEX (I)	10.42%	29,266,355	SAM CONS BALANCED PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

BOND MARKET INDEX (I)	8.20%	23,042,208	LIFETIME HYBRID 2030 FUND
			ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

BOND MARKET INDEX (I)	7.41%	20,804,983	LIFETIME HYBRID 2025 FUND
			ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

BOND MARKET INDEX (I)	6.28%	17,645,877	LIFETIME HYBRID 2020 FUND
			ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

BOND MARKET INDEX (R1)	56.61%	40,204	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

BOND MARKET INDEX (R1)	20.97%	14,896	FIIOC
			FBO AVAILABLE PLASTICS INC 401K PLAN
			100 MAGELLAN WAY (KW1C)
			COVINGTON KY 41015-1987

BOND MARKET INDEX (R1)	12.92%	9,179	RELIANCE TRUST CO TTEE
			FBO ADP ACCESS LARGE MARKET 401(K) PLAN
			201 17TH ST NW STE 1000
			ATLANTA GA 30363-1195

BOND MARKET INDEX (R3)	56.09%	572,062	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

BOND MARKET INDEX (R3)	18.45%	188,204	PRINCIPAL TRUST COMPANY
			FBO EXEC NQ EXCESS OF MAGNECOMP CORP
			ATTN SUSAN SAGGIONE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

BOND MARKET INDEX (R3)	9.04%	92,254	EQUIPMENT DEVELOPMENT CO INC
			ATTN PLAN TRUSTEE
			FBO EDCO NQ DEF COMP PLAN
			100 THOMAS JOHNSON DR
			FREDERICK MD 21702-4600

BOND MARKET INDEX (R4)	57.12%	222,317	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

BOND MARKET INDEX (R4)	22.70%	88,354	PRINCIPAL TRUST COMPANY
			FBO ISS FACILITY SERVICES HLDNG INC EX DC PLN
			ATTN PLAN TRUSTEE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

BOND MARKET INDEX (R5)	45.20%	541,692	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

BOND MARKET INDEX (R5)	22.36%	268,010	FEDERAL REALTY INVESTMENT TRUST
			FBO FEDERAL REALTY INVESTMENT TRUST
			ATTN VICKIE RALLS
			1626 E JEFFERSON ST
			ROCKVILLE MD 20852-4041

BOND MARKET INDEX (R5)	5.05%	60,526	PRINCIPAL TRUST COMPANY
			ATTN SUSAN SAGGIONE
			FBO LT INCENTIVE PERFORMACE OF MTSI
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

CALIFORNIA MUNICIPAL (A)	24.50%	8,173,837	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

CALIFORNIA MUNICIPAL (A)	22.83%	7,618,042	J. P. MORGAN SECURITIES LLC
			FBO EXCLUSIVE BENEFIT OF OUR CUST
			4 CHASE METROTECH CTR
			BROOKLYN NY 11245-0003

CALIFORNIA MUNICIPAL (A)	12.71%	4,240,277	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

CALIFORNIA MUNICIPAL (A)	8.09%	2,698,914	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

CALIFORNIA MUNICIPAL (A)	7.49%	2,498,547	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

CALIFORNIA MUNICIPAL (A)	5.79%	1,933,386	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR EAST
			BUILDING ONE, 2ND FLOOR
			JACKSONVILLE FL 32246-6484

CALIFORNIA MUNICIPAL (C)	36.93%	978,925	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

CALIFORNIA MUNICIPAL (C)	14.93%	395,850	J. P. MORGAN SECURITIES LLC
			FBO EXCLUSIVE BENEFIT OF OUR CUST
			4 CHASE METROTECH CTR
			BROOKLYN NY 11245-0003

CALIFORNIA MUNICIPAL (C)	13.84%	366,848	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

CALIFORNIA MUNICIPAL (C)	8.64%	229,098	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

CALIFORNIA MUNICIPAL (C)	7.35%	195,029	LPL FINANCIAL
			OMNIBUS CUSTOMER ACCOUNT
			ATTN MUTUAL FUND TRADING
			4707 EXECUTIVE DR
			SAN DIEGO CA 92121-3091

CALIFORNIA MUNICIPAL (I)	25.78%	5,725,600	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

CALIFORNIA MUNICIPAL (I)	14.86%	3,299,664	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

CALIFORNIA MUNICIPAL (I)	12.71%	2,822,495	AMERICAN ENTERPRISE INVESTMENT SVC
			FBO #41999970
			707 2ND AVE S
			MINNEAPOLIS MN 55402-2405

CALIFORNIA MUNICIPAL (I)	8.95%	1,988,151	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 2
			JACKSONVILLE FL 32246-6484

CALIFORNIA MUNICIPAL (I)	6.66%	1,480,332	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

CALIFORNIA MUNICIPAL (I)	6.46%	1,435,264	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

CALIFORNIA MUNICIPAL (I)	5.69%	1,265,045	LPL FINANCIAL
			OMNIBUS CUSTOMER ACCOUNT
			ATTN MUTUAL FUND TRADING
			4707 EXECUTIVE DR
			SAN DIEGO CA 92121-3091

CALIFORNIA MUNICIPAL (I)	5.02%	1,114,792	TD AMERITRADE INC FOR THE
			EXCLUSIVE BENEFIT OF OUR CLIENTS
			PO BOX 2226
			OMAHA NE 68103-2226

CAPITAL SECURITIES (S)	31.77%	38,439,848	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

CAPITAL SECURITIES (S)	29.49%	35,679,591	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

CAPITAL SECURITIES (S)	15.32%	18,536,737	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

CAPITAL SECURITIES (S)	5.10%	6,172,206	UBS WM USA
			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

CORE FIXED INCOME (A)	28.14%	6,653,537	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

CORE FIXED INCOME (A)	10.04%	2,374,089	J. P. MORGAN SECURITIES LLC
			FBO EXCLUSIVE BENEFIT OF OUR CUST
			4 CHASE METROTECH CTR
			BROOKLYN NY 11245-0003

CORE FIXED INCOME (C)	22.86%	474,731	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

CORE FIXED INCOME (C)	12.58%	261,305	RAYMOND JAMES
			OMNIBUS FOR MUTUAL FUNDS
			HOUSE ACCT FIRM 92500015
			ATTN: COURTNEY WALLER
			880 CARILLON PKWY
			ST PETERSBURG FL 33716-1102

CORE FIXED INCOME (C)	10.91%	226,601	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

CORE FIXED INCOME (I)	60.49%	49,923,235	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

CORE FIXED INCOME (I)	11.27%	9,307,533	AMERICAN ENTERPRISE INVESTMENT SVC
			FBO #41999970
			707 2ND AVE S
			MINNEAPOLIS MN 55402-2405

CORE FIXED INCOME (I)	6.71%	5,544,169	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

CORE FIXED INCOME (R1)	95.97%	853,646	VOYA INSTITUTIONAL TRUST COMPANY
			1 ORANGE WAY
			WINDSOR CT 06095-4773

CORE FIXED INCOME (R3)	62.68%	774,578	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

CORE FIXED INCOME (R3)	12.42%	153,566	SAMMONS RETIREMENT SOLUTIONS
			8300 MILLS CIVIC PKWY
			WDM IA 50266-3833

CORE FIXED INCOME (R3)	10.08%	124,630	PRINCIPAL TRUST COMPANY
			FBO GU & IM DDS PS DEFINED BENEFIT PLAN
			9954 RAINIER AVE S
			SEATTLE WA 98118-5941

CORE FIXED INCOME (R4)	95.35%	992,681	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

CORE FIXED INCOME (R5)	87.13%	2,044,155	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

CORE FIXED INCOME (R5)	6.59%	154,694	T ROWE PRICE RETIREMENT PLAN
			SERVICES INC
			FBO RETIREMENT PLAN CLIENTS
			4515 PAINTERS MILL RD
			OWINGS MILLS MD 21117-4903

CORE FIXED INCOME (R6)	19.90%	208,845,887	LIFETIME 2030 FUND
			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

CORE FIXED INCOME (R6)	16.11%	169,106,930	PRINCIPAL LIFE INS COMPANY CUST
			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS
			711 HIGH STREET
			DES MOINES IA 50392-0001

CORE FIXED INCOME (R6)	9.71%	101,904,842	LIFETIME 2020 FUND
			ATTN MUTUAL FUND ACCOUNTING H-221
			711 HIGH ST
			DES MOINES IA 50392-0001

CORE FIXED INCOME (R6)	8.22%	86,341,445	SAM FLEXIBLE INCOME PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

CORE FIXED INCOME (R6)	6.62%	69,523,782	LIFETIME 2040 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

CORE FIXED INCOME (R6)	6.51%	68,335,890	SAM BALANCED PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

CORE FIXED INCOME (R6)	5.35%	56,222,572	LIFETIME 2025 FUND
			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

CORE PLUS BOND (A)	12.08%	949,781	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

CORE PLUS BOND (I)	79.40%	32,097,681	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

CORE PLUS BOND (I)	9.01%	3,644,782	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

CORE PLUS BOND (R1)	88.44%	303,536	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

CORE PLUS BOND (R1)	11.38%	39,076	MID ATLANTIC TRUST COMPANY FBO
			UNITED STATES SQUASH RACQUETS 401(K)
			1251 WATERFRONT PLACE SUITE 525
			PITTSBURGH PA 15222-4228

CORE PLUS BOND (R3)	70.33%	1,130,893	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

CORE PLUS BOND (R3)	6.48%	104,313	PRINCIPAL TRUST COMPANY
			FBO SCOTT CONTRACTING CASH BALANCE PLAN
			702 OLD PEACHTREE RD NW STE 100
			SUWANEE GA 30024-4923

CORE PLUS BOND (R4)	74.28%	400,185	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

CORE PLUS BOND (R4)	7.44%	40,111	RANGER PIPELINES INCORPORATED
			FBO RANGER PIPELINES INC NQ EXCESS PLAN
			ATTN PLAN TRUSTEE
			1790 YOSEMITE AVE
			SAN FRANCISCO CA 94124-2622

CORE PLUS BOND (R4)	6.49%	35,009	NOMURA HOLDING AMERICA INC
			ATTN PLAN TRUSTEE
			FBO NOMURA SUPP RET SAVINGS
			309 W 49TH ST
			NEW YORK NY 10019-9102

CORE PLUS BOND (R5)	84.92%	3,655,036	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

CORE PLUS BOND (R5)	5.26%	226,453	NORTHWEST ADMINISTRATORS
			FBO NQ EXCESS OF NW ADMINISTRATORS
			ATTN GAYLE BUSHNELL
			2323 EASTLAKE AVE E
			SEATTLE WA 98102-3963

DIVERSIFIED INCOME (A)	15.15%	14,559,351	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

DIVERSIFIED INCOME (A)	11.54%	11,091,651	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

DIVERSIFIED INCOME (A)	11.31%	10,868,581	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

DIVERSIFIED INCOME (A)	11.25%	10,817,603	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

DIVERSIFIED INCOME (A)	6.23%	5,988,666	UBS WM USA
			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

DIVERSIFIED INCOME (A)	5.70%	5,482,507	RAYMOND JAMES
			OMNIBUS FOR MUTUAL FUNDS
			HOUSE ACCT FIRM 92500015
			ATTN: COURTNEY WALLER
			880 CARILLON PKWY
			ST PETERSBURG FL 33716-1102

DIVERSIFIED INCOME (A)	5.00%	4,806,297	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY A/C FBO CUSTOMERS
			ATTN MUTUAL FUNDS
			211 MAIN STREET
			SAN FRANCISCO CA 94105-1901

DIVERSIFIED INCOME (C)	30.94%	6,436,530	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

DIVERSIFIED INCOME (C)	11.05%	2,299,059	RAYMOND JAMES
			OMNIBUS FOR MUTUAL FUNDS
			HOUSE ACCT FIRM 92500015
			ATTN: COURTNEY WALLER
			880 CARILLON PKWY
			ST PETERSBURG FL 33716-1102

DIVERSIFIED INCOME (C)	8.63%	1,796,273	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

DIVERSIFIED INCOME (C)	7.85%	1,634,496	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

DIVERSIFIED INCOME (C)	5.79%	1,205,689	CHARLES SCHWAB & CO INC
			FBO SPECIAL CUSTODY ACCOUNTS
			ATTN MUTUAL FUNDS
			211 MAIN ST
			SAN FRANCISCO CA 94105-1901

DIVERSIFIED INCOME (C)	5.31%	1,106,540	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

DIVERSIFIED INCOME (C)	5.16%	1,073,514	AMERICAN ENTERPRISE INVESTMENT SVC
			FBO #41999970
			707 2ND AVE S
			MINNEAPOLIS MN 55402-2405

DIVERSIFIED INCOME (C)	5.00%	1,041,761	UBS WM USA
			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

DIVERSIFIED INCOME (I)	14.91%	20,974,175	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

DIVERSIFIED INCOME (I)	13.54%	19,047,194	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

DIVERSIFIED INCOME (I)	10.05%	14,140,713	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

DIVERSIFIED INCOME (I)	9.53%	13,408,332	UBS WM USA
			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

DIVERSIFIED INCOME (I)	8.97%	12,624,261	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY A/C FBO CUSTOMERS
			ATTN MUTUAL FUNDS
			211 MAIN STREET
			SAN FRANCISCO CA 94105-1901

DIVERSIFIED INCOME (I)	7.90%	11,124,803	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

DIVERSIFIED INCOME (I)	7.79%	10,966,890	RAYMOND JAMES
			OMNIBUS FOR MUTUAL FUNDS
			HOUSE ACCT FIRM 92500015
			ATTN: COURTNEY WALLER
			880 CARILLON PKWY
			ST PETERSBURG FL 33716-1102

DIVERSIFIED INCOME (I)	6.97%	9,813,895	LPL FINANCIAL
			OMNIBUS CUSTOMER ACCOUNT
			ATTN MUTUAL FUND TRADING
			4707 EXECUTIVE DR
			SAN DIEGO CA 92121-3091

DIVERSIFIED INCOME (I)	5.49%	7,724,530	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

DIVERSIFIED INCOME (R6)	37.86%	1,406,509	ATTN MUTUAL FUNDS OPERATIONS
			MAC & CO A/C 798018
			500 GRANT STREET ROOM 151-1010
			PITTSBURGH PA 15219-2502

DIVERSIFIED INCOME (R6)	12.11%	450,113	ATTN MUTUAL FUND OPERATIONS
			MAC & CO A/C 798045
			500 GRANT STREET ROOM 151-1010
			PITTSBURGH PA 15219-2502

DIVERSIFIED INCOME (R6)	9.45%	351,365	PRINCIPAL LIFE INS COMPANY CUST
			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS
			711 HIGH STREET
			DES MOINES IA 50392-0001

DIVERSIFIED INCOME (R6)	6.64%	246,742	ATTN MUTUAL FUND OPERATIONS
			MAC & CO A/C 798041
			500 GRANT STREET ROOM 151-1010
			PITTSBURGH PA 15219-2502

DIVERSIFIED INCOME (R6)	6.27%	233,106	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS
			ATTN NPIO TRADE DESK OMNIBUS
			711 HIGH STREET
			DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (A)	12.98%	2,279,438	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

DIVERSIFIED INTERNATIONAL (I)	60.11%	21,518,202	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

DIVERSIFIED INTERNATIONAL (I)	12.15%	4,351,236	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY A/C FBO CUSTOMERS
			ATTN MUTUAL FUNDS
			211 MAIN STREET
			SAN FRANCISCO CA 94105-1901

DIVERSIFIED INTERNATIONAL (I)	7.79%	2,791,182	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (R1)	86.12%	172,075	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (R1)	8.57%	17,131	RELIANCE TRUST CO TTEE
			FBO ADP ACCESS LARGE MARKET 401(K) PLAN
			201 17TH ST NW STE 1000
			ATLANTA GA 30363-1195

DIVERSIFIED INTERNATIONAL (R3)	60.02%	469,140	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (R4)	74.51%	427,725	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (R4)	8.61%	49,454	PRINCIPAL TRUST COMPANY
			FBO CRST INTL NQ PLAN
			ATTN SUSAN SAGGIONE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

DIVERSIFIED INTERNATIONAL (R4)	5.89%	33,830	PRINCIPAL TRUST COMPANY
			FBO NQ BENEFIT FOR HCES OF MIECO
			ATTN SUSAN SAGGIONE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

DIVERSIFIED INTERNATIONAL (R5)	75.20%	1,490,170	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (R5)	7.56%	149,923	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY A/C FBO CUSTOMERS
			ATTN MUTUAL FUNDS
			101 MONTGOMERY ST
			SAN FRANCISCO CA 94104-4151

DIVERSIFIED INTERNATIONAL (R6)	12.89%	40,569,224	LIFETIME 2040 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (R6)	12.28%	38,650,536	LIFETIME 2030 FUND
			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (R6)	9.95%	31,303,027	LIFETIME 2050 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED INTERNATIONAL (R6)	5.06%	15,919,240	SAM BALANCED PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED REAL ASSET (A)	20.43%	1,946,265	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY A/C FBO CUSTOMERS
			ATTN MUTUAL FUNDS
			101 MONTGOMERY ST
			SAN FRANCISCO CA 94104-4151

DIVERSIFIED REAL ASSET (A)	18.43%	1,755,714	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

DIVERSIFIED REAL ASSET (A)	6.59%	627,560	TD AMERITRADE INC FOR THE
			EXCLUSIVE BENEFIT OF OUR CLIENTS
			PO BOX 2226
			OMAHA NE 68103-2226

DIVERSIFIED REAL ASSET (A)	5.12%	487,776	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

DIVERSIFIED REAL ASSET (A)	5.08%	484,629	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

DIVERSIFIED REAL ASSET (I)	22.21%	44,335,802	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

DIVERSIFIED REAL ASSET (I)	19.79%	39,516,944	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY A/C FOR THE
			BENIFIT OF CUSTOMERS
			ATTN MUTUAL FUNDS
			101 MONTGOMERY ST
			SAN FRANCISCO CA 94104-4151

DIVERSIFIED REAL ASSET (I)	10.00%	19,969,401	CAPINCO C/O US BANK NA
			1555 N RIVERCENTER DR STE 302
			MILWAUKEE WI 53212-3958

DIVERSIFIED REAL ASSET (I)	6.28%	12,536,311	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

DIVERSIFIED REAL ASSET (R3)	97.46%	24,157	PRINCIPAL TRUST COMPANY
			FBO BLUE ROCK REFINISHING SOLUTIONS
			LLC CASH BALANCE PLAN
			2974 CLEVELAND AVE N
			SAINT PAUL MN 55113-1101

DIVERSIFIED REAL ASSET (R6)	15.32%	22,273,214	NATIONAL FINANCIAL SERVICES LLC
			499 WASHINGTON BLVD
			JERSEY CITY NJ 07310-1995

DIVERSIFIED REAL ASSET (R6)	11.38%	16,555,567	SAM BALANCED PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED REAL ASSET (R6)	8.25%	12,003,420	SAM CONS GROWTH PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

DIVERSIFIED REAL ASSET (R6)	7.28%	10,596,575	PRINCIPAL LIFE INS COMPANY CUST
			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS
			711 HIGH STREET
			DES MOINES IA 50392-0001

DIVERSIFIED REAL ASSET (R6)	5.30%	7,706,626	CAPINCO C/O US BANK NA
			1555 N RIVERCENTER DR STE 302
			MILWAUKEE WI 53212-3958

EDGE MIDCAP (A)	25.97%	396,358	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

EDGE MIDCAP (A)	18.87%	287,966	AMERICAN ENTERPRISE INVESTMENT SVC
			FBO #41999970
			707 2ND AVE S
			MINNEAPOLIS MN 55402-2405

EDGE MIDCAP (A)	13.02%	198,783	MINNESOTA LIFE INSURANCE COMPANY
			400 ROBERT ST N STE A
			SAINT PAUL MN 55101-2099

EDGE MIDCAP (I)	29.11%	1,277,806	AMERICAN ENTERPRISE INVESTMENT SVC
			FBO #41999970
			707 2ND AVE S
			MINNEAPOLIS MN 55402-2405

EDGE MIDCAP (I)	23.65%	1,038,423	MAILCODE BD1N ATTN MF
			C/O RELIANCE TRUST COMPANY WI
			MITRA & CO FBO 98
			4900 W BROWN DEER RD
			MILWAUKEE WI 53223-2422

EDGE MIDCAP (I)	19.14%	840,146	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

EDGE MIDCAP (I)	7.02%	308,221	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY A/C FBO CUSTOMERS
			ATTN MUTUAL FUNDS
			211 MAIN STREET
			SAN FRANCISCO CA 94105-1901

EDGE MIDCAP (I)	5.33%	234,376	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

EDGE MIDCAP (R6)	36.05%	915,215	TIAA, FSB CUST/TTEE FBO:
			RETIREMENT PLANS FOR WHICH
			TIAA ACTS AS RECORDKEEPER
			ATTN: TRUST OPERATIONS
			211 N BROADWAY STE 1000
			SAINT LOUIS MO 63102-2748

EDGE MIDCAP (R6)	29.02%	736,786	JASCO & CO
			800 PHILADELPHIA ST
			INDIANA PA 15701-3908

EDGE MIDCAP (R6)	11.11%	282,173	ATTN MUTUAL FUND ADMINISTRATOR
			C/O TRUIST ID 866
			SEI PRIVATE TRUST COMPANY
			ONE FREEDOM VALLEY DRIVE
			OAKS PA 19456-9989

EDGE MIDCAP (R6)	8.79%	223,163	NATIONAL FINANCIAL SERVICES LLC
			499 WASHINGTON BLVD
			JERSEY CITY NJ 07310-1995

EDGE MIDCAP (R6)	7.06%	179,437	C/O REGIONS
			SEI PRIVATE TRUST COMPANY
			1 FREEDOM VALLEY DRIVE
			OAKS PA 19456-9989

EQUITY INCOME (A)	16.16%	5,494,449	J. P. MORGAN SECURITIES LLC
			FBO EXCLUSIVE BENEFIT OF OUR CUST
			4 CHASE METROTECH CTR
			BROOKLYN NY 11245-0003

EQUITY INCOME (A)	13.26%	4,507,738	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

EQUITY INCOME (A)	9.27%	3,152,265	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY A/C FOR THE
			BENIFIT OF CUSTOMERS
			ATTN MUTUAL FUNDS
			101 MONTGOMERY ST
			SAN FRANCISCO CA 94104-4151

EQUITY INCOME (A)	5.13%	1,746,449	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

EQUITY INCOME (C)	23.16%	646,861	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

EQUITY INCOME (C)	11.69%	326,613	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

EQUITY INCOME (C)	8.04%	224,714	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

EQUITY INCOME (C)	6.69%	186,910	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

EQUITY INCOME (C)	6.60%	184,564	RAYMOND JAMES
			OMNIBUS FOR MUTUAL FUNDS
			HOUSE ACCT FIRM 92500015
			ATTN: COURTNEY WALLER
			880 CARILLON PKWY
			ST PETERSBURG FL 33716-1102

EQUITY INCOME (C)	6.28%	175,382	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

EQUITY INCOME (C)	5.71%	159,680	STIFEL NICOLAUS & CO INC
			EXCLUSIVE BENEFIT OF CUSTOMERS
			501 N BROADWAY
			SAINT LOUIS MO 63102-2188

EQUITY INCOME (I)	27.42%	60,963,241	PRINCIPAL LIFE INS COMPANY CUST
			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS
			711 HIGH STREET
			DES MOINES IA 50392-0001

EQUITY INCOME (I)	11.39%	25,336,362	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

EQUITY INCOME (I)	5.21%	11,596,308	SAM BALANCED PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

EQUITY INCOME (R1)	90.53%	51,352	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

EQUITY INCOME (R1)	9.26%	5,258	PRINCIPAL TRUST COMPANY
			FBO CONCORP CONCRETE INC DEFINED
			BENEFIT PENSION PLAN
			2485 ASHCROFT AVE
			CLOVIS CA 93611-6001

EQUITY INCOME (R3)	52.29%	463,354	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

EQUITY INCOME (R3)	12.37%	109,677	SAMMONS RETIREMENT SOLUTIONS
			8300 MILLS CIVIC PKWY
			WDM IA 50266-3833

EQUITY INCOME (R3)	6.02%	53,404	STATE STREET BANK AND TRUST COMPANY
			TRUSTEE AND/OR CUSTODIAN
			FBO ADP ACCESS PRODUCT
			1 LINCOLN ST
			BOSTON MA 02111-2901

EQUITY INCOME (R4)	54.44%	405,383	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

EQUITY INCOME (R4)	26.41%	196,650	PIMS/PRUDENTIAL RETIREMENT
			AS NOMINEE FOR THE TTEE/CUST PL 764
			NYSA-ILA MONEY PURCHASE PENSION
			10 EXCHANGE PL STE 1400
			JERSEY CITY NJ 07302-4931

EQUITY INCOME (R5)	89.80%	3,737,269	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

FINISTERRE EMERG MKTS TOTAL RT BD (I)	25.84%	12,444,105	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

FINISTERRE EMERG MKTS TOTAL RT BD (I)	13.34%	6,427,154	SAM BALANCED PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

FINISTERRE EMERG MKTS TOTAL RT BD (I)	12.18%	5,869,022	SAM FLEXIBLE INCOME PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

FINISTERRE EMERG MKTS TOTAL RT BD (I)	9.68%	4,661,652	SAM CONS BALANCED PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

FINISTERRE EMERG MKTS TOTAL RT BD (I)	7.99%	3,850,855	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

FINISTERRE EMERG MKTS TOTAL RT BD (I)	5.80%	2,793,184	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY ACCT FBO CUSTOMERS
			ATTN MUTUAL FUNDS
			211 MAIN ST
			SAN FRANCISCO CA 94105-1901

FINISTERRE EMERG MKTS TOTAL RT BD (I)	5.54%	2,669,609	SAM CONS GROWTH PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
GLOBAL SUSTAINABLE LISTED	67.66%	961,546	PRINCIPAL FINANCIAL SERVICES INC
INFRASTRUCTURE (I)			PUBLIC SEED ACCOUNT
			ATTN GAM INVACCT ACA TEAM G-016-S40
			711 HIGH ST
			DES MOINES IA 50392-9992

GLOBAL SUSTAINABLE LISTED	32.04%	455,373	CHURCH OF GOD BENEFITS BOARD INC
INFRASTRUCTURE (I)			PO BOX 4608
			CLEVELAND TN 37320-4608

GLOBAL EMERGING MARKETS (A)	19.80%	611,453	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

GLOBAL EMERGING MARKETS (I)	85.30%	2,436,254	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

GLOBAL EMERGING MARKETS (R1)	85.53%	48,791	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL EMERGING MARKETS (R3)	62.83%	118,542	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL EMERGING MARKETS (R3)	5.03%	9,494	PRINCIPAL TRUST COMPANY
			FBO SCOTT CONTRACTING CASH BALANCE PLAN
			702 OLD PEACHTREE RD NW STE 100
			SUWANEE GA 30024-4923

GLOBAL EMERGING MARKETS (R4)	75.01%	79,247	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL EMERGING MARKETS (R4)	12.37%	13,078	PRINCIPAL TRUST COMPANY
			FBO CRST INTL NQ PLAN
			ATTN SUSAN SAGGIONE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
GLOBAL EMERGING MARKETS (R5)	79.20%	186,588	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL EMERGING MARKETS (R6)	54.72%	144,895	BANKERS TRUST COMPANY
			FBO DEF COMP FOR SELECT INV
			PROFESSIONALS OF PFG AND ITS
			ATTN PLAN TRUSTEE
			453 7TH ST
			DES MOINES IA 50309-4110

GLOBAL EMERGING MARKETS (R6)	41.38%	109,560	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS
			ATTN NPIO TRADE DESK OMNIBUS
			711 HIGH STREET
			DES MOINES IA 50392-0001

GLOBAL MULTI-STRATEGY (A)	20.32%	766,124	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

GLOBAL MULTI-STRATEGY (A)	15.56%	586,860	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

GLOBAL MULTI-STRATEGY (A)	14.11%	532,102	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

GLOBAL MULTI-STRATEGY (A)	5.92%	223,252	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

GLOBAL MULTI-STRATEGY (I)	26.45%	8,418,028	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
GLOBAL MULTI-STRATEGY (I)	17.34%	5,519,335	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

GLOBAL MULTI-STRATEGY (I)	16.33%	5,198,664	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

GLOBAL MULTI-STRATEGY (I)	5.48%	1,744,313	UBS WM USA
			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

GLOBAL MULTI-STRATEGY (I)	5.15%	1,638,939	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

GLOBAL MULTI-STRATEGY (R6)	51.91%	3,526,434	WELLS FARGO BANK NA
			PO BOX 1533
			MINNEAPOLIS MN 55480-1533

GLOBAL MULTI-STRATEGY (R6)	11.90%	808,856	PRINCIPAL LIFE INS COMPANY CUST
			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS
			711 HIGH STREET
			DES MOINES IA 50392-0001

GLOBAL MULTI-STRATEGY (R6)	11.77%	799,674	MORI & CO
			922 WALNUT ST
			MAILSTOP TBTS 2
			KANSAS CITY MO 64106-1802

GLOBAL MULTI-STRATEGY (R6)	10.76%	731,553	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 2
			JACKSONVILLE FL 32246-6484

GLOBAL REAL ESTATE SECURITIES (A)	15.77%	1,551,821	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
GLOBAL REAL ESTATE SECURITIES (A)	13.74%	1,351,887	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY A/C FBO CUSTOMERS
			ATTN MUTUAL FUNDS
			101 MONTGOMERY STREET
			SAN FRANCISCO CA 94104-4151

GLOBAL REAL ESTATE SECURITIES (A)	13.70%	1,348,682	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

GLOBAL REAL ESTATE SECURITIES (A)	10.73%	1,056,598	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

GLOBAL REAL ESTATE SECURITIES (A)	9.30%	915,856	RAYMOND JAMES
			OMNIBUS FOR MUTUAL FUNDS
			HOUSE ACCT FIRM 92500015
			ATTN: COURTNEY WALLER
			880 CARILLON PKWY
			ST PETERSBURG FL 33716-1102

GLOBAL REAL ESTATE SECURITIES (I)	20.54%	33,662,763	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

GLOBAL REAL ESTATE SECURITIES (I)	18.64%	30,535,431	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

GLOBAL REAL ESTATE SECURITIES (I)	17.02%	27,896,493	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY A/C FOR THE
			BENIFIT OF CUSTOMERS
			ATTN MUTUAL FUNDS
			101 MONTGOMERY ST
			SAN FRANCISCO CA 94104-4151

GLOBAL REAL ESTATE SECURITIES (I)	7.84%	12,847,665	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
GLOBAL REAL ESTATE SECURITIES (I)	6.35%	10,405,447	RAYMOND JAMES
			OMNIBUS FOR MUTUAL FUNDS
			HOUSE ACCT FIRM 92500015
			ATTN: COURTNEY WALLER
			880 CARILLON PKWY
			ST PETERSBURG FL 33716-1102

GLOBAL REAL ESTATE SECURITIES (R3)	33.33%	25,903	SAMMONS RETIREMENT SOLUTIONS
			8300 MILLS CIVIC PKWY
			WDM IA 50266-3833

GLOBAL REAL ESTATE SECURITIES (R3)	33.17%	25,778	PRINCIPAL TRUST COMPANY
			FBO BLUE ROCK REFINISHING SOLUTIONS
			LLC CASH BALANCE PLAN
			2974 CLEVELAND AVE N
			SAINT PAUL MN 55113-1101

GLOBAL REAL ESTATE SECURITIES (R3)	22.23%	17,280	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL REAL ESTATE SECURITIES (R3)	6.15%	4,786	STATE STREET BANK CUSTODIAN CUST
			FBO ACCESS ADP 401(K) PLAN
			1 LINCOLN STREET
			BOSTON MA 02111-2901

GLOBAL REAL ESTATE SECURITIES (R4)	68.56%	46,220	VOYA INSTITUTIONAL TRUST COMPANY
			1 ORANGE WAY
			WINDSOR CT 06095-4773

GLOBAL REAL ESTATE SECURITIES (R4)	29.38%	19,812	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

GLOBAL REAL ESTATE SECURITIES (R5)	82.43%	632,475	PIMS/PRUDENTIAL RETIREMENT
			AS NOMINEE FOR THE TTEE/CUST PL 002
			CITY OF JERSEY CITY
			280 GROVE STREET ROOM 106
			JERSEY CITY NJ 07302-3610

GLOBAL REAL ESTATE SECURITIES (R5)	12.48%	95,761	MID ATLANTIC TRUST COMPANY FBO
			MATC OMNIBUS DIV REINVEST
			1251 WATERFRONT PL STE 525
			PITTSBURGH PA 15222-4228

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
GLOBAL REAL ESTATE SECURITIES (R6)	27.52%	21,206,846	UBATCO & CO
			FBO COLLEGE SAVINGS GROUP
			PO BOX 82535
			LINCOLN NE 68501-2535

GLOBAL REAL ESTATE SECURITIES (R6)	9.08%	6,996,374	PRINCIPAL LIFE INS COMPANY CUST
			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS
			711 HIGH STREET
			DES MOINES IA 50392-0001

GLOBAL REAL ESTATE SECURITIES (R6)	8.47%	6,531,939	MAC & CO A/C 681885
			ATTN MUTUAL FUND OPS
			500 GRANT STREET ROOM 151-1010
			PITTSBURGH PA 15219-2502

GLOBAL REAL ESTATE SECURITIES (R6)	7.34%	5,656,266	NATIONAL FINANCIAL SERVICES LLC
			499 WASHINGTON BLVD
			JERSEY CITY NJ 07310-1995

GLOBAL REAL ESTATE SECURITIES (R6)	6.57%	5,063,632	NATIONWIDE TRUST COMPANY FSB
			C/O IPO PORTFOLIO ACCOUNTING
			PO BOX 182029
			COLUMBUS OH 43218-2029

GOVERNMENT & HIGH QUALITY BOND (A)	20.27%	3,942,443	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

GOVERNMENT & HIGH QUALITY BOND (A)	11.63%	2,262,104	J. P. MORGAN SECURITIES LLC
			FBO EXCLUSIVE BENEFIT OF OUR CUST
			4 CHASE METROTECH CTR
			BROOKLYN NY 11245-0003

GOVERNMENT & HIGH QUALITY BOND (I)	31.77%	12,336,231	SAM FLEXIBLE INCOME PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND (I)	21.18%	8,223,873	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

GOVERNMENT & HIGH QUALITY BOND (I)	17.50%	6,793,375	SAM BALANCED PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner

GOVERNMENT & HIGH QUALITY BOND (I)	12.04%	4,675,187	SAM CONS BALANCED PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND (I)	5.47%	2,125,754	SAM CONS GROWTH PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND (R1)	74.87%	210,159	PRINCIPAL TRUST COMPANY
			FBO KANE HANDEL DEFINED
			BENEFIT PLAN
			3525 DEL MAR HEIGHTS ROAD STE 231
			SAN DIEGO CA 92130-2199

GOVERNMENT & HIGH QUALITY BOND (R1)	23.65%	66,390	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND (R3)	43.30%	156,155	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND (R3)	10.08%	36,366	ASCENSUS TRUST COMPANY FBO
			STRUCTURAL ENGINEERING CENTER INC 70069
			PO BOX 10758
			FARGO ND 58106-0758

GOVERNMENT & HIGH QUALITY BOND (R3)	6.13%	22,112	USIC
			FBO USIC EXEC BENEFIT PLAN
			ATTN CARYN HILDRETH
			9045 RIVER RD STE 300
			INDIANAPOLIS IN 46240-6400

GOVERNMENT & HIGH QUALITY BOND (R4)	81.68%	497,552	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND (R4)	6.40%	38,994	PRINCIPAL TRUST COMPANY
			FBO NQ BENEFIT FOR HCES OF MIECO
			ATTN SUSAN SAGGIONE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner

GOVERNMENT & HIGH QUALITY BOND (R5)	43.46%	432,273	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENT & HIGH QUALITY BOND (R5)	16.93%	168,439	BANKERS TRUST COMPANY
			FBO II-VI, INC DEFERRED
			COMPENSATION PLAN
			ATTN DEBBIE WILLIAMS
			453 7TH ST
			DES MOINES IA 50309-4110

GOVERNMENT & HIGH QUALITY BOND (R5)	15.65%	155,703	NORTHWEST ADMINISTRATORS
			FBO NQ EXCESS OF NW ADMINISTRATORS
			ATTN GAYLE BUSHNELL
			2323 EASTLAKE AVE E
			SEATTLE WA 98102-3963

GOVERNMENT & HIGH QUALITY BOND (R5)	11.18%	111,190	NATIONAL FINANCIAL SERVICES LLC
			499 WASHINGTON BLVD
			JERSEY CITY NJ 07310-1995

GOVERNMENT MONEY MARKET (I)	100.00%	10,055	PRINCIPAL GLOBAL INVESTORS LLC
			ATTN SEAN CLINES 801-9A08
			801 GRAND AVE
			DES MOINES IA 50309-8000

GOVERNMENT MONEY MARKET (R6)	12.69%	446,570,657	INCOME FUND
			FBO PGI
			ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

GOVERNMENT MONEY MARKET (R6)	10.65%	375,000,066	BNY MELLON AS AGENT FOR VARIOUS
			PRINCIPAL FUNDS
			500 GRANT ST
			PITTSBURGH PA 15219-2502

GOVERNMENT MONEY MARKET (R6)	5.13%	180,818,975	EQUITY INCOME FUND
			FBO PGI
			ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

HIGH INCOME (I)	55.15%	210,657,068	PRINCIPAL GLOBAL INVESTORS TRUST CO
			PRINCIPAL LIFETIME HYBRID
			COLLECTIVE INVESTMENT FUNDS
			1300 SW 5TH AVE STE 3300
			PORTLAND OR 97201-5640

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner

HIGH INCOME (I)	9.20%	35,141,137	PRINCIPAL LIFE INS COMPANY CUST
			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS
			711 HIGH STREET
			DES MOINES IA 50392-0001

HIGH INCOME (I)	7.88%	30,132,541	LIFETIME 2030 FUND
			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

HIGH YIELD (A)	14.94%	10,309,346	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

HIGH YIELD (A)	9.52%	6,569,844	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

HIGH YIELD (A)	5.32%	3,674,899	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

HIGH YIELD (A)	5.17%	3,572,338	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY A/C FOR THE
			BENIFIT OF CUSTOMERS
			ATTN MUTUAL FUNDS
			101 MONTGOMERY ST
			SAN FRANCISCO CA 94104-4151

HIGH YIELD (C)	19.43%	1,152,979	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

HIGH YIELD (C)	19.12%	1,134,634	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

HIGH YIELD (C)	6.89%	408,879	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
HIGH YIELD (C)	6.89%	408,961	RAYMOND JAMES
			OMNIBUS FOR MUTUAL FUNDS
			HOUSE ACCT FIRM 92500015
			ATTN: COURTNEY WALLER
			880 CARILLON PKWY
			ST PETERSBURG FL 33716-1102

HIGH YIELD (C)	5.84%	346,445	CHARLES SCHWAB & CO INC
			FBO SPECIAL CUSTODY ACCOUNTS
			ATTN MUTUAL FUNDS
			211 MAIN ST
			SAN FRANCISCO CA 94105-1901

HIGH YIELD (I)	31.58%	62,148,303	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

HIGH YIELD (I)	14.16%	27,879,588	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

HIGH YIELD (I)	11.19%	22,026,847	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

HIGH YIELD (I)	6.42%	12,638,681	UBS WM USA
			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

HIGH YIELD (I)	5.10%	10,043,411	LPL FINANCIAL
			OMNIBUS CUSTOMER ACCOUNT
			ATTN MUTUAL FUND TRADING
			4707 EXECUTIVE DR
			SAN DIEGO CA 92121-3091

HIGH YIELD (R6)	18.50%	15,431,721	SAM BALANCED PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
HIGH YIELD (R6)	18.27%	15,238,354	PRINCIPAL LIFE INS COMPANY CUST
			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS
			711 HIGH STREET
			DES MOINES IA 50392-0001

HIGH YIELD (R6)	13.83%	11,534,041	WELLS FARGO BANK NA
			PO BOX 1533
			MINNEAPOLIS MN 55480-1533

HIGH YIELD (R6)	7.83%	6,535,783	SAM CONS BALANCED PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

HIGH YIELD (R6)	6.53%	5,447,365	SAM FLEXIBLE INCOME PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

HIGH YIELD (R6)	5.18%	4,325,643	SAM CONS GROWTH PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INFLATION PROTECTION (I)	39.03%	76,686,996	PRINCIPAL GLOBAL INVESTORS TRUST CO
			PRINCIPAL LIFETIME HYBRID
			COLLECTIVE INVESTMENT FUNDS
			1300 SW 5TH AVE STE 3300
			PORTLAND OR 97201-5640

INFLATION PROTECTION (I)	11.89%	23,358,094	PRINCIPAL LIFE INS COMPANY CUST
			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS
			711 HIGH STREET
			DES MOINES IA 50392-0001

INFLATION PROTECTION (I)	9.62%	18,909,653	LIFETIME 2020 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INFLATION PROTECTION (I)	7.72%	15,178,391	SAM FLEXIBLE INCOME PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
INFLATION PROTECTION (R1)	99.84%	97,355	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

INFLATION PROTECTION (R3)	39.83%	365,366	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

INFLATION PROTECTION (R3)	21.80%	200,052	DSL CONSTRUCTION CORP
			FBO EXEC NQ EXCESS OF DSL CONSTRUCTIONS
			ATTN PLAN TRUSTEE
			11300 W OLYMPIC BLVD STE 770
			LOS ANGELES CA 90064-1644

INFLATION PROTECTION (R3)	14.37%	131,855	PRINCIPAL TRUST COMPANY
			ATTN PLAN TRUSTEE
			FBO PRCD HOLDINGS LLC NQ DEF COMP
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

INFLATION PROTECTION (R3)	5.57%	51,182	GREEN RIVER RENTALS
			FBO EXEC NQ EXCESS OF GREEN RIVER RENTALS
			ATTN PLAN TRUSTEE
			5720 NASHVILLE ROAD
			BOWLING GREEN KY 42101-7546

INFLATION PROTECTION (R3)	5.28%	48,466	PRINCIPAL TRUST COMPANY
			FBO DUPAGE INTERNAL MEDICINE LLC
			228 OXFORD AVE
			CLARENDON HLS IL 60514-2807

INFLATION PROTECTION (R4)	93.07%	507,008	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

INFLATION PROTECTION (R5)	89.82%	571,569	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
INFLATION PROTECTION (R5)	6.13%	39,070	COMANCHE COUNTY HOSPITAL AUTHORITY
			FBO COMANCHE COUNTY HOSPITAL
			AUTHORITY EMPLOYEE EXCESS PLAN
			ATTN DONNA WADE
			3401 W GORE BLVD
			LAWTON OK 73505-6300

INTERNATIONAL EQUITY INDEX (I)	25.57%	1,216,735	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (I)	24.88%	1,183,683	LPL FINANCIAL
			OMNIBUS CUSTOMER ACCOUNT
			ATTN MUTUAL FUND TRADING
			4707 EXECUTIVE DR
			SAN DIEGO CA 92121-3091

INTERNATIONAL EQUITY INDEX (I)	22.17%	1,054,824	CHARLES SCHWAB & CO INC
			FBO SPECIAL CUSTODY ACCOUNTS
			ATTN MUTUAL FUNDS
			211 MAIN ST
			SAN FRANCISCO CA 94105-1901

INTERNATIONAL EQUITY INDEX (I)	15.01%	714,241	PIMS/PRUDENTIAL RETIREMENT
			AS NOMINEE FOR THE TTEE/CUST PL 008
			EMPIRE TODAY, LLC 401(K)
			333 NORTHWEST AVE
			NORTHLAKE IL 60164-1604

INTERNATIONAL EQUITY INDEX (R1)	67.51%	24,870	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (R1)	13.95%	5,140	FIIOC FBO
			CENTRAL PARK INSURANCE AGENCY INC
			EMPLOYEES PROFIT SHARING PLAN
			100 MAGELLAN WAY
			COVINGTON KY 41015-1987

INTERNATIONAL EQUITY INDEX (R1)	8.06%	2,970	MID ATLANTIC TRUST COMPANY FBO
			BORIK HOSPITALIST GROUP, INC 401(K
			1251 WATERFRONT PLACE SUITE 525
			PITTSBURGH PA 15222-4228

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
INTERNATIONAL EQUITY INDEX (R1)	7.91%	2,915	FIIOC
			FBO KEITH PORTER INSULATION & FIREPLACE
			401K PLAN
			100 MAGELLAN WAY (KW1C)
			COVINGTON KY 41015-1987

INTERNATIONAL EQUITY INDEX (R3)	59.49%	684,536	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (R3)	5.62%	64,672	STATE STREET BANK AND TRUST COMPANY
			TRUSTEE AND/OR CUSTODIAN
			FBO ADP ACCESS PRODUCT
			1 LINCOLN ST
			BOSTON MA 02111-2901

INTERNATIONAL EQUITY INDEX (R4)	43.96%	400,252	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (R4)	24.24%	220,707	STATE STREET BANK AND TRUST COMPANY
			TRUSTEE AND/OR CUSTODIAN
			FBO ADP ACCESS PRODUCT
			1 LINCOLN ST
			BOSTON MA 02111-2901

INTERNATIONAL EQUITY INDEX (R4)	5.17%	47,156	PRINCIPAL TRUST COMPANY
			FBO LESLIE GABER ASSOC INC
			CASH BALANCE PLAN
			24 HILLCREST DR
			COLTS NECK NJ 07722-2227

INTERNATIONAL EQUITY INDEX (R5)	55.76%	885,675	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (R5)	17.70%	281,136	WACHOVIA BANK NATIONAL ASSOCIATION
			FBO DEF COMP PLAN OF CED INC (PS DEF
			ATTN SHELLEY ANDERSON
			ONE WEST FOURTH STREET
			WINSTON-SALEM NC 27101-3972

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
INTERNATIONAL EQUITY INDEX (R5)	8.73%	138,708	FIIOC
			FBO PATTERSON & DEWAR ENGINEERS INC
			100 MAGELLAN WAY
			COVINGTON KY 41015-1987

INTERNATIONAL EQUITY INDEX (R5)	5.66%	89,922	RELIANCE TRUST COMPANY CUST
			FBO ADP ACCESS LARGE MARKET 401(K) PLAN
			201 17TH ST NW STE 1000
			ATLANTA GA 30363-1195

INTERNATIONAL EQUITY INDEX (R6)	39.05%	35,127,719	PRINCIPAL LIFE INS COMPANY CUST
			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS
			711 HIGH STREET
			DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (R6)	33.11%	29,785,405	DIVERSIFIED GROWTH ACCOUNT
			ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (R6)	13.17%	11,846,358	DIVERSIFIED GROWTH VOLATILITY
			CONTROL ACCOUNT
			ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL EQUITY INDEX (R6)	5.68%	5,111,959	DIVERSIFIED BALANCED ACCOUNT
			ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL I (I)	71.59%	5,819,040	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

INTERNATIONAL I (I)	12.04%	979,303	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

INTERNATIONAL I (I)	6.08%	494,847	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY A/C FOR THE
			BENEFIT OF CUSTOMERS
			ATTN MUTUAL FUNDS
			101 MONTGOMERY ST
			SAN FRANCISCO CA 94104-4151

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
INTERNATIONAL I (R1)	100.00%	82,295	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL I (R3)	90.84%	122,457	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL I (R4)	92.55%	38,895	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL I (R4)	5.90%	2,483	INTL UNION AGAINST TB & LUNG DIS
			FBO INTL UNION AGAINST TB&LD VITAL
			ATTN PLAN TRUSTEE
			STRATEGIES 457B
			61 BROADWAY STE 1010
			NEW YORK NY 10006-2738

INTERNATIONAL I (R5)	97.94%	180,369	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL I (R6)	78.09%	12,617,383	PRINCIPAL LIFE INS COMPANY CUST
			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS
			711 HIGH STREET
			DES MOINES IA 50392-0001

INTERNATIONAL I (R6)	9.18%	1,484,695	C/O BANKERS TRUST
			1 FREEDOM VALLEY DR
			OAKS PA 19456-9989

INTERNATIONAL SMALL COMPANY (I)	72.35%	3,288,832	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

INTERNATIONAL SMALL COMPANY (I)	9.83%	446,993	THE GRABLE FOUNDATION
			701 MARKET ST STE 1100
			SAINT LOUIS MO 63101-1867

INTERNATIONAL SMALL COMPANY (I)	8.46%	384,582	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

INTERNATIONAL SMALL COMPANY (R6)	13.50%	9,385,988	LIFETIME 2040 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL SMALL COMPANY (R6)	13.05%	9,072,935	LIFETIME 2030 FUND
			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL SMALL COMPANY (R6)	10.38%	7,220,582	LIFETIME 2050 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL SMALL COMPANY (R6)	7.16%	4,983,900	SAM STRATEGIC GROWTH PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL SMALL COMPANY (R6)	6.84%	4,759,828	SAM BALANCED PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

INTERNATIONAL SMALL COMPANY (R6)	6.30%	4,380,050	SAM CONS GROWTH PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
LARGECAP GROWTH I (A)	13.94%	4,187,241	J. P. MORGAN SECURITIES LLC
			FBO EXCLUSIVE BENEFIT OF OUR CUST
			4 CHASE METROTECH CTR
			BROOKLYN NY 11245-0003

LARGECAP GROWTH I (A)	8.27%	2,485,330	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
LARGECAP GROWTH I (I)	78.47%	136,367,386	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

LARGECAP GROWTH I (I)	8.58%	14,915,526	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH I (R1)	95.34%	834,662	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH I (R3)	72.22%	3,632,559	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH I (R4)	50.62%	1,897,354	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH I (R4)	22.37%	838,435	EMPOWER TRUST FBO
			EMPLOYEE BENEFITS CLIENTS 401K
			8515 E ORCHARD RD 2T2
			GREENWOOD VILLAGE CO 80111-5002

LARGECAP GROWTH I (R4)	5.85%	219,316	CHARLES SCHWAB & CO INC
			FBO CHARLES SCHWAB & CO INC
			ATTN MUTUAL FUNDS
			101 MONTGOMERY ST
			SAN FRANCISCO CA 94104-4151

LARGECAP GROWTH I (R5)	78.45%	9,660,061	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP GROWTH I (R5)	5.90%	726,637	RELIANCE TRUST CO TTEE
			FBO ADP ACCESS LARGE MARKET 401(K) PLAN
			201 17TH ST NW STE 1000
			ATLANTA GA 30363-1195

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner

LARGECAP GROWTH I (R6)	59.63%	269,368,908	PRINCIPAL LIFE INS COMPANY CUST
			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS
			711 HIGH STREET
			DES MOINES IA 50392-0001

LARGECAP GROWTH I (R6)	5.95%	26,890,589	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS
			ATTN NPIO TRADE DESK OMNIBUS
			711 HIGH STREET
			DES MOINES IA 50392-0001

LARGECAP GROWTH I (R6)	5.23%	23,625,692	LIFETIME 2040 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (A)	18.08%	5,057,667	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

LARGECAP S&P 500 INDEX (A)	6.71%	1,877,516	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

LARGECAP S&P 500 INDEX (C)	17.55%	400,094	LPL FINANCIAL
			OMNIBUS CUSTOMER ACCOUNT
			ATTN MUTUAL FUND TRADING
			4707 EXECUTIVE DR
			SAN DIEGO CA 92121-3091

LARGECAP S&P 500 INDEX (C)	14.38%	327,696	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

LARGECAP S&P 500 INDEX (C)	10.46%	238,518	STIFEL NICOLAUS & CO INC
			EXCLUSIVE BENEFIT OF CUSTOMERS
			501 N BROADWAY
			SAINT LOUIS MO 63102-2188

LARGECAP S&P 500 INDEX (C)	10.39%	236,804	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
LARGECAP S&P 500 INDEX (C)	5.38%	122,617	RAYMOND JAMES
			OMNIBUS FOR MUTUAL FUNDS
			HOUSE ACCT FIRM 92500015
			ATTN: COURTNEY WALLER
			880 CARILLON PKWY
			ST PETERSBURG FL 33716-1100

LARGECAP S&P 500 INDEX (I)	9.93%	18,411,179	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (I)	9.12%	16,903,144	LIFETIME 2040 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (I)	8.68%	16,092,576	LIFETIME 2030 FUND
			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (I)	7.01%	13,004,040	LIFETIME 2050 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (R1)	71.53%	442,722	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (R3)	61.59%	4,045,187	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (R4)	47.54%	2,382,924	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP S&P 500 INDEX (R4)	5.44%	272,817	STATE STREET BANK AND TRUST COMPANY
			TRUSTEE AND/OR CUSTODIAN
			FBO ADP ACCESS PRODUCT
			1 LINCOLN ST
			BOSTON MA 02111-2901

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner

LARGECAP S&P 500 INDEX (R4)	5.18%	259,959	NOMURA HOLDING AMERICA INC
			ATTN PLAN TRUSTEE
			FBO NOMURA SUPP RET SAVINGS
			309 W 49TH ST
			NEW YORK NY 10019-9102

LARGECAP S&P 500 INDEX (R5)	71.91%	9,029,730	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP VALUE III (I)	13.44%	19,976,970	LIFETIME 2040 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP VALUE III (I)	12.80%	19,027,417	LIFETIME 2030 FUND
			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP VALUE III (I)	11.62%	17,272,147	PRINCIPAL LIFE INS COMPANY CUST
			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS
			711 HIGH STREET
			DES MOINES IA 50392-0001

LARGECAP VALUE III (I)	10.34%	15,367,919	LIFETIME 2050 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP VALUE III (I)	7.46%	11,084,345	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

LARGECAP VALUE III (R1)	91.82%	216,820	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP VALUE III (R1)	6.91%	16,340	RELIANCE TRUST CO TTEE
			FBO ADP ACCESS LARGE MARKET 401(K) PLAN
			201 17TH ST NW STE 1000
			ATLANTA GA 30363-1195

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
LARGECAP VALUE III (R3)	80.64%	284,159	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP VALUE III (R4)	69.49%	78,303	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
LARGECAP VALUE III (R4)	13.31%	15,001	PRINCIPAL TRUST COMPANY
			FBO CRST INTL NQ PLAN
			ATTN SUSAN SAGGIONE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

LARGECAP VALUE III (R4)	7.02%	7,920	NEW LONDON HOSPITAL ASSOC INC
			FBO NEW LONDON HOSP ASSOC INC 457B
			ATTN TINA NAIMIE
			273 COUNTY RD
			NEW LONDON NH 03257-7700

LARGECAP VALUE III (R5)	55.56%	190,572	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

LARGECAP VALUE III (R5)	15.70%	53,880	DELAWARE CHARTER GUAR & TRUST CO
			FBO PRINCIPAL TRUST COMPANY
			VEBA TRUST IBEW HEALTH SAVING PLAN
			SOUTHWEST SCHOOL CORPORATION
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

LARGECAP VALUE III (R5)	8.65%	29,693	PRINCIPAL TRUST COMPANY
			FBO NIPPON LIFE INS CO EXEC NQ
			ATTN SUSAN SAGGIONE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

LARGECAP VALUE III (R5)	6.66%	22,874	APPALACHIAN REGIONAL HEALTHCARE
			SYSTEM
			FBO EXECUTIVE 457B OF ARHS INC
			ATTN AMY CRABBE
			PO BOX 2600
			BOONE NC 28607-2600

MIDCAP (A)	13.22%	6,878,242	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

MIDCAP (A)	5.13%	2,668,836	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
MIDCAP (C)	30.13%	432,562	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

MIDCAP (C)	20.10%	288,545	CHARLES SCHWAB & CO INC
			FBO SPECIAL CUSTODY ACCOUNTS
			ATTN MUTUAL FUNDS
			211 MAIN ST
			SAN FRANCISCO CA 94105-1901

MIDCAP (C)	8.38%	120,388	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

MIDCAP (C)	8.13%	116,770	STIFEL NICOLAUS & CO INC
			EXCLUSIVE BENEFIT OF CUSTOMERS
			501 N BROADWAY
			SAINT LOUIS MO 63102-2188

MIDCAP (I)	15.27%	47,910,475	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

MIDCAP (I)	12.10%	37,951,540	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

MIDCAP (I)	10.59%	33,209,164	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY A/C FBO CUSTOMERS
			ATTN MUTUAL FUNDS
			211 MAIN STREET
			SAN FRANCISCO CA 94105-1901

MIDCAP (I)	8.92%	27,978,873	RAYMOND JAMES
			OMNIBUS FOR MUTUAL FUNDS
			HOUSE ACCT FIRM 92500015
			ATTN: COURTNEY WALLER
			880 CARILLON PKWY
			ST PETERSBURG FL 33716-1102

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
MIDCAP (I)	8.92%	27,974,681	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

MIDCAP (I)	7.07%	22,173,418	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

MIDCAP (I)	5.35%	16,782,827	UBS WM USA
			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

MIDCAP (I)	5.12%	16,078,867	AMERICAN ENTERPRISE INVESTMENT SVC
			FBO #41999970
			707 2ND AVE S
			MINNEAPOLIS MN 55402-2405

MIDCAP (R1)	95.94%	2,976,661	VOYA INSTITUTIONAL TRUST COMPANY
			1 ORANGE WAY
			WINDSOR CT 06095-4773

MIDCAP (R3)	42.35%	635,854	STATE STREET BANK AND TRUST COMPANY
			TRUSTEE AND/OR CUSTODIAN
			FBO ADP ACCESS PRODUCT
			1 LINCOLN ST
			BOSTON MA 02111-2901

MIDCAP (R3)	16.19%	243,195	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP (R4)	28.27%	446,219	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY A/C FBO CUSTOMERS
			ATTN MUTUAL FUNDS
			101 MONTGOMERY ST
			SAN FRANCISCO CA 94104-4151

MIDCAP (R4)	19.29%	304,386	LINCOLN RETIREMENT SERVICES CO
			FBO UT SYSTEM ORP
			PO BOX 7876
			FORT WAYNE IN 46801-7876

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
MIDCAP (R4)	17.02%	268,590	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP (R4)	7.75%	122,357	LINCOLN RETIREMENT SERVICES CO
			FBO UT SYSTEM TSA
			PO BOX 7876
			FORT WAYNE IN 46801-7876

MIDCAP (R4)	6.52%	102,969	JOHN HANCOCK TRUST COMPANY LLC
			690 CANTON ST STE 100
			WESTWOOD MA 02090-2324

MIDCAP (R5)	25.21%	2,423,585	MID ATLANTIC TRUST COMPANY FBO
			MATC OMNIBUS DIV REINVEST
			1251 WATERFRONT PL STE 525
			PITTSBURGH PA 15222-4228

MIDCAP (R5)	17.44%	1,676,996	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY A/C FBO CUSTOMERS
			ATTN MUTUAL FUNDS
			101 MONTGOMERY ST
			SAN FRANCISCO CA 94104-4151

MIDCAP (R5)	16.79%	1,614,114	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP (R5)	6.60%	634,567	TIAA, FSB CUST/TTEE FBO:
			RETIREMENT PLANS FOR WHICH
			TIAA ACTS AS RECORDKEEPER
			ATTN: TRUST OPERATIONS
			211 N BROADWAY STE 1000
			SAINT LOUIS MO 63102-2748

MIDCAP (R6)	37.78%	68,344,941	EDWARD D JONES & CO
			FOR THE BENEFIT OF CUSTOMERS
			12555 MANCHESTER RD
			SAINT LOUIS MO 63131-3710

MIDCAP (R6)	13.49%	24,405,277	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 2
			JACKSONVILLE FL 32246-6484

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
MIDCAP (R6)	8.11%	14,680,429	WELLS FARGO BANK NA
			FBO OMNIBUS CASH CASH XXXX0
			PO BOX 1533
			MINNEAPOLIS MN 55480-1533

MIDCAP (R6)	5.07%	9,177,950	SAXON & CO
			FBO 40400904099990
			PO BOX 94597
			CLEVELAND OH 44101-4597

MIDCAP GROWTH (I)	25.66%	3,482,970	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

MIDCAP GROWTH (I)	13.90%	1,887,823	LPL FINANCIAL
			OMNIBUS CUSTOMER ACCOUNT
			ATTN MUTUAL FUND TRADING
			4707 EXECUTIVE DR
			SAN DIEGO CA 92121-3091

MIDCAP GROWTH (I)	11.55%	1,568,654	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP GROWTH (I)	7.15%	970,963	NATIONWIDE TRUST COMPANY FSB
			C/O IPO PORTFOLIO ACCOUNTING
			PO BOX 182029
			COLUMBUS OH 43218-2029

MIDCAP GROWTH (R1)	81.74%	125,621	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP GROWTH (R1)	8.42%	12,949	MID ATLANTIC TRUST COMPANY FBO
			BRAINLINK INTERNATIONAL INC 401(K)
			1251 WATERFRONT PLACE SUITE 525
			PITTSBURGH PA 15222-4228

MIDCAP GROWTH (R3)	33.77%	778,458	SAMMONS RETIREMENT SOLUTIONS
			8300 MILLS CIVIC PKWY
			WDM IA 50266-3833

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
MIDCAP GROWTH (R3)	16.50%	380,468	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP GROWTH (R3)	8.81%	203,060	PIMS/PRUDENTIAL RETIREMENT
			AS NOMINEE FOR THE TTEE/CUST PL 900
			DEFINED CONTRIBUTION PENSION
			23 MAIN STREET SUITE D1
			HOLMDEL NJ 07733-2136

MIDCAP GROWTH (R3)	7.54%	173,921	PIMS/PRUDENTIAL RETIREMENT
			AS NOMINEE FOR THE TTEE/CUST PL 900
			TAX DEFERRED ANNUITY PLAN OF
			23 MAIN STREET SUITE D1
			HOLMDEL NJ 07733-2136

MIDCAP GROWTH (R3)	5.78%	133,401	FIIOC
			FBO DEFOE CORP 401K EMPLOYEE SAVINGS PLAN
			100 MAGELLAN WAY (KW1C)
			COVINGTON KY 41015-1987

MIDCAP GROWTH (R4)	76.55%	429,309	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP GROWTH (R4)	9.02%	50,618	PRINCIPAL TRUST COMPANY
			FBO FIRST COUNTY BANK NQ DEF COMP AND SERP
			ATTN PLAN TRUSTEE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

MIDCAP GROWTH (R5)	61.10%	349,530	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP GROWTH (R5)	14.10%	80,697	PRINCIPAL TRUST COMPANY
			FBO GRIMMWAY FARMS EXEC DEFERRED COMP
			ATTN PLAN TRUSTEE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
MIDCAP GROWTH (R5)	5.30%	30,354	PRINCIPAL TRUST COMPANY
			FBO NQ DB OF AAA ARIZONA
			ATTN SUSAN SAGGIONE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

MIDCAP GROWTH (R5)	5.26%	30,115	MID ATLANTIC TRUST COMPANY FBO
			MATC OMNIBUS DIV REINVEST
			1251 WATERFRONT PL STE 525
			PITTSBURGH PA 15222-4228

MIDCAP GROWTH III (I)	37.41%	39,731,717	PRINCIPAL LIFE INS COMPANY CUST
			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS
			711 HIGH STREET
			DES MOINES IA 50392-0001

MIDCAP GROWTH III (I)	13.15%	13,969,145	LIFETIME 2030 FUND
			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP GROWTH III (I)	12.60%	13,383,694	LIFETIME 2040 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP GROWTH III (I)	9.78%	10,394,048	LIFETIME 2050 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP GROWTH III (R1)	86.63%	153,573	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP GROWTH III (R1)	8.56%	15,178	RELIANCE TRUST CO TTEE
			FBO ADP ACCESS LARGE MARKET 401(K) PLAN
			201 17TH ST NW STE 1000
			ATLANTA GA 30363-1195

MIDCAP GROWTH III (R3)	63.76%	235,642	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
MIDCAP GROWTH III (R3)	16.89%	62,456	COUNSEL TRUST DBA MATC FBO
			INTEGRATED LINER TECHNOLOGIES
			401 K PROFIT SHARING PLAN & TRUST
			1251 WATERFRONT PL STE 525
			PITTSBURGH PA 15222-4228

MIDCAP GROWTH III (R4)	82.57%	122,474	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP GROWTH III (R4)	6.01%	8,926	CROSS SALES & ENGINEERING
			FBO EXEC EXCESS OF CROSS SALES & ENG
			ATTN JERRY BOHNSACK
			PO BOX 18508
			GREENSBORO NC 27419-8508

MIDCAP GROWTH III (R4)	5.81%	8,629	PRINCIPAL TRUST COMPANY
			FBO EXEC 457B OF AMERICAN SOCIETY
			ATTN SUSAN SAGGIONE
			OF SAFETY ENGINEERS
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

MIDCAP GROWTH III (R5)	82.33%	202,951	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP GROWTH III (R5)	8.97%	22,128	CAMPUS USA CREDIT UNION
			FBO 457F OF CAMPUS CREDIT UNION
			ATTN JILL HARPER
			PO BOX 147029
			GAINESVILLE FL 32614-7029

MIDCAP S&P 400 INDEX (I)	12.21%	1,157,113	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (I)	11.31%	1,072,495	LPL FINANCIAL
			OMNIBUS CUSTOMER ACCOUNT
			ATTN MUTUAL FUND TRADING
			4707 EXECUTIVE DR
			SAN DIEGO CA 92121-3091

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
MIDCAP S&P 400 INDEX (I)	8.86%	839,897	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

MIDCAP S&P 400 INDEX (I)	7.66%	726,476	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY A/C FBO CUSTOMERS
			ATTN MUTUAL FUNDS
			211 MAIN STREET
			SAN FRANCISCO CA 94105-1901

MIDCAP S&P 400 INDEX (I)	7.39%	701,099	STATE STREET BANK AND TRUST COMPANY
			TRUSTEE AND/OR CUSTODIAN
			FBO ADP ACCESS PRODUCT
			1 LINCOLN ST
			BOSTON MA 02111-2901

MIDCAP S&P 400 INDEX (I)	5.16%	489,411	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

MIDCAP S&P 400 INDEX (R1)	52.79%	150,313	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R1)	7.22%	20,578	ASCENSUS TRUST COMPANY FBO
			GXM CONSULTING 401K PLAN 213950
			PO BOX 10758
			FARGO ND 58106-0758

MIDCAP S&P 400 INDEX (R3)	41.20%	1,324,185	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R4)	39.51%	811,455	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R4)	21.17%	434,783	VOYA INSTITUTIONAL TRUST COMPANY
			1 ORANGE WAY
			WINDSOR CT 06095-4773

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
MIDCAP S&P 400 INDEX (R5)	54.95%	2,492,795	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R6)	20.40%	7,539,616	DIVERSIFIED GROWTH ACCOUNT
			ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R6)	13.18%	4,869,378	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS
			ATTN NPIO TRADE DESK OMNIBUS
			711 HIGH STREET
			DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R6)	8.11%	2,998,086	DIVERSIFIED GROWTH VOLATILITY
			CONTROL ACCOUNT
			ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R6)	6.42%	2,372,116	LIFETIME HYBRID 2040 FUND
			ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R6)	6.30%	2,329,500	LIFETIME HYBRID 2030 FUND
			ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R6)	5.60%	2,069,056	LIFETIME HYBRID 2035 FUND
			ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP S&P 400 INDEX (R6)	5.36%	1,981,419	LIFETIME HYBRID 2025 FUND
			ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP VALUE I (A)	23.61%	719,366	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
MIDCAP VALUE I (I)	76.43%	57,752,138	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

MIDCAP VALUE I (I)	7.93%	5,996,689	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

MIDCAP VALUE I (R1)	92.30%	152,019	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP VALUE I (R3)	71.61%	556,331	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP VALUE I (R4)	66.40%	416,098	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP VALUE I (R4)	9.97%	62,506	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY ACCT FBO CUSTOMERS
			ATTN MUTUAL FUNDS
			101 MONTGOMERY ST
			SAN FRANCISCO CA 94104-4151

MIDCAP VALUE I (R4)	5.65%	35,460	VRSCO
			FBO AIGFSB CUST TTEE FBO
			SLIDELL MEMORIAL 457 DEF COMP PLAN
			2727-A ALLEN PARKWAY 4-D1
			HOUSTON TX 77019-2107

MIDCAP VALUE I (R5)	61.64%	1,261,991	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP VALUE I (R5)	5.24%	107,343	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY ACCT FBO CUSTOMERS
			ATTN MUTUAL FUNDS
			101 MONTGOMERY ST
			SAN FRANCISCO CA 94104-4151

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner

MIDCAP VALUE I (R6)	53.42%	79,504,067	PRINCIPAL LIFE INS COMPANY CUST
			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS
			711 HIGH STREET
			DES MOINES IA 50392-0001

MIDCAP VALUE I (R6)	9.42%	14,030,304	LIFETIME 2040 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP VALUE I (R6)	8.99%	13,383,611	LIFETIME 2030 FUND
			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

MIDCAP VALUE I (R6)	7.31%	10,880,108	LIFETIME 2050 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
OPPORTUNISTIC MUNICIPAL (A)	25.05%	1,126,090	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

OPPORTUNISTIC MUNICIPAL (A)	16.75%	752,942	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

OPPORTUNISTIC MUNICIPAL (A)	11.77%	529,047	AMERICAN ENTERPRISE INVESTMENT SVC
			FBO #41999970
			707 2ND AVE S
			MINNEAPOLIS MN 55402-2405

OPPORTUNISTIC MUNICIPAL (A)	6.90%	310,151	RAYMOND JAMES
			OMNIBUS FOR MUTUAL FUNDS
			HOUSE ACCT FIRM 92500015
			ATTN: COURTNEY WALLER
			880 CARILLON PKWY
			ST PETERSBURG FL 33716-1102

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
OPPORTUNISTIC MUNICIPAL (A)	6.84%	307,739	RBC CAPITAL MARKETS LLC
			MUTUAL FUND OMNIBUS PROCESSING OMNIBUS
			ATTN MUTUAL FUND OPS MANAGER
			250 NICOLLET MALL SUITE 1400
			MINNEAPOLIS MN 55401-7554

OPPORTUNISTIC MUNICIPAL (I)	19.31%	1,506,802	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

OPPORTUNISTIC MUNICIPAL (I)	16.69%	1,302,407	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

OPPORTUNISTIC MUNICIPAL (I)	13.32%	1,039,751	RAYMOND JAMES
			OMNIBUS FOR MUTUAL FUNDS
			HOUSE ACCT FIRM 92500015
			ATTN: COURTNEY WALLER
			880 CARILLON PKWY
			ST PETERSBURG FL 33716-1102

OPPORTUNISTIC MUNICIPAL (I)	11.55%	901,274	UBS WM USA
			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

OPPORTUNISTIC MUNICIPAL (I)	9.25%	722,422	TD AMERITRADE INC FOR THE
			EXCLUSIVE BENEFIT OF OUR CLIENTS
			PO BOX 2226
			OMAHA NE 68103-2226

OPPORTUNISTIC MUNICIPAL (I)	7.76%	605,866	LPL FINANCIAL
			OMNIBUS CUSTOMER ACCOUNT
			ATTN MUTUAL FUND TRADING
			4707 EXECUTIVE DR
			SAN DIEGO CA 92121-3091

OPPORTUNISTIC MUNICIPAL (I)	7.52%	587,308	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

ORIGIN EMERGING MARKETS (A)	45.11%	241,753	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner

ORIGIN EMERGING MARKETS (I)	45.60%	4,332,075	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

ORIGIN EMERGING MARKETS (I)	22.76%	2,162,043	TD AMERITRADE INC FOR THE
			EXCLUSIVE BENEFIT OF OUR CLIENTS
			PO BOX 2226
			OMAHA NE 68103-2226

ORIGIN EMERGING MARKETS (I)	15.04%	1,429,481	CAPINCO C/O US BANK NA
			1555 N RIVERCENTER DR STE 302
			MILWAUKEE WI 53212-3958

ORIGIN EMERGING MARKETS (I)	9.44%	897,100	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY A/C FBO CUSTOMERS
			ATTN MUTUAL FUNDS
			211 MAIN ST
			SAN FRANCISCO CA 94105-1901

ORIGIN EMERGING MARKETS (R6)	35.76%	92,382,873	PRINCIPAL GLOBAL INVESTORS TRUST CO
			PRINCIPAL LIFETIME HYBRID
			COLLECTIVE INVESTMENT FUNDS
			1300 SW 5TH AVE STE 3300
			PORTLAND OR 97201-5640

ORIGIN EMERGING MARKETS (R6)	11.83%	30,564,962	PRINCIPAL LIFE INS COMPANY CUST
			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS
			711 HIGH STREET
			DES MOINES IA 50392-0001

ORIGIN EMERGING MARKETS (R6)	6.86%	17,722,921	SAM BALANCED PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

ORIGIN EMERGING MARKETS (R6)	6.34%	16,402,058	SAM CONS GROWTH PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

ORIGIN EMERGING MARKETS (R6)	5.55%	14,357,377	SAM STRATEGIC GROWTH PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
OVERSEAS (I)	17.66%	37,683,011	PRINCIPAL LIFE INS COMPANY CUST
			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS
			711 HIGH STREET
			DES MOINES IA 50392-0001

OVERSEAS (I)	11.94%	25,484,894	LIFETIME 2040 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

OVERSEAS (I)	11.38%	24,297,871	LIFETIME 2030 FUND
			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

OVERSEAS (I)	10.52%	22,457,121	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

OVERSEAS (I)	9.22%	19,679,895	LIFETIME 2050 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

OVERSEAS (R3)	75.29%	47,179	PRINCIPAL TRUST COMPANY
			FBO DUPAGE INTERNAL MEDICINE LLC
			228 OXFORD AVE
			CLARENDON HLS IL 60514-2807

OVERSEAS (R3)	19.37%	12,139	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

OVERSEAS (R4)	99.39%	70,569	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION (A)	34.48%	6,601,881	J. P. MORGAN SECURITIES LLC
			FBO EXCLUSIVE BENEFIT OF OUR CUST
			4 CHASE METROTECH CTR
			BROOKLYN NY 11245-0003

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL CAPITAL APPRECIATION (A)	7.76%	1,486,453	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

PRINCIPAL CAPITAL APPRECIATION (C)	16.93%	117,030	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

PRINCIPAL CAPITAL APPRECIATION (C)	8.39%	58,031	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

PRINCIPAL CAPITAL APPRECIATION (C)	5.73%	39,621	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

PRINCIPAL CAPITAL APPRECIATION (I)	23.58%	8,541,420	PRINCIPAL LIFE INS COMPANY CUST
			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS

			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION (I)	16.11%	5,836,093	SAM BALANCED PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION (I)	14.96%	5,419,570	SAM CONS GROWTH PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION (I)	11.95%	4,328,154	SAM STRATEGIC GROWTH PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION (I)	7.33%	2,654,884	AMERICAN ENTERPRISE INVESTMENT SVC
			FBO #41999970
			707 2ND AVE S
			MINNEAPOLIS MN 55402-2405

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL CAPITAL APPRECIATION (R1)	87.52%	22,138	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION (R1)	9.41%	2,381	LAKEWOOD RESOURCE & REFERRAL CENTER
			FBO 457B OF LAKEWOOD RESOURCE & REFERRAL
			ATTN MIRIAM MILSTEIN
			1771 MADISON AVE
			LAKEWOOD NJ 08701-1242

PRINCIPAL CAPITAL APPRECIATION (R3)	49.80%	172,672	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION (R3)	41.78%	144,874	SAMMONS RETIREMENT SOLUTIONS
			8300 MILLS CIVIC PKWY
			WDM IA 50266-3833

PRINCIPAL CAPITAL APPRECIATION (R4)	89.51%	132,669	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL CAPITAL APPRECIATION (R5)	86.99%	459,775	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME 2010 (A)	21.83%	471,480	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME 2010 (A)	5.53%	119,514	PRINCIPAL LIFE INSURANCE CO CUST
			IRA WILLIAM J HENNESSEY
			1 FOREST HILLS BLVD
			RENSSELAER NY 12144-5831

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME 2010 (A)	5.07%	109,552	MICHAEL E VER STEEG &
			WILLIAM R VER STEEG TTEES
			EUGENE D AND BEVERLY C VER STEEG
			LEGACY TRUST UA DTD 12/31/2012
			1819 250TH ST
			INWOOD IA 51240-7726

PRINCIPAL LIFETIME 2010 (I)	86.78%	23,797,292	PRINCIPAL LIFE INS COMPANY CUST
			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS

			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010 (I)	9.87%	2,707,474	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010 (R1)	99.94%	253,602	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010 (R3)	91.26%	1,164,726	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010 (R4)	57.56%	233,279	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2010 (R4)	29.23%	118,479	RANGER PIPELINES INCORPORATED
			FBO RANGER PIPELINES INC NQ EXCESS PLAN
			ATTN PLAN TRUSTEE
			1790 YOSEMITE AVE
			SAN FRANCISCO CA 94124-2622

PRINCIPAL LIFETIME 2010 (R5)	83.04%	1,027,461	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME 2010 (R5)	7.62%	94,316	PRINCIPAL TRUST COMPANY
			FBO EXEC 457B OF SANFORD HEALTH
			ATTN SUSAN SAGGIONE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

PRINCIPAL LIFETIME 2015 (I)	87.16%	24,034,912	PRINCIPAL LIFE INS COMPANY CUST
			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (I)	11.43%	3,151,686	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (R1)	98.31%	264,839	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (R3)	98.33%	2,236,490	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (R4)	97.55%	1,006,301	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (R5)	91.40%	2,067,543	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2015 (R5)	5.57%	126,184	MAPS CREDIT UNION
			ATTN BARBARA CECIL
			FBO 457B DEF COMP OF MAPS CU
			1900 HINES STREET NW PO BOX 12398
			SALEM OR 97309-0398

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME 2020 (A)	16.74%	1,309,531	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME 2020 (I)	86.86%	123,624,555	PRINCIPAL LIFE INS COMPANY CUST
			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020 (I)	10.36%	14,756,671	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020 (R1)	96.68%	1,003,339	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020 (R3)	90.43%	5,782,257	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020 (R4)	91.86%	2,437,226	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020 (R5)	84.40%	7,452,014	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2020 (R5)	6.68%	590,251	PRINCIPAL TRUST COMPANY
			FBO EXEC 457B OF SANFORD HEALTH
			ATTN SUSAN SAGGIONE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME 2025 (I)	86.20%	112,976,103	PRINCIPAL LIFE INS COMPANY CUST
			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (I)	12.46%	16,338,068	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (R1)	96.16%	670,663	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (R3)	93.31%	8,917,260	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (R4)	83.71%	3,557,328	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2025 (R5)	91.35%	7,812,270	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030 (A)	15.55%	1,637,844	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME 2030 (I)	88.11%	251,972,038	PRINCIPAL LIFE INS COMPANY CUST
			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS
			711 HIGH STREET
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME 2030 (I)	9.10%	26,025,640	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030 (R1)	93.21%	1,285,563	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030 (R3)	90.79%	9,094,424	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030 (R4)	78.83%	3,264,517	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030 (R5)	85.14%	12,687,562	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2030 (R5)	5.49%	819,480	PRINCIPAL TRUST COMPANY
			FBO EXEC 457B OF SANFORD HEALTH
			ATTN SUSAN SAGGIONE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

PRINCIPAL LIFETIME 2035 (I)	85.86%	106,751,195	PRINCIPAL LIFE INS COMPANY CUST
			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035 (I)	12.16%	15,118,983	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME 2035 (R1)	99.99%	635,528	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035 (R3)	96.94%	7,857,090	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035 (R4)	83.94%	2,737,932	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2035 (R5)	91.56%	6,770,867	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040 (A)	12.76%	993,130	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME 2040 (I)	87.45%	178,166,162	PRINCIPAL LIFE INS COMPANY CUST
			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040 (I)	9.82%	20,012,196	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040 (R1)	92.12%	853,818	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME 2040 (R1)	5.97%	55,343	RELIANCE TRUST CO TTEE
			FBO ADP ACCESS LARGE MARKET 401(K) PLAN
			201 17TH ST NW STE 1000
			ATLANTA GA 30363-1195

PRINCIPAL LIFETIME 2040 (R3)	94.23%	6,866,778	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040 (R4)	89.08%	2,883,653	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040 (R5)	86.31%	9,474,595	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2040 (R5)	8.06%	885,825	PRINCIPAL TRUST COMPANY
			FBO EXEC 457B OF SANFORD HEALTH
			ATTN SUSAN SAGGIONE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

PRINCIPAL LIFETIME 2045 (I)	82.33%	74,631,997	PRINCIPAL LIFE INS COMPANY CUST
			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (I)	15.83%	14,349,218	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (R1)	98.38%	356,696	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME 2045 (R3)	98.65%	5,845,434	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (R4)	93.27%	1,852,300	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2045 (R5)	95.73%	5,268,537	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050 (A)	14.41%	920,192	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME 2050 (I)	85.16%	123,930,761	PRINCIPAL LIFE INS COMPANY CUST
			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050 (I)	12.24%	17,823,734	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050 (R1)	94.18%	746,596	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050 (R1)	5.53%	43,844	RELIANCE TRUST CO TTEE
			FBO ADP ACCESS LARGE MARKET 401(K) PLAN
			201 17TH ST NW STE 1000
			ATLANTA GA 30363-1195

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME 2050 (R3)	97.93%	5,231,186	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050 (R4)	92.15%	2,319,086	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050 (R5)	89.39%	5,913,959	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2050 (R5)	5.58%	369,364	PRINCIPAL TRUST COMPANY
			FBO EXEC 457B OF SANFORD HEALTH
			ATTN SUSAN SAGGIONE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

PRINCIPAL LIFETIME 2055 (I)	82.61%	41,665,552	PRINCIPAL LIFE INS COMPANY CUST
			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (I)	14.68%	7,405,411	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (R1)	96.21%	236,585	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (R3)	98.80%	3,113,009	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME 2055 (R4)	97.77%	1,073,887	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2055 (R5)	94.00%	2,526,946	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060 (I)	87.45%	39,804,839	PRINCIPAL LIFE INS COMPANY CUST
			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060 (I)	9.87%	4,496,213	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060 (R1)	93.60%	187,993	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060 (R1)	6.39%	12,852	RELIANCE TRUST CO TTEE
			FBO ADP ACCESS LARGE MARKET 401(K) PLAN
			201 17TH ST NW STE 1000
			ATLANTA GA 30363-1195

PRINCIPAL LIFETIME 2060 (R3)	97.88%	1,487,872	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2060 (R4)	95.36%	428,172	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME 2060 (R5)	91.19%	1,651,212	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2065 (I)	89.10%	7,608,452	PRINCIPAL LIFE INS COMPANY CUST
			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2065 (I)	9.05%	772,762	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS
			ATTN NPIO TRADE DESK OMNIBUS
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2065 (R1)	100.00%	27,798	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS
			ATTN NPIO TRADE DESK OMNIBUS
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2065 (R3)	93.46%	423,371	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS
			ATTN NPIO TRADE DESK OMNIBUS
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2065 (R4)	83.84%	107,466	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS
			ATTN NPIO TRADE DESK OMNIBUS
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME 2065 (R4)	13.38%	17,151	PRINCIPAL TRUST COMPANY
			FBO ISS FACILITY SERVICES HLDNG INC EX DC PLN
			ATTN PLAN TRUSTEE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

PRINCIPAL LIFETIME 2065 (R5)	95.67%	339,934	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS
			ATTN NPIO TRADE DESK OMNIBUS
			711 HIGH STREET
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME HYBRID 2015 (I)	79.41%	1,334,917	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2015 (I)	11.20%	188,355	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME HYBRID 2015 (I)	5.49%	92,341	MINNESOTA LIFE INSURANCE COMPANY
			400 ROBERT ST N STE A
			SAINT PAUL MN 55101-2099

PRINCIPAL LIFETIME HYBRID 2015 (R6)	86.92%	3,924,035	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS
			ATTN NPIO TRADE DESK OMNIBUS
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2020 (I)	57.94%	2,241,729	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2020 (I)	23.63%	914,495	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME HYBRID 2020 (I)	8.21%	317,816	MINNESOTA LIFE INSURANCE COMPANY
			400 ROBERT ST N STE A
			SAINT PAUL MN 55101-2099

PRINCIPAL LIFETIME HYBRID 2020 (R6)	89.83%	15,967,403	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS
			ATTN NPIO TRADE DESK OMNIBUS
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2025 (I)	60.61%	3,586,484	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME HYBRID 2025 (I)	22.98%	1,359,868	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME HYBRID 2025 (I)	5.54%	327,784	FIIOC
			FBO BRADY TRANE SERVICE INC 401K PLAN AND TRUST
			100 MAGELLAN WAY (KW1C)
			COVINGTON KY 41015-1987

PRINCIPAL LIFETIME HYBRID 2025 (R6)	87.74%	14,899,689	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS
			ATTN NPIO TRADE DESK OMNIBUS
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2030 (I)	55.90%	3,995,672	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2030 (I)	23.11%	1,651,944	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME HYBRID 2030 (I)	9.61%	687,140	FIIOC
			FBO BRADY TRANE SERVICE INC 401K PLAN AND TRUST
			100 MAGELLAN WAY (KW1C)
			COVINGTON KY 41015-1987

PRINCIPAL LIFETIME HYBRID 2030 (R6)	83.08%	18,804,794	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS
			ATTN NPIO TRADE DESK OMNIBUS
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2030 (R6)	7.22%	1,635,767	BANKERS TRUST COMPANY
			FBO PRIN SELECT SVNG EXCESS PLAN
			ATTN MARK HARRISON FOR EES
			453 7TH ST PO BOX 897
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME HYBRID 2030 (R6)	5.34%	1,209,398	TIAA, FSB CUST/TTEE FBO:
			RETIREMENT PLANS FOR WHICH
			TIAA ACTS AS RECORDKEEPER
			ATTN: TRUST OPERATIONS
			211 N BROADWAY STE 1000
			SAINT LOUIS MO 63102-2748

PRINCIPAL LIFETIME HYBRID 2035 (I)	57.06%	3,509,289	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2035 (I)	23.99%	1,475,695	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME HYBRID 2035 (I)	7.65%	470,565	FIIOC
			FBO BRADY TRANE SERVICE INC 401K PLAN AND TRUST
			100 MAGELLAN WAY (KW1C)
			COVINGTON KY 41015-1987

PRINCIPAL LIFETIME HYBRID 2035 (R6)	82.73%	12,996,220	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS
			ATTN NPIO TRADE DESK OMNIBUS
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2035 (R6)	8.22%	1,291,404	TIAA, FSB CUST/TTEE FBO:
			RETIREMENT PLANS FOR WHICH
			TIAA ACTS AS RECORDKEEPER
			ATTN: TRUST OPERATIONS
			211 N BROADWAY STE 1000
			SAINT LOUIS MO 63102-2748

PRINCIPAL LIFETIME HYBRID 2040 (I)	60.68%	3,122,007	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2040 (I)	19.37%	996,770	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME HYBRID 2040 (I)	7.54%	388,102	MINNESOTA LIFE INSURANCE COMPANY
			400 ROBERT ST N STE A
			SAINT PAUL MN 55101-2099

PRINCIPAL LIFETIME HYBRID 2040 (I)	5.76%	296,658	FIIOC
			FBO BRADY TRANE SERVICE INC 401K PLAN AND TRUST
			100 MAGELLAN WAY (KW1C)
			COVINGTON KY 41015-1987

PRINCIPAL LIFETIME HYBRID 2040 (R6)	83.63%	14,130,453	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS
			ATTN NPIO TRADE DESK OMNIBUS
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2040 (R6)	8.64%	1,461,312	TIAA, FSB CUST/TTEE FBO:
			RETIREMENT PLANS FOR WHICH
			TIAA ACTS AS RECORDKEEPER
			ATTN: TRUST OPERATIONS
			211 N BROADWAY STE 1000
			SAINT LOUIS MO 63102-2748

PRINCIPAL LIFETIME HYBRID 2045 (I)	60.79%	2,552,434	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2045 (I)	23.14%	971,666	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME HYBRID 2045 (I)	8.28%	347,677	FIIOC
			FBO BRADY TRANE SERVICE INC 401K PLAN AND TRUST
			100 MAGELLAN WAY (KW1C)
			COVINGTON KY 41015-1987

PRINCIPAL LIFETIME HYBRID 2045 (R6)	86.92%	9,356,617	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS
			ATTN NPIO TRADE DESK OMNIBUS
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2045 (R6)	8.97%	966,308	TIAA, FSB CUST/TTEE FBO:
			RETIREMENT PLANS FOR WHICH
			TIAA ACTS AS RECORDKEEPER
			ATTN: TRUST OPERATIONS
			211 N BROADWAY STE 1000
			SAINT LOUIS MO 63102-2748

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner

PRINCIPAL LIFETIME HYBRID 2050 (I)	61.52%	2,054,992	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2050 (I)	24.23%	809,420	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME HYBRID 2050 (I)	6.51%	217,504	MINNESOTA LIFE INSURANCE COMPANY
			400 ROBERT ST N STE A
			SAINT PAUL MN 55101-2099

PRINCIPAL LIFETIME HYBRID 2050 (I)	5.05%	168,776	FIIOC
			FBO BRADY TRANE SERVICE INC 401K PLAN AND TRUST
			100 MAGELLAN WAY (KW1C)
			COVINGTON KY 41015-1987

PRINCIPAL LIFETIME HYBRID 2050 (R6)	90.92%	8,864,502	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS
			ATTN NPIO TRADE DESK OMNIBUS
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2050 (R6)	5.14%	501,172	TIAA, FSB CUST/TTEE FBO:
			RETIREMENT PLANS FOR WHICH
			TIAA ACTS AS RECORDKEEPER
			ATTN: TRUST OPERATIONS
			211 N BROADWAY STE 1000
			SAINT LOUIS MO 63102-2748

PRINCIPAL LIFETIME HYBRID 2055 (I)	60.46%	1,246,333	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2055 (I)	26.61%	548,459	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME HYBRID 2055 (I)	5.57%	115,007	MINNESOTA LIFE INSURANCE COMPANY
			400 ROBERT ST N STE A
			SAINT PAUL MN 55101-2099

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME HYBRID 2055 (I)	5.57%	114,805	FIIOC
			FBO BRADY TRANE SERVICE INC 401K PLAN AND TRUST
			100 MAGELLAN WAY (KW1C)
			COVINGTON KY 41015-1987

PRINCIPAL LIFETIME HYBRID 2055 (R6)	93.15%	4,686,985	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS
			ATTN NPIO TRADE DESK OMNIBUS
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2060 (I)	48.97%	407,119	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2060 (I)	28.53%	237,202	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME HYBRID 2060 (I)	10.68%	88,818	MINNESOTA LIFE INSURANCE COMPANY
			400 ROBERT ST N STE A
			SAINT PAUL MN 55101-2099

PRINCIPAL LIFETIME HYBRID 2060 (I)	9.43%	78,427	FIIOC
			FBO BRADY TRANE SERVICE INC 401K PLAN AND TRUST
			100 MAGELLAN WAY (KW1C)
			COVINGTON KY 41015-1987

PRINCIPAL LIFETIME HYBRID 2060 (R6)	86.86%	1,989,383	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS
			ATTN NPIO TRADE DESK OMNIBUS
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2065 (I)	79.18%	91,271	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS
			ATTN NPIO TRADE DESK OMNIBUS
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID 2065 (I)	10.40%	11,994	MINNESOTA LIFE INSURANCE COMPANY
			400 ROBERT ST N STE A
			SAINT PAUL MN 55101-2099

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME HYBRID 2065 (R6)	84.47%	598,193	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS
			ATTN NPIO TRADE DESK OMNIBUS
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID INCOME (I)	60.86%	728,277	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID INCOME (I)	18.84%	225,452	PRINCIPAL TRUST COMPANY
			FBO FBL FINANCIAL GROUP DEF COMP PLAN
			ATTN SUSAN SAGGIONE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

PRINCIPAL LIFETIME HYBRID INCOME (I)	15.93%	190,720	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME HYBRID INCOME (R6)	82.51%	2,995,849	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS
			ATTN NPIO TRADE DESK OMNIBUS
			711 HIGH STREET
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME HYBRID INCOME (R6)	6.55%	238,118	BANKERS TRUST COMPANY
			FBO PRIN SELECT SVNG EXCESS PLAN
			ATTN MARK HARRISON FOR EES
			453 7TH ST PO BOX 897
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC	18.44%	278,062	NATIONAL FINANCIAL SERVICES LLC
INCOME (A)			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

PRINCIPAL LIFETIME STRATEGIC	89.57%	20,591,709	PRINCIPAL LIFE INS COMPANY CUST
INCOME (I)			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS
			711 HIGH STREET
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
PRINCIPAL LIFETIME STRATEGIC	6.49%	1,492,588	DCGT AS TTEE AND/OR CUST
INCOME (I)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC	99.43%	166,487	DCGT AS TTEE AND/OR CUST
INCOME (R1)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC	87.79%	662,440	DCGT AS TTEE AND/OR CUST
INCOME R3)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC	65.97%	207,815	DCGT AS TTEE AND/OR CUST
INCOME (R4)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC	12.98%	40,908	PRINCIPAL TRUST COMPANY
INCOME (R4)			FBO CRST INTL NQ PLAN
			ATTN SUSAN SAGGIONE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

PRINCIPAL LIFETIME STRATEGIC	67.25%	587,770	DCGT AS TTEE AND/OR CUST
INCOME (R5)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

PRINCIPAL LIFETIME STRATEGIC	9.48%	82,870	PRINCIPAL TRUST COMPANY
INCOME (R5)			FBO EXEC 457B OF SANFORD HEALTH
			ATTN SUSAN SAGGIONE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

PRINCIPAL LIFETIME STRATEGIC	8.73%	76,327	BANKERS TRUST COMPANY
INCOME (R5)			FBO EXEC DEF PLAN OF ALION SCIENCE & TECH
			ATTN DEBBIE WILLIAMS
			453 7TH ST
			DES MOINES IA 50309-4110

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
REAL ESTATE SECURITIES (A)	23.59%	2,591,201	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

REAL ESTATE SECURITIES (A)	12.68%	1,392,561	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

REAL ESTATE SECURITIES (A)	6.64%	730,017	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

REAL ESTATE SECURITIES (A)	5.42%	595,430	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

REAL ESTATE SECURITIES (C)	27.42%	279,871	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

REAL ESTATE SECURITIES (C)	15.32%	156,355	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

REAL ESTATE SECURITIES (C)	14.96%	152,729	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

REAL ESTATE SECURITIES (C)	6.52%	66,636	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

REAL ESTATE SECURITIES (I)	30.64%	35,779,609	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
REAL ESTATE SECURITIES (I)	20.15%	23,539,404	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

REAL ESTATE SECURITIES (I)	7.53%	8,797,785	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY A/C FOR THE
			BENIFIT OF CUSTOMERS
			ATTN MUTUAL FUNDS
			101 MONTGOMERY ST
			SAN FRANCISCO CA 94104-4151

REAL ESTATE SECURITIES (I)	6.05%	7,067,299	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

REAL ESTATE SECURITIES (I)	5.33%	6,225,094	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

REAL ESTATE SECURITIES (R1)	63.84%	56,511	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (R1)	10.46%	9,260	MG TRUST COMPANY CUST
			FBO LIOKAREAS CONSTRUCTION CO
			717 17TH ST STE 1300
			DENVER CO 80202-3304

REAL ESTATE SECURITIES (R1)	7.71%	6,824	STATE STREET BANK AND TRUST COMPANY
			TRUSTEE AND/OR CUSTODIAN
			FBO ADP ACCESS PRODUCT
			1 LINCOLN ST
			BOSTON MA 02111-2901

REAL ESTATE SECURITIES (R1)	6.14%	5,440	ASCENSUS TRUST COMPANY FBO
			BROADMOOR GOLF CLUB 401K RETIREME
			PO BOX 10758
			FARGO ND 58106-0758

REAL ESTATE SECURITIES (R1)	5.69%	5,043	FIIOC
			FBO CABLE CONNECTION & SUPPLY
			CO INC PROFIT SHARING PLAN & TRUST
			100 MAGELLAN WAY
			COVINGTON KY 41015-1987

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner

REAL ESTATE SECURITIES (R3)	24.88%	323,983	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (R3)	20.82%	271,162	STATE STREET BANK AND TRUST COMPANY
			TRUSTEE AND/OR CUSTODIAN
			FBO ADP ACCESS PRODUCT
			1 LINCOLN ST
			BOSTON MA 02111-2901

REAL ESTATE SECURITIES (R3)	6.44%	83,870	SAMMONS RETIREMENT SOLUTIONS
			8300 MILLS CIVIC PKWY
			WDM IA 50266-3833

REAL ESTATE SECURITIES (R3)	6.07%	79,129	TIAA, FSB CUST/TTEE FBO:
			RETIREMENT PLANS FOR WHICH
			TIAA ACTS AS RECORDKEEPER
			ATTN: TRUST OPERATIONS
			211 N BROADWAY STE 1000
			SAINT LOUIS MO 63102-2748

REAL ESTATE SECURITIES (R4)	30.52%	209,057	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (R4)	15.51%	106,242	EMPOWER TRUST FBO
			EMPOWER BENEFIT PLANS
			8515 E ORCHARD RD 2T2
			GREENWOOD VILLAGE CO 80111-5002

REAL ESTATE SECURITIES (R4)	10.41%	71,363	EMPOWER TRUST FBO
			EMPLOYEE BENEFITS CLIENTS 401K
			8515 E ORCHARD RD 2T2
			GREENWOOD VILLAGE CO 80111-5002

REAL ESTATE SECURITIES (R4)	6.97%	47,766	EMPOWER TRUST FBO
			EMPOWER BENEFIT PLANS
			8515 E ORCHARD RD 2T2
			GREENWOOD VILLAGE CO 80111-5002

REAL ESTATE SECURITIES (R4)	6.92%	47,435	STATE STREET BANK AND TRUST COMPANY
			TRUSTEE AND/OR CUSTODIAN
			FBO ADP ACCESS PRODUCT
			1 LINCOLN ST
			BOSTON MA 02111-2901

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
REAL ESTATE SECURITIES (R5)	38.15%	1,371,302	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (R5)	7.53%	270,760	PRINCIPAL LIFE INS COMPANY CUST
			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS
			711 HIGH STREET
			DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (R5)	6.77%	243,633	EMPOWER TRUST FBO
			EMPOWER BENEFIT PLANS
			8515 E ORCHARD RD 2T2
			GREENWOOD VILLAGE CO 80111-5002

REAL ESTATE SECURITIES (R5)	5.83%	209,678	MATRIX TRUST COMPANY COTRUSTEE FBO
			SOUTHERN CALIFORNIA SHEET METAL WOR
			PO BOX 52129
			PHOENIX AZ 85072-2129

REAL ESTATE SECURITIES (R6)	22.09%	16,188,898	PRINCIPAL LIFE INS COMPANY CUST
			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS
			711 HIGH STREET
			DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (R6)	7.70%	5,642,802	NATIONAL FINANCIAL SERVICES LLC
			499 WASHINGTON BLVD
			JERSEY CITY NJ 07310-1995

REAL ESTATE SECURITIES (R6)	7.40%	5,422,787	WELLS FARGO BANK NA
			PO BOX 1533
			MINNEAPOLIS MN 55480-1533

REAL ESTATE SECURITIES (R6)	6.50%	4,762,395	LIFETIME 2030 FUND
			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

REAL ESTATE SECURITIES (R6)	5.07%	3,717,556	LIFETIME 2040 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO (A)	17.19%	24,881,872	J. P. MORGAN SECURITIES LLC
			FBO EXCLUSIVE BENEFIT OF OUR CUST
			4 CHASE METROTECH CTR
			BROOKLYN NY 11245-0003

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SAM BALANCED PORTFOLIO (A)	15.87%	22,974,562	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

SAM BALANCED PORTFOLIO (A)	5.35%	7,754,971	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

SAM BALANCED PORTFOLIO (C)	22.70%	2,852,999	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

SAM BALANCED PORTFOLIO (C)	10.43%	1,310,961	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

SAM BALANCED PORTFOLIO (C)	6.47%	813,888	LPL FINANCIAL
			OMNIBUS CUSTOMER ACCOUNT
			ATTN MUTUAL FUND TRADING
			4707 EXECUTIVE DR
			SAN DIEGO CA 92121-3091

SAM BALANCED PORTFOLIO (I)	80.74%	40,636,599	PRINCIPAL LIFE INS COMPANY CUST
			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS
			711 HIGH STREET
			DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO (I)	6.89%	3,471,186	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO (R1)	84.54%	144,788	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO (R1)	7.55%	12,934	STIFEL NICOLAUS & CO INC
			EXCLUSIVE BENEFIT OF CUSTOMERS
			501 N BROADWAY
			SAINT LOUIS MO 63102-2188

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SAM BALANCED PORTFOLIO (R3)	64.18%	930,225	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO (R3)	6.42%	93,066	PRINCIPAL TRUST COMPANY
			ATTN PLAN TRUSTEE
			FBO V K KNOWLTON DEF COMP PLAN
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

SAM BALANCED PORTFOLIO (R3)	6.41%	93,013	PRINCIPAL TRUST COMPANY
			FBO SOUTHEASTERN PLUMBING AND
			HEATING INC CASH BALANCE PLAN
			300 W 23RD ST
			CHARLOTTE NC 28206-3107

SAM BALANCED PORTFOLIO (R3)	5.74%	83,295	CBNA AS CUSTODIAN FBO
			CITY OF OCOEE VEBA HEALTH SAVINGS P
			6 RHOADS DR STE 7
			UTICA NY 13502-6317

SAM BALANCED PORTFOLIO (R4)	56.51%	451,570	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM BALANCED PORTFOLIO (R4)	30.92%	247,064	MATRIX TRUST CO AS AGENT FBO
			PRO-SET INC FINANCIAL SECURITY TRUS
			PO BOX 52129
			PHOENIX AZ 85072-2129

SAM BALANCED PORTFOLIO (R5)	94.20%	2,178,745	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM CONSERVATIVE BALANCED	18.95%	9,177,679	NATIONAL FINANCIAL SERVICES LLC
PORTFOLIO (A)			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

SAM CONSERVATIVE BALANCED	7.59%	3,676,611	J. P. MORGAN SECURITIES LLC
PORTFOLIO (A)			FBO EXCLUSIVE BENEFIT OF OUR CUST
			4 CHASE METROTECH CTR
			BROOKLYN NY 11245-0003

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SAM CONSERVATIVE BALANCED	6.60%	3,199,586	PERSHING LLC
PORTFOLIO (A)			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

SAM CONSERVATIVE BALANCED	20.42%	1,294,422	WELLS FARGO CLEARING SERVICES LLC
PORTFOLIO (C)			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

SAM CONSERVATIVE BALANCED	17.92%	1,136,008	NATIONAL FINANCIAL SERVICES LLC
PORTFOLIO (C)			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

SAM CONSERVATIVE BALANCED	5.07%	321,764	LPL FINANCIAL
PORTFOLIO (C)			OMNIBUS CUSTOMER ACCOUNT
			ATTN MUTUAL FUND TRADING
			4707 EXECUTIVE DR
			SAN DIEGO CA 92121-3091

SAM CONSERVATIVE BALANCED	80.49%	15,599,497	PRINCIPAL LIFE INS COMPANY CUST
PORTFOLIO (I)			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS
			711 HIGH STREET
			DES MOINES IA 50392-0001

SAM CONSERVATIVE BALANCED	56.31%	80,163	DCGT AS TTEE AND/OR CUST
PORTFOLIO (R1)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM CONSERVATIVE BALANCED	33.24%	47,317	PRINCIPAL TRUST COMPANY
PORTFOLIO (R1)			FBO DEV MEDICAL ASSOCIATES SC CASH
			BALANCE PENSION PLAN
			5600 W ADDISON ST STE 400
			CHICAGO IL 60634-4400

SAM CONSERVATIVE BALANCED	6.58%	9,378	PAI TRUST COMPANY INC
PORTFOLIO (R1)			PARAMOUNT CONSTRUCTION GROUP INC 40
			1300 ENTERPRISE DRIVE
			DE PERE WI 54115-4934

SAM CONSERVATIVE BALANCED	66.57%	555,338	DCGT AS TTEE AND/OR CUST
PORTFOLIO (R3)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SAM CONSERVATIVE BALANCED	8.30%	69,266	DANCKER SELLEW & DOUGLAS INC
PORTFOLIO (R3)			FBO DANCKER SELLEW & DOUGLAS INC
			SUPP EXEC RET
			ATTN PLAN TRUSTEE
			291 EVANS WAY
			SOMMERVILLE NJ 08876-3766

SAM CONSERVATIVE BALANCED	5.11%	42,632	CHANNELL COMMERCIAL CORPORATION
PORTFOLIO (R3)			ATTN PLAN TRUSTEE
			FBO CHANNELL COMM CORP NQ DEF COMP
			26040 YNEX RD
			TEMECULA CA 92591-6033

SAM CONSERVATIVE BALANCED	39.25%	398,959	DCGT AS TTEE AND/OR CUST
PORTFOLIO (R4)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM CONSERVATIVE BALANCED	32.84%	333,835	PRINCIPAL TRUST COMPANY
PORTFOLIO (R4)			FBO B&G AND AFFILIATES EXEC RET PLAN
			ATTN SUSAN SAGGIONE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

SAM CONSERVATIVE BALANCED	16.97%	172,511	PRINCIPAL TRUST COMPANY
PORTFOLIO (R4)			FBO BURWELL DC PLAN
			ATTN PLAN TRUSTEE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

SAM CONSERVATIVE BALANCED	72.63%	1,305,419	DCGT AS TTEE AND/OR CUST
PORTFOLIO (R5)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM CONSERVATIVE BALANCED	21.56%	387,667	KGP TELECOMMUNICATIONS LLC
PORTFOLIO (R5)			ATTN PLAN TRUSTEE
			FBO KGPCO PHANTOM UNITS PLAN
			3305 HIGHWAY 60 WEST
			FAIRBAULT MN 55021-4869

SAM CONSERVATIVE GROWTH	12.80%	12,706,211	NATIONAL FINANCIAL SERVICES LLC
PORTFOLIO (A)			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SAM CONSERVATIVE GROWTH	11.33%	11,239,300	J. P. MORGAN SECURITIES LLC
PORTFOLIO (A)			FBO EXCLUSIVE BENEFIT OF OUR CUST
			4 CHASE METROTECH CTR
			BROOKLYN NY 11245-0003

SAM CONSERVATIVE GROWTH	5.30%	5,266,147	PERSHING LLC
PORTFOLIO (A)			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

SAM CONSERVATIVE GROWTH	17.16%	1,461,282	NATIONAL FINANCIAL SERVICES LLC
PORTFOLIO (C)			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

SAM CONSERVATIVE GROWTH	11.06%	941,656	RAYMOND JAMES
PORTFOLIO (C)			OMNIBUS FOR MUTUAL FUNDS
			HOUSE ACCT FIRM 92500015
			ATTN: COURTNEY WALLER
			880 CARILLON PKWY
			ST PETERSBURG FL 33716-1102

SAM CONSERVATIVE GROWTH	6.74%	574,054	WELLS FARGO CLEARING SERVICES LLC
PORTFOLIO (C)			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

SAM CONSERVATIVE GROWTH	79.37%	22,069,517	PRINCIPAL LIFE INS COMPANY CUST
PORTFOLIO (I)			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS
			711 HIGH STREET
			DES MOINES IA 50392-0001

SAM CONSERVATIVE GROWTH	5.26%	1,464,596	DCGT AS TTEE AND/OR CUST
PORTFOLIO (I)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM CONSERVATIVE GROWTH	99.99%	111,315	DCGT AS TTEE AND/OR CUST
PORTFOLIO (R1)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM CONSERVATIVE GROWTH	73.40%	485,913	DCGT AS TTEE AND/OR CUST
PORTFOLIO (R3)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner

SAM CONSERVATIVE GROWTH	5.50%	36,409	PRINCIPAL TRUST COMPANY
PORTFOLIO (R3)			FBO EXEC NQ OF FOND DU LAC BAND
			ATTN SUSAN SAGGIONE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

SAM CONSERVATIVE GROWTH	62.65%	203,588	DCGT AS TTEE AND/OR CUST
PORTFOLIO (R4)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM CONSERVATIVE GROWTH	19.35%	62,900	WALSER AUTOMOTIVE GROUP LLC
PORTFOLIO (R4)			FBO WALSER AUTO GROUP NQ LONG TERM
			ATTN PLAN TRUSTEE
			INCENTIVE PLAN
			7700 FRANCE AVENUE S SUITE 410N
			EDINA MN 55435-5869

SAM CONSERVATIVE GROWTH	9.77%	31,770	PRINCIPAL TRUST COMPANY
PORTFOLIO (R4)			FBO BURWELL DC PLAN
			ATTN PLAN TRUSTEE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

SAM CONSERVATIVE GROWTH	93.03%	1,460,994	DCGT AS TTEE AND/OR CUST
PORTFOLIO (R5)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME	26.49%	24,720,817	NATIONAL FINANCIAL SERVICES LLC
PORTFOLIO (A)			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

SAM FLEXIBLE INCOME	7.96%	7,428,848	J. P. MORGAN SECURITIES LLC
PORTFOLIO (A)			FBO EXCLUSIVE BENEFIT OF OUR CUST
			4 CHASE METROTECH CTR
			BROOKLYN NY 11245-0003

SAM FLEXIBLE INCOME	30.05%	3,508,277	NATIONAL FINANCIAL SERVICES LLC
PORTFOLIO (C)			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SAM FLEXIBLE INCOME	6.45%	753,222	WELLS FARGO CLEARING SERVICES LLC
PORTFOLIO (C)			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

SAM FLEXIBLE INCOME	66.66%	10,773,751	PRINCIPAL LIFE INS COMPANY CUST
PORTFOLIO (I)			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS
			711 HIGH STREET
			DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME	7.87%	1,273,544	WELLS FARGO CLEARING SERVICES LLC
PORTFOLIO (I)			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

SAM FLEXIBLE INCOME	6.56%	1,061,321	NATIONAL FINANCIAL SERVICES LLC
PORTFOLIO (I)			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

SAM FLEXIBLE INCOME	5.46%	883,538	LPL FINANCIAL
PORTFOLIO (I)			OMNIBUS CUSTOMER ACCOUNT
			ATTN MUTUAL FUND TRADING
			4707 EXECUTIVE DR
			SAN DIEGO CA 92121-3091

SAM FLEXIBLE INCOME	58.87%	113,420	PRINCIPAL TRUST COMPANY
PORTFOLIO (R1)			FBO CONCORP CONCRETE INC DEFINED
			BENEFIT PENSION PLAN
			2485 ASHCROFT AVE
			CLOVIS CA 93611-6001

SAM FLEXIBLE INCOME	22.90%	44,122	PRINCIPAL TRUST COMPANY
PORTFOLIO (R1)			FBO DEV MEDICAL ASSOCIATES SC CASH
			BALANCE PENSION PLAN
			5600 W ADDISON ST STE 400
			CHICAGO IL 60634-4400

SAM FLEXIBLE INCOME	15.34%	29,564	DCGT AS TTEE AND/OR CUST
PORTFOLIO (R1)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SAM FLEXIBLE INCOME	64.09%	182,390	DCGT AS TTEE AND/OR CUST
PORTFOLIO (R3)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME	13.46%	38,309	MID ATLANTIC TRUST COMPANY FBO
PORTFOLIO (R3)			BUFFALO ULTRASOUND INC 401 K
			PROFIT SHARING PLAN & TRUST
			1251 WATERFRONT PLACE SUITE 525
			PITTSBURGH PA 15222-4228

SAM FLEXIBLE INCOME	11.94%	33,978	PRINCIPAL TRUST COMPANY
PORTFOLIO (R3)			FBO RVVS CASH BALANCE PLAN
			15900 JORDAN AVE SE
			PRIOR LAKE MN 55372-2051

SAM FLEXIBLE INCOME	52.08%	156,242	PRINCIPAL TRUST COMPANY
PORTFOLIO (R4)			FBO SCHENECTADY PULMONARY & CRITICAL CARE
			124 ROSA RD STE 382
			SCHENECTADY NY 12308-2144

SAM FLEXIBLE INCOME	19.24%	57,735	DCGT AS TTEE AND/OR CUST
PORTFOLIO (R4)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM FLEXIBLE INCOME	11.66%	34,997	PRINCIPAL TRUST COMPANY
PORTFOLIO (R4)			FBO BURWELL DC PLAN
			ATTN PLAN TRUSTEE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

SAM FLEXIBLE INCOME	6.95%	20,859	BRISTOL BAY NATIVE CORPORATION
PORTFOLIO (R4)			ATTN PLAN TRUSTEE
			FBO BBNC NQ DEF COMP PLAN
			111 W 16TH AVE
			ANCHORAGE AK 99501-6299

SAM FLEXIBLE INCOME	93.54%	684,976	DCGT AS TTEE AND/OR CUST
PORTFOLIO (R5)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH	10.39%	6,528,677	J. P. MORGAN SECURITIES LLC
PORTFOLIO (A)			FBO EXCLUSIVE BENEFIT OF OUR CUST
			4 CHASE METROTECH CTR
			BROOKLYN NY 11245-0003

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SAM STRATEGIC GROWTH	10.18%	6,399,015	NATIONAL FINANCIAL SERVICES LLC
PORTFOLIO (A)			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

SAM STRATEGIC GROWTH	15.78%	807,450	NATIONAL FINANCIAL SERVICES LLC
PORTFOLIO (C)			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

SAM STRATEGIC GROWTH	79.47%	14,024,096	PRINCIPAL LIFE INS COMPANY CUST
PORTFOLIO (I)			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS
			711 HIGH STREET
			DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH	5.68%	1,002,544	FIRST COMMAND FINANCIAL SERVICES INC
PORTFOLIO (I)			ATTN PLAN TRUSTEE
			FBO FIRST COMMAND DEF CAREER
			1 FIRSTCOMM PLAZA
			FORT WORTH TX 76109-4978

SAM STRATEGIC GROWTH	80.24%	15,913	DCGT AS TTEE AND/OR CUST
PORTFOLIO (R1)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH	19.75%	3,917	MG TRUST COMPANY CUST FBO
PORTFOLIO (R1)			PAULDING EXEMPTED VILLAGE SC 403 B
			717 17TH ST STE 1300
			DENVER CO 80202-3304

SAM STRATEGIC GROWTH	81.25%	339,460	DCGT AS TTEE AND/OR CUST
PORTFOLIO (R3)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH	5.98%	25,005	UBS WM USA
PORTFOLIO (R3)			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SAM STRATEGIC GROWTH	51.60%	125,055	DCGT AS TTEE AND/OR CUST
PORTFOLIO (R4)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SAM STRATEGIC GROWTH	28.79%	69,785	PRINCIPAL TRUST COMPANY
PORTFOLIO (R4)			FBO BURWELL DC PLAN
			ATTN PLAN TRUSTEE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

SAM STRATEGIC GROWTH	10.62%	25,752	MATRIX TRUST CO AS AGENT FBO
PORTFOLIO (R4)			PRO-SET INC FINANCIAL SECURITY TRUS
			PO BOX 52129
			PHOENIX AZ 85072-2129

SAM STRATEGIC GROWTH	95.56%	1,081,774	DCGT AS TTEE AND/OR CUST
PORTFOLIO (R5)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SHORT-TERM INCOME (A)	30.37%	9,385,438	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

SHORT-TERM INCOME (A)	10.16%	3,141,970	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

SHORT-TERM INCOME (A)	8.70%	2,690,915	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

SHORT-TERM INCOME (C)	20.62%	398,475	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SHORT-TERM INCOME (C)	17.56%	339,328	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

SHORT-TERM INCOME (C)	5.17%	99,984	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

SHORT-TERM INCOME (I)	11.81%	27,103,100	PRINCIPAL LIFE INS COMPANY CUST
			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS
			711 HIGH STREET
			DES MOINES IA 50392-0001

SHORT-TERM INCOME (I)	11.76%	26,988,192	LIFETIME 2020 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

SHORT-TERM INCOME (I)	10.81%	24,798,819	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY ACCOUNT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMERS
			ATTN MUTUAL FUNDS
			101 MONTGOMERY ST
			SAN FRANCISCO CA 94104-4151

SHORT-TERM INCOME (I)	7.39%	16,974,898	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

SHORT-TERM INCOME (I)	5.91%	13,578,365	MAC & CO A/C 135602
			MUTUAL FUND OPERATIONS
			500 GRANT STREET ROOM 151-1010
			PITTSBURGH PA 15219-2502

SHORT-TERM INCOME (I)	5.63%	12,930,182	SAM FLEXIBLE INCOME PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

SHORT-TERM INCOME (R1)	62.70%	33,085	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SHORT-TERM INCOME (R1)	36.14%	19,069	EWR, INC
			FBO EXEC RETIREMENT PLAN OF EWR, INC
			ATTN JOSEPH WYRICK
			6055 PRIMACY PKWY STE 100
			MEMPHIS TN 38119-5514

SHORT-TERM INCOME (R3)	53.97%	432,380	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SHORT-TERM INCOME (R3)	10.04%	80,458	PRINCIPAL TRUST COMPANY
			FBO DUPAGE INTERNAL MEDICINE LLC
			228 OXFORD AVE
			CLARENDON HLS IL 60514-2807

SHORT-TERM INCOME (R3)	6.32%	50,670	DSL CONSTRUCTION CORP
			FBO EXEC NQ EXCESS OF DSL
			CONSTRUCTION
			ATTN PLAN TRUSTEE
			11300 W OLYMPIC BLVD STE 770
			LOS ANGELES CA 90064-1644

SHORT-TERM INCOME (R3)	5.57%	44,644	PRINCIPAL TRUST COMPANY
			FBO SSP AMERICAN DEF COMP PLAN
			ATTN SUSAN SAGGIONE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

SHORT-TERM INCOME (R4)	50.26%	512,997	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SHORT-TERM INCOME (R4)	23.33%	238,145	NOMURA HOLDING AMERICA INC
			ATTN PLAN TRUSTEE
			FBO NOMURA SUPP RET SAVINGS
			309 W 49TH ST
			NEW YORK NY 10019-9102

SHORT-TERM INCOME (R4)	8.59%	87,717	BRISTOL BAY NATIVE CORPORATION
			ATTN PLAN TRUSTEE
			FBO BBNC NQ DEF COMP PLAN
			111 W 16TH AVE
			ANCHORAGE AK 99501-6299

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SHORT-TERM INCOME (R5)	40.03%	307,918	CHURCHILL MORTGAGE CORPORATION
			FBO CHURCHILL MORTGAGE CORPORATION
			INCENTIVE BONUS PLAN
			ATTN SHEREE BARLETT
			761 OLD HICKORY BLVD STE 400
			BRENTWOOD TN 37027-4519

SHORT-TERM INCOME (R5)	15.33%	117,980	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SHORT-TERM INCOME (R5)	9.82%	75,564	NATIONAL FINANCIAL SERVICES LLC
			499 WASHINGTON BLVD
			JERSEY CITY NJ 07310-1995

SHORT-TERM INCOME (R5)	9.77%	75,216	PRINCIPAL TRUST COMPANY
			FBO GUEST SERVICES EMPLOYEE SAVINGS PLAN
			ATTN SUSAN SAGGIONE
			1013 CENTRE ROAD
			WILMINGTON DE 19805-1265

SHORT-TERM INCOME (R5)	9.39%	72,242	NORTHWEST ADMINISTRATORS
			ATTN GAYLE BUSHNELL
			FBO NQ EXCESS OF NW ADMINISTRATORS
			2323 EASTLAKE AVE E
			SEATTLE WA 98102-3963

SMALLCAP (A)	17.35%	1,903,401	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

SMALLCAP (A)	6.20%	680,424	J. P. MORGAN SECURITIES LLC
			FBO EXCLUSIVE BENEFIT OF OUR CUST
			4 CHASE METROTECH CTR
			BROOKLYN NY 11245-0003

SMALLCAP (C)	22.12%	221,338	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

SMALLCAP (C)	17.84%	178,478	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner

SMALLCAP (C)	5.45%	54,600	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

SMALLCAP (I)	25.07%	4,009,592	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

SMALLCAP (I)	23.53%	3,764,289	AMERICAN ENTERPRISE INVESTMENT SVC
			FBO #41999970
			707 2ND AVE S
			MINNEAPOLIS MN 55402-2405

SMALLCAP (I)	8.24%	1,318,055	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

SMALLCAP (I)	6.03%	964,717	LPL FINANCIAL
			OMNIBUS CUSTOMER ACCOUNT
			ATTN MUTUAL FUND TRADING
			4707 EXECUTIVE DR
			SAN DIEGO CA 92121-3091

SMALLCAP (I)	5.97%	955,741	RBC CAPITAL MARKETS LLC
			MUTUAL FUND OMNIBUS PROCESSING OMNIBUS
			ATTN MUTUAL FUND OPS MANAGER
			250 NICOLLET MALL SUITE 1400
			MINNEAPOLIS MN 55401-7554

SMALLCAP (I)	5.59%	894,894	RAYMOND JAMES
			OMNIBUS FOR MUTUAL FUNDS
			HOUSE ACCT FIRM 92500015
			ATTN: COURTNEY WALLER
			880 CARILLON PKWY
			ST PETERSBURG FL 33716-1102

SMALLCAP (I)	5.48%	877,112	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

SMALLCAP (I)	5.37%	858,899	UBS WM USA
			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner

SMALLCAP (R1)	52.90%	44,173	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP (R1)	28.51%	23,807	FIIOC
			FBO VRMC OF NEW YORK 401K PLAN
			100 MAGELLAN WAY (KW1C)
			COVINGTON KY 41015-1987

SMALLCAP (R1)	8.46%	7,064	FIIOC
			FBO ATLANTIC TOYOTA GROUP INC 401K PLAN
			100 MAGELLAN WAY (KW1C)
			COVINGTON KY 41015-1987

SMALLCAP (R3)	26.59%	168,472	SAMMONS RETIREMENT SOLUTIONS
			8300 MILLS CIVIC PKWY
			WDM IA 50266-3833

SMALLCAP (R3)	16.80%	106,445	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP (R3)	5.54%	35,156	STATE STREET BANK AND TRUST COMPANY
			TRUSTEE AND/OR CUSTODIAN
			FBO ADP ACCESS PRODUCT
			1 LINCOLN ST
			BOSTON MA 02111-2901

SMALLCAP (R4)	95.21%	1,613,383	NATIONAL FINANCIAL SERVICES LLC
			499 WASHINGTON BLVD
			JERSEY CITY NJ 07310-1995

SMALLCAP (R5)	49.04%	1,003,248	NATIONAL FINANCIAL SERVICES LLC
			499 WASHINGTON BLVD
			JERSEY CITY NJ 07310-1995

SMALLCAP (R5)	20.47%	418,867	PIMS/PRUDENTIAL RETIREMENT
			AS NOMINEE FOR THE TTEE/CUST PL 002
			CITY OF JERSEY CITY
			280 GROVE STREET ROOM 106
			JERSEY CITY NJ 07302-3610

SMALLCAP (R5)	13.61%	278,432	VANGUARD FIDUCIARY TRUST CO CUST
			FBO 401K CLIENTS 401(K) PLAN
			PO BOX 2600
			VALLEY FORGE PA 19482-2600

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner

SMALLCAP (R5)	8.91%	182,273	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP (R6)	53.33%	4,808,598	NFS LLC FEBO
			FIIOC AS AGENT FOR
			QUALIFIED EMPLOYEE BENEFIT
			PLANS (401K) FINOPS-IC FUNDS
			100 MAGELLAN WAY # KW1C
			COVINGTON KY 41015-1987

SMALLCAP (R6)	19.61%	1,768,881	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS
			ATTN NPIO TRADE DESK OMNIBUS
			711 HIGH STREET
			DES MOINES IA 50392-0001

SMALLCAP GROWTH I (I)	33.09%	3,997,264	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

SMALLCAP GROWTH I (I)	14.09%	1,702,577	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP GROWTH I (I)	12.66%	1,529,885	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

SMALLCAP GROWTH I (I)	10.63%	1,284,670	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY A/C FOR THE
			BENIFIT OF CUSTOMERS
			ATTN MUTUAL FUNDS
			101 MONTGOMERY ST
			SAN FRANCISCO CA 94104-4151

SMALLCAP GROWTH I (R1)	92.16%	177,648	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SMALLCAP GROWTH I (R3)	48.03%	690,696	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP GROWTH I (R3)	17.49%	251,543	PIMS/PRUDENTIAL RETIREMENT
			AS NOMINEE FOR THE TTEE/CUST PL 767
			DIGERONIMO COMPANIES RETIREMENT
			5720 SCHAAF RD
			INDEPENDENCE OH 44131

SMALLCAP GROWTH I (R4)	43.98%	406,047	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP GROWTH I (R4)	23.11%	213,392	JOHN HANCOCK TRUST COMPANY LLC
			690 CANTON ST STE 100
			WESTWOOD MA 02090-2324

SMALLCAP GROWTH I (R4)	11.25%	103,929	LINCOLN RETIREMENT SERVICES COMPANY
			FBO SCHOOL BD OF RICHMOND 403B
			PO BOX 7876
			FORT WAYNE IN 46801-7876

SMALLCAP GROWTH I (R4)	5.96%	55,101	PRINCIPAL TRUST COMPANY
			FBO CRST INTL NQ PLAN
			ATTN SUSAN SAGGIONE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

SMALLCAP GROWTH I (R5)	46.67%	1,323,284	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP GROWTH I (R5)	19.66%	557,582	NATIONAL FINANCIAL SERVICES LLC
			499 WASHINGTON BLVD
			JERSEY CITY NJ 07310-1995

SMALLCAP GROWTH I (R5)	10.67%	302,606	TIAA, FSB CUST/TTEE FBO:
			RETIREMENT PLANS FOR WHICH
			TIAA ACTS AS RECORDKEEPER
			ATTN: TRUST OPERATIONS
			211 N BROADWAY STE 1000
			SAINT LOUIS MO 63102-2748

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SMALLCAP GROWTH I (R5)	5.27%	149,611	RELIANCE TRUST COMPANY TRUSTEE
			FBO RITE SOLUTIONS SAVINGS & INVEST
			185 S BROAD ST STE 303
			PAWCATUCK CT 06379-1997

SMALLCAP GROWTH I (R6)	46.33%	72,790,686	PRINCIPAL LIFE INS COMPANY CUST
			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS
			711 HIGH STREET
			DES MOINES IA 50392-0001

SMALLCAP GROWTH I (R6)	8.47%	13,313,065	NATIONAL FINANCIAL SERVICES LLC
			499 WASHINGTON BLVD
			JERSEY CITY NJ 07310-1995

SMALLCAP S&P 600 INDEX (I)	15.63%	1,317,028	PERSHING LLC
			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

SMALLCAP S&P 600 INDEX (I)	15.00%	1,263,477	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (I)	10.45%	880,224	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

SMALLCAP S&P 600 INDEX (I)	7.05%	593,995	LPL FINANCIAL
			OMNIBUS CUSTOMER ACCOUNT
			ATTN MUTUAL FUND TRADING
			4707 EXECUTIVE DR
			SAN DIEGO CA 92121-3091

SMALLCAP S&P 600 INDEX (I)	5.67%	477,500	STATE STREET BANK AND TRUST COMPANY
			TRUSTEE AND/OR CUSTODIAN
			FBO ADP ACCESS PRODUCT
			1 LINCOLN ST
			BOSTON MA 02111-2901

SMALLCAP S&P 600 INDEX (R1)	37.36%	104,648	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SMALLCAP S&P 600 INDEX (R1)	5.30%	14,843	COUNSEL TRUST DBA MATC FBO
			HIRSCH INTERNATIONAL CORP 401 K
			PROFIT SHARING PLAN & TRUST
			1251 WATERFRONT PL STE 525
			PITTSBURGH PA 15222-4228

SMALLCAP S&P 600 INDEX (R3)	33.65%	1,028,781	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R3)	10.71%	327,702	STATE STREET BANK AND TRUST COMPANY
			TRUSTEE AND/OR CUSTODIAN
			FBO ADP ACCESS PRODUCT
			1 LINCOLN ST
			BOSTON MA 02111-2901

SMALLCAP S&P 600 INDEX (R3)	5.69%	173,970	PIMS/PRUDENTIAL RETIREMENT
			AS NOMINEE FOR THE TTEE/CUST PL 007
			403(B)(7) TAX DEFERRED MUTUAL
			C/O PARADIGM EQUITIES INC
			1216 KENDALE BLVD
			EAST LANSING MI 48823-2008

SMALLCAP S&P 600 INDEX (R4)	52.83%	645,358	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R4)	7.43%	90,782	CHARLES SCHWAB & CO INC
			SPECIAL CUSTODY ACCT FBO CUSTOMERS
			ATTN MUTUAL FUNDS
			101 MONTGOMERY ST
			SAN FRANCISCO CA 94104-4151

SMALLCAP S&P 600 INDEX (R4)	6.10%	74,524	STATE STREET BANK AND TRUST COMPANY
			TRUSTEE AND/OR CUSTODIAN
			FBO ADP ACCESS PRODUCT
			1 LINCOLN ST
			BOSTON MA 02111-2901

SMALLCAP S&P 600 INDEX (R5)	55.16%	2,150,728	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SMALLCAP S&P 600 INDEX (R6)	27.97%	6,338,199	DIVERSIFIED GROWTH ACCOUNT
			ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R6)	17.12%	3,879,760	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS
			ATTN NPIO TRADE DESK OMNIBUS
			711 HIGH STREET
			DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R6)	11.12%	2,520,310	DIVERSIFIED GROWTH VOLATILITY
			CONTROL ACCOUNT
			ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP S&P 600 INDEX (R6)	5.48%	1,243,145	DIVERSIFIED BALANCED ACCOUNT
			ATTN MUTUAL FUND ACCOUNTING H221
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP VALUE II (I)	42.32%	4,779,231	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

SMALLCAP VALUE II (I)	16.44%	1,857,185	PIMS/PRUDENTIAL RETIREMENT
			AS NOMINEE FOR THE TTEE/CUST PL 767
			BT U.S. RETIREMENT SAVINGS PLAN
			8951 CYPRESS WATERS BLVD STE 200
			DALLAS TX 75019-4763

SMALLCAP VALUE II (I)	9.78%	1,105,148	EMPOWER TRUST FBO
			EMPLOYEE BENEFITS CLIENTS 401K
			8515 E ORCHARD RD 2T2
			GREENWOOD VILLAGE CO 80111-5002

SMALLCAP VALUE II (I)	7.42%	838,245	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP VALUE II (R1)	89.60%	78,121	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SMALLCAP VALUE II (R1)	10.35%	9,028	RELIANCE TRUST CO TTEE
			FBO ADP ACCESS LARGE MARKET 401(K) PLAN
			201 17TH ST NW STE 1000
			ATLANTA GA 30363-1195

SMALLCAP VALUE II (R3)	73.82%	383,132	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP VALUE II (R3)	5.41%	28,085	RELIANCE TRUST CO CUST
			FBO ADP ACCESS LARGE MARKET 401(K) PLAN
			201 17TH ST NW STE 1000
			ATLANTA GA 30363-1195

SMALLCAP VALUE II (R4)	75.74%	187,893	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP VALUE II (R4)	16.08%	39,892	EMPOWER TRUST FBO
			EMPLOYEE BENEFITS CLIENTS 401K
			8515 E ORCHARD RD 2T2
			GREENWOOD VILLAGE CO 80111-5002

SMALLCAP VALUE II (R5)	97.10%	1,147,443	DCGT AS TTEE AND/OR CUST
			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP VALUE II (R6)	58.50%	51,294,215	PRINCIPAL LIFE INS COMPANY CUST
			FBO PFG OMNIBUS WRAPPED AND CUSTOM
			ATTN PLIC PROXY COORDINATOR FUNDS
			711 HIGH STREET
			DES MOINES IA 50392-0001

SMALLCAP VALUE II (R6)	7.34%	6,436,284	LIFETIME 2040 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALLCAP VALUE II (R6)	7.00%	6,142,352	LIFETIME 2030 FUND
			ATTN MUTUAL FUND ACCOUNTING- H221
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SMALLCAP VALUE II (R6)	5.73%	5,025,058	LIFETIME 2050 FUND
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALL-MIDCAP DIVIDEND INCOME (A)	18.09%	1,713,879	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

SMALL-MIDCAP DIVIDEND INCOME (A)	12.77%	1,210,157	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

SMALL-MIDCAP DIVIDEND INCOME (A)	8.29%	785,586	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

SMALL-MIDCAP DIVIDEND INCOME (A)	6.93%	657,126	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

SMALL-MIDCAP DIVIDEND INCOME (A)	6.83%	647,642	UBS WM USA
			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

SMALL-MIDCAP DIVIDEND INCOME (C)	26.90%	685,316	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

SMALL-MIDCAP DIVIDEND INCOME (C)	17.10%	435,638	RAYMOND JAMES
			OMNIBUS FOR MUTUAL FUNDS
			HOUSE ACCT FIRM 92500015
			ATTN: COURTNEY WALLER
			880 CARILLON PKWY
			ST PETERSBURG FL 33716-1102

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SMALL-MIDCAP DIVIDEND INCOME (C)	14.04%	357,777	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

SMALL-MIDCAP DIVIDEND INCOME (C)	8.71%	222,066	UBS WM USA
			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

SMALL-MIDCAP DIVIDEND INCOME (I)	23.52%	10,597,612	UBS WM USA
			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

SMALL-MIDCAP DIVIDEND INCOME (I)	19.04%	8,581,525	RAYMOND JAMES
			OMNIBUS FOR MUTUAL FUNDS
			HOUSE ACCT FIRM 92500015
			ATTN: COURTNEY WALLER
			880 CARILLON PKWY
			ST PETERSBURG FL 33716-1102

SMALL-MIDCAP DIVIDEND INCOME (I)	12.45%	5,610,151	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

SMALL-MIDCAP DIVIDEND INCOME (I)	11.87%	5,348,932	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

SMALL-MIDCAP DIVIDEND INCOME (I)	5.59%	2,519,868	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 2
			JACKSONVILLE FL 32246-6484

SMALL-MIDCAP DIVIDEND INCOME (R6)	21.62%	5,255,769	SAM BALANCED PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SMALL-MIDCAP DIVIDEND INCOME (R6)	21.26%	5,166,470	SAM CONS GROWTH PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALL-MIDCAP DIVIDEND INCOME (R6)	19.46%	4,730,021	SAM STRATEGIC GROWTH PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALL-MIDCAP DIVIDEND INCOME (R6)	13.13%	3,192,516	SAM FLEXIBLE INCOME PORTFOLIO PIF
			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

SMALL-MIDCAP DIVIDEND INCOME (R6)	5.79%	1,407,735	KENTUCKY PUBLIC EMPLOYEES DEFERRED
			COMPENSATION AUTHORITY
			C/O NATIONWIDE
			PO BOX 182029
			COLUMBUS OH 43218-2029

SMALL-MIDCAP GROWTH (I)	93.53%	740,213	PRINCIPAL FINANCIAL SERVICES INC
			PUBLIC SEED ACCOUNT
			ATTN GAM INVACCT ACA TEAM G-016-S40
			711 HIGH ST
			DES MOINES IA 50392-9992

SPECTRUM PREFERRED AND CAPITAL	19.60%	16,234,986	MLPF&S FOR THE SOLE
SECURITIES INCOME (A)			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

SPECTRUM PREFERRED AND CAPITAL	14.16%	11,729,264	WELLS FARGO CLEARING SERVICES LLC
SECURITIES INCOME (A)			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

SPECTRUM PREFERRED AND CAPITAL	13.45%	11,143,188	MORGAN STANLEY SMITH BARNEY LLC
SECURITIES INCOME (A)			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

SPECTRUM PREFERRED AND CAPITAL	8.76%	7,258,206	NATIONAL FINANCIAL SERVICES LLC
SECURITIES INCOME (A)			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SPECTRUM PREFERRED AND CAPITAL	6.49%	5,379,335	CHARLES SCHWAB & CO INC
SECURITIES INCOME (A)			FBO SPECIAL CUSTODY ACCOUNTS
			ATTN MUTUAL FUNDS
			211 MAIN ST
			SAN FRANCISCO CA 94105-1901

SPECTRUM PREFERRED AND CAPITAL	5.68%	4,708,013	UBS WM USA
SECURITIES INCOME (A)			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

SPECTRUM PREFERRED AND CAPITAL	22.10%	4,093,126	WELLS FARGO CLEARING SERVICES LLC
SECURITIES INCOME (C)			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

SPECTRUM PREFERRED AND CAPITAL	16.32%	3,022,711	MORGAN STANLEY SMITH BARNEY LLC
SECURITIES INCOME (C)			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

SPECTRUM PREFERRED AND CAPITAL	12.36%	2,289,844	MLPF&S FOR THE SOLE
SECURITIES INCOME (C)			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR EAST 3RD FL
			JACKSONVILLE FL 32246-6484

SPECTRUM PREFERRED AND CAPITAL	9.48%	1,756,655	RAYMOND JAMES
SECURITIES INCOME (C)			OMNIBUS FOR MUTUAL FUNDS
			HOUSE ACCT FIRM 92500015
			ATTN: COURTNEY WALLER
			880 CARILLON PKWY
			ST PETERSBURG FL 33716-1102

SPECTRUM PREFERRED AND CAPITAL	6.50%	1,204,167	PERSHING LLC
SECURITIES INCOME (C)			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

SPECTRUM PREFERRED AND CAPITAL	5.65%	1,046,856	CHARLES SCHWAB & CO INC
SECURITIES INCOME (C)			FBO SPECIAL CUSTODY ACCOUNTS
			ATTN MUTUAL FUNDS
			211 MAIN ST
			SAN FRANCISCO CA 94105-1901

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SPECTRUM PREFERRED AND CAPITAL	12.64%	53,784,950	WELLS FARGO CLEARING SERVICES LLC
SECURITIES INCOME (I)			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

SPECTRUM PREFERRED AND CAPITAL	11.28%	48,005,505	RAYMOND JAMES
SECURITIES INCOME (I)			OMNIBUS FOR MUTUAL FUNDS
			HOUSE ACCT FIRM 92500015
			ATTN: COURTNEY WALLER
			880 CARILLON PKWY
			ST PETERSBURG FL 33716-1102

SPECTRUM PREFERRED AND CAPITAL	11.11%	47,264,860	NATIONAL FINANCIAL SERVICES LLC
SECURITIES INCOME (I)			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

SPECTRUM PREFERRED AND CAPITAL	10.66%	45,354,630	MORGAN STANLEY SMITH BARNEY LLC
SECURITIES INCOME (I)			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

SPECTRUM PREFERRED AND CAPITAL	10.47%	44,547,655	MLPF&S FOR THE SOLE
SECURITIES INCOME (I)			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

SPECTRUM PREFERRED AND CAPITAL	7.72%	32,871,057	PERSHING LLC
SECURITIES INCOME (I)			1 PERSHING PLZ
			JERSEY CITY NJ 07399-0001

SPECTRUM PREFERRED AND CAPITAL	5.53%	23,539,533	UBS WM USA
SECURITIES INCOME (I)			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

SPECTRUM PREFERRED AND CAPITAL	5.44%	23,144,346	CHARLES SCHWAB & CO INC
SECURITIES INCOME (I)			SPECIAL CUSTODY A/C FOR THE
			BENEFIT OF CUSTOMERS
			ATTN MUTUAL FUNDS
			101 MONTGOMERY ST
			SAN FRANCISCO CA 94104-4151

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SPECTRUM PREFERRED AND CAPITAL	54.91%	29,753	DCGT AS TTEE AND/OR CUST
SECURITIES INCOME (R1)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SPECTRUM PREFERRED AND CAPITAL	38.62%	20,925	PRINCIPAL TRUST COMPANY
SECURITIES INCOME (R1)			FBO CONCORP CONCRETE INC DEFINED
			BENEFIT PENSION PLAN
			2485 ASHCROFT AVE
			CLOVIS CA 93611-6001

SPECTRUM PREFERRED AND CAPITAL	5.16%	44,791	SAMMONS RETIREMENT SOLUTIONS
SECURITIES INCOME (R3)			8300 MILLS CIVIC PKWY
			WDM IA 50266-3833

SPECTRUM PREFERRED AND CAPITAL	98.31%	103,388	DCGT AS TTEE AND/OR CUST
SECURITIES INCOME (R4)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SPECTRUM PREFERRED AND CAPITAL	43.18%	110,312	VANGUARD FIDUCIARY TRUST CO
SECURITIES INCOME (R5)			FBO 401K CLIENTS
			ATTN INVESTMENT SERVICES
			PO BOX 2600
			VALLEY FORGE PA 19482-2600

SPECTRUM PREFERRED AND CAPITAL	30.59%	78,168	DCGT AS TTEE AND/OR CUST
SECURITIES INCOME (R5)			FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS
			ATTN NPIO TRADE DESK
			711 HIGH ST
			DES MOINES IA 50392-0001

SPECTRUM PREFERRED AND CAPITAL	12.05%	30,795	JOHN HANCOCK TRUST COMPANY LLC
SECURITIES INCOME (R5)			690 CANTON ST STE 100
			WESTWOOD MA 02090-2324

SPECTRUM PREFERRED AND CAPITAL	9.50%	24,290	PRINCIPAL TRUST COMPANY
SECURITIES INCOME (R5)			FBO NQ DB OF AAA ARIZONA
			ATTN SUSAN SAGGIONE
			1013 CENTRE RD
			WILMINGTON DE 19805-1265

SPECTRUM PREFERRED AND CAPITAL	19.64%	26,931,415	WELLS FARGO BANK NA FBO
SECURITIES INCOME (R6)			OMNIBUS CASH CASH XXXX0
			PO BOX 1533
			MINNEAPOLIS MN 55480-1533

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
SPECTRUM PREFERRED AND CAPITAL	14.98%	20,541,179	SAM BALANCED PORTFOLIO PIF
SECURITIES INCOME (R6)			ATTN MUTUAL FUND ACCOUNTING -H221
			711 HIGH ST
			DES MOINES IA 50392-0001

SPECTRUM PREFERRED AND CAPITAL	14.33%	19,655,942	MLPF&S FOR THE SOLE
SECURITIES INCOME (R6)			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

SPECTRUM PREFERRED AND CAPITAL	12.69%	17,410,217	SAM FLEXIBLE INCOME PORTFOLIO PIF
SECURITIES INCOME (R6)			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

SPECTRUM PREFERRED AND CAPITAL	7.86%	10,779,305	SAM CONS BALANCED PORTFOLIO PIF
SECURITIES INCOME (R6)			ATTN MUTUAL FUND ACCOUNTING-H221
			711 HIGH ST
			DES MOINES IA 50392-0001

SPECTRUM PREFERRED AND CAPITAL	7.20%	9,876,505	WELLS FARGO CLEARING SERVICES
SECURITIES INCOME (R6)			A/C 2035-5107
			ONE NORTH JEFFERSON AVENUE
			SAINT LOUIS MO 63103-2287

TAX-EXEMPT BOND (A)	15.68%	6,879,609	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

TAX-EXEMPT BOND (A)	15.57%	6,833,034	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

TAX-EXEMPT BOND (A)	7.63%	3,350,668	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

TAX-EXEMPT BOND (A)	7.54%	3,310,578	J. P. MORGAN SECURITIES LLC
			FBO EXCLUSIVE BENEFIT OF OUR CUST
			4 CHASE METROTECH CTR
			BROOKLYN NY 11245-0003

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
TAX-EXEMPT BOND (A)	5.34%	2,345,600	MLPF&S FOR THE SOLE
			BENEFIT OF ITS CUSTOMERS
			ATTN FUND ADMINISTRATION
			4800 DEER LAKE DR E FL 3
			JACKSONVILLE FL 32246-6484

TAX-EXEMPT BOND (C)	25.58%	829,584	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

TAX-EXEMPT BOND (C)	10.38%	336,796	LPL FINANCIAL
			OMNIBUS CUSTOMER ACCOUNT
			ATTN MUTUAL FUND TRADING
			4707 EXECUTIVE DR
			SAN DIEGO CA 92121-3091

TAX-EXEMPT BOND (C)	9.80%	317,953	NATIONAL FINANCIAL SERVICES LLC
			FOR THE EXCL BENE OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

TAX-EXEMPT BOND (C)	9.08%	294,446	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

TAX-EXEMPT BOND (C)	8.53%	276,801	UBS WM USA
			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

TAX-EXEMPT BOND (C)	7.69%	249,419	AMERICAN ENTERPRISE INVESTMENT SVC
			FBO #41999970
			707 2ND AVE S
			MINNEAPOLIS MN 55402-2405

TAX-EXEMPT BOND (I)	33.53%	13,274,373	NATIONAL FINANCIAL SERVICES LLC
			FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS
			499 WASHINGTON BLVD
			ATTN MUTUAL FUNDS DEPT 4TH FL
			JERSEY CITY NJ 07310-1995

Fund/Class	Percent of Ownership	Number of Shares	Name and Address of Owner
TAX-EXEMPT BOND (I)	15.94%	6,312,495	WELLS FARGO CLEARING SERVICES LLC
			SPECIAL CUSTODY ACCT FOR THE
			EXCLUSIVE BENEFIT OF CUSTOMER
			2801 MARKET ST
			SAINT LOUIS MO 63103-2523

TAX-EXEMPT BOND (I)	11.52%	4,560,879	AMERICAN ENTERPRISE INVESTMENT SVC
			FBO #41999970
			707 2ND AVE S
			MINNEAPOLIS MN 55402-2405

TAX-EXEMPT BOND (I)	7.69%	3,045,882	LPL FINANCIAL
			OMNIBUS CUSTOMER ACCOUNT
			ATTN MUTUAL FUND TRADING
			4707 EXECUTIVE DR
			SAN DIEGO CA 92121-3091

TAX-EXEMPT BOND (I)	6.07%	2,405,344	MORGAN STANLEY SMITH BARNEY LLC
			FOR THE EXCLUSIVE BENE OF ITS CUST
			1 NEW YORK PLZ FL 12
			NEW YORK NY 10004-1965

TAX-EXEMPT BOND (I)	5.00%	1,981,700	UBS WM USA
			0O0 11011 6100
			OMNI ACCOUNT M/F
			SPEC CDY A/C EBOC UBSFSI
			1000 HARBOR BLVD
			WEEHAWKEN NJ 07086-6761

APPENDIX B

AUDIT COMMITTEE CHARTER

PRINCIPAL FUNDS3
Audit Committee Charter (Amended September 13, 2022)
This charter sets forth the purpose, operating guidelines and responsibilities of the Audit Committee (the “Committee”) of the Boards of Directors/Trustees of the Principal Funds (the “Funds”). The Committee reviews the charter at least annually.

Purpose
The primary purpose of the Committee is to assist the Board in fulfilling certain of its responsibilities. The Audit Committee serves as an independent and objective party to monitor the Funds’ accounting policies, valuation policies and procedures4, financial reporting and internal control systems, as well as the work of the independent registered public accounting firm. The Audit Committee assists Board oversight of (1) the integrity of the Funds’ financial statements; (2) the Funds’ compliance with certain legal and regulatory requirements;5 (3) the independent registered public accounting firm’s qualifications and independence; (4) the performance of the Funds’ independent registered public accounting firm; and (5) the valuation process for the Funds. The Audit Committee also serves to provide an open avenue of communication among the independent registered public accounting firm, the Manager’s internal auditors, Fund management, and the Board.

The Committee’s role is limited to oversight. PGI is responsible for preparing the Funds’ financial statements in accordance with generally accepted accounting principles, determining appropriate valuations, and for establishing and maintaining appropriate systems for accounting, financial reporting and internal control over financial reporting. The independent registered public accounting firm is responsible for conducting an audit of the Funds’ financial statements in accordance with applicable legal and professional standards, including the standards set by the Public Company Accounting Oversight Board.

Although the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles. Nothing in this charter shall be construed to reduce the responsibilities or liabilities of the Funds’ service providers, including the independent registered public accounting firm. The independent registered public accounting firm is ultimately accountable to the Funds’ Board and the Committee.

Operating Guidelines
The Board shall appoint the members of the Committee and the Committee’s Chair. Members of the Committee may not be interested persons of the Funds, as defined in the Investment Company Act of 1940, as amended. The number of Committee members shall satisfy each of the securities exchanges on which the Funds offers shares. In addition, a member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board or any other board committee, accept directly or indirectly any consulting, advisory, or other compensatory fee from the Funds or any affiliate of the Funds.
3 Includes Principal Funds, Inc., Principal Variable Contracts Funds, Inc., Principal Exchange-Traded Funds, and any registered closed-end investment company operated as an interval fund and managed by Principal Global Investors, LLC.
4 Principal Global Investors, LLC (“PGI”) is the Funds’ valuation designee pursuant to SEC Rule 2a-5. Accordingly, this responsibility includes monitoring PGI’s valuation policies and procedures applicable to the Funds.
5 The Board has delegated to other committees oversight of various legal and regulatory requirements. The Audit Committee’s function is limited to the activities set forth in this charter.

Each member of the Committee shall be financially literate, as such qualification is interpreted by the Funds’ Board in its business judgment. At least one member of the Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. The Board will determine whether any member of the Committee is an “audit committee financial expert” as defined in Item 3 of Form N-CSR.

There shall be four regular meetings of the Committee each year. In conjunction with these meetings, the Committee shall meet in private executive sessions. The Committee or its Chair may call additional meetings as each deems appropriate. The Committee shall meet periodically, in separate executive sessions, with representatives of Fund Management, the Manager’s internal auditors and the Funds’ independent registered public accounting firm. The Committee may also request to meet with internal legal counsel and compliance personnel of the Manager and with personnel of entities that provide significant accounting or administrative services to the Funds to discuss matters relating to the Funds’ accounting and compliance as well as other Fund-related matters.

Except as provided by law, the following provisions shall govern the conduct of Committee meetings:
•Notice. Notice shall be given as provided for meetings of the Board of Directors/Trustees of the Principal Funds.
•Quorum. At any Committee meeting a majority of the Committee members shall constitute a quorum. Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.
•Action by Vote. When a quorum is present at any meeting, a majority of Committee members may take any action.
•Action by Written Consent. Any action required or permitted to be taken at any Committee meeting may be taken without a meeting if all of the Committee members consent to the action in writing or by electronic transmission and such consents are filed with the records of the meetings of the Committee. Such consent shall be treated for all purposes as a vote taken at a Committee meeting.
•Presence Through Communications Equipment. The members of the Committee may participate in a Committee meeting by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.
•Minutes. Minutes of the meeting shall be taken and circulated to all members of the Committee in a timely manner.

Responsibilities
The Responsibilities of the Committee include, but are not limited to, the following:

Overseeing Valuation Process:
•Review and approve modifications to the Funds’ and their valuation designee’s valuation policies and procedures, as applicable.
•Review activities of the Valuation committee.
•Review Money Market Fund oversight.
•Review NAV error reports, and errors/omissions reports.

•Review the fair valuation process.

Overseeing Financial Reporting Process:
•Review with Fund management and the independent registered public accounting firm, the organizational structure, reporting relationship, adequacy of resources and qualifications of the senior Fund management personnel responsible for accounting and financial reporting.
•Review any legal or regulatory matters that arise that could have a material impact on the Funds’ financial statements.
•Oversee the compliance with the Funds’ Code of Ethics for Principal Executive and Senior Financial Officers and consider changes prior to presentation for Board approval.
•Review after fiscal year end, prior to the filing of the Funds’ annual financial statements, a report from the independent registered public accounting firm on:
◦All critical accounting policies and practices to be used;
◦All alternative treatments of financial information within generally accepted accounting principles for policies and practices related to material items that have been discussed with Fund management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent registered public accounting firm;
◦Other material written communications between the independent registered public accounting firm and Fund management including any audit problems or difficulties and management’s response, the management representation letter or schedule of unadjusted differences, if any; and
◦All non-audit services provided to an entity in the “investment company complex” as defined in paragraph (f)(14) of Rule 2‑01 of Regulation S‑X that were not pre-approved by the Audit Committee.

Monitoring System of Internal Controls:
•Review with Fund management and the independent registered public accounting firm their separate evaluation of the adequacy and effectiveness of the Funds’ system of internal controls, including those of the Funds’ service providers.
•Review with the Manager’s internal auditors any findings or recommendations related to the Funds’ systems for accounting, valuation, financial reporting and internal controls and Fund management’s response.
•Receive and review a report from the Manager’s internal auditors regarding any complaints on accounting, valuation, auditing and internal control matters.
•Receive and review information from the Principal Financial Group’s Chief Internal Auditor and the Funds’ Chief Compliance Officer regarding any complaints concerning questionable accounting, valuation, internal accounting controls, audit matters, or fund accounting matters made through the Principal Financial Group’s “whistleblower” procedures by employees of the Funds or the investment advisor, sub-advisors, administrators, principal underwriters, or any other provider of accounting related services for the Funds. Principal Financial Group’s whistleblower procedures are intended to empower employees and others to confidentially and anonymously report any unethical employee behavior, and those procedures will be used to facilitate the identification by the Principal Financial Group’s Chief Internal Auditor and the Funds’ Chief Compliance Officer of complaint information for the Audit Committee’s review.

•Review with the Funds’ principal executive officer and/or principal financial officer, in connection with the required certifications on Form N-CSR, any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Funds’ internal control over financial reporting.
•Review the Manager’s internal audit function, including its audit plans, staffing and explanations for any deviations from plans.
•Review PGI’s valuation risk matrix for the Funds at least annually in addition to other reports required by SEC Rule 2a-5.

Overseeing the Engagement and Performance of the Funds’ Independent Registered Public Accounting Firm:
•Following evaluation, approve and recommend to the Board, the appointment, retention or termination of any independent registered public accounting firm employed by the Funds and approve the fees and other compensation to be paid to such independent registered public accounting firm.
•Meet with the Funds’ independent registered public accounting firm, including private meetings, as necessary, to: (i) review the arrangements for the annual audit and any other audits or non-audit services; (ii) discuss any matters of concern brought to its attention relating to the Funds’ financial statements, including any proposed adjustments to such statements recommended by the independent registered public accounting firm, or other results of said audit(s); (iii) consider the independent registered public accounting firm’s comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) review with management and the independent registered public accounting firm the annual financial statements, including a discussion with the independent registered public accounting firm of matters required by professional standards and (v) review the form of opinion the independent registered public accounting firm proposes to render to the Board.
•Receive and evaluate on a periodic basis the formal written disclosures and letters from the independent registered public accounting firm as required by the Public Company Accounting Oversight Board (“PCAOB”) Rule 3526.6
•Set policies relating to the hiring by entities within the Fund complex of employees or former employees of the independent registered public accounting firm.
•Obtain and review a report by the independent registered public accounting firm, at least annually, describing any material issues raised by the most recent PCAOB review of the independent registered public accounting firm or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm.
•Review and pre-approve all services, including all audit and non-audit services, performed by the Funds’ independent registered public accounting firm for the Funds.
•Review and pre-approve all non-audit services performed by the Funds’ independent registered public accounting firm for the Manager or any entity controlling, controlled by or under common
6 PCAOB Rule 3526 generally requires, among other things, that an auditor: (i) describe to the Committee, in writing, all relationships between the registered public accounting firm or any affiliates of the firm and the audit client or persons in financial reporting oversight roles at the audit client that, as of the date of the communication, may reasonably be thought to bear on independence; (ii) discuss with the Committee the potential effects of the relationships described in (i) on the independence of the registered public accounting firm; (iii) affirm to the Committee, in writing, that, as of the date of the communication, the registered public accounting firm is independent in compliance with PCAOB Rule 3520; and (iv) document the substance of its discussion with the Committee.

control with the Manager that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds; and to develop, to the extent deemed appropriate by the Committee, policies and procedures for pre-approval of the engagement of the Funds’ independent registered public accounting firm to provide any of these non-audit services.
•Consider the controls applied by the independent registered public accounting firm in an effort to assure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion.
•Review annual audit plans of the independent registered public accounting firm for the Funds.

Other Responsibilities
•Report activities to the Boards of Directors/Trustees on a regular basis.
•Conduct an annual self-evaluation.
•Maintain communication with counsel for independent directors/trustees.
•Investigate any other matter brought to its attention within the scope of its duties, with the authority in its discretion to retain legal, accounting or other experts or consultants to advise the Committee, at the expense of the Funds, if, in the Committee’s judgment, that is appropriate.
•Perform any other acts consistent with this Charter, the Funds’ Charter, By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.

Funding
The Committee shall receive appropriate funding, as determined by the Committee, for payment of (i) compensation to the independent registered public accounting firm for approved audit or non-audit services for the Funds; (ii) compensation to any legal, accounting or other experts or consultants retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

PFI_Trad_100154_0423 PO Box 211230, Eagan, MN 55121-9984 VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided. VOTE ONLINE 1. Read the proxy statement and have the proxy card at hand. 2. Go to: www.proxyvotenow.com/pfi2023 3. Follow the simple instructions. VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free: 877-718-7240 3. Follow the simple instructions. FUND NAME PRINTS HERE PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF PRINCIPAL FUNDS, INC. TO BE HELD APRIL 26, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned shareholder of the above-referenced Fund (the “Fund”) hereby appoints each of Laura Latham, Adam Shaikh, and Clint Woods, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Fund, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on April 26, 2023 at 10:00 a.m. Central Time, at 801 Grand Avenue, Des Moines, Iowa 50392, and at any adjournment thereof. The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF. CONTROL NUMBER AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable Sign in the box above Date Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should

PFI_Trad_100154_0423 sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

PFI_Trad_100154_0423 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 26, 2023. The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/principal2023 YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY! YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. This proxy is solicited on behalf of the Board of Directors. It will be voted as specified. If no specification is made, this proxy shall be voted “FOR” the proposals. The Board of Directors has voted in favor of all the proposals and recommends that you vote “FOR” all the proposals. TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: 1. To elect thirteen Directors to the Board of Directors (Shareholders of all Funds). FOR ALL WITHHOLD ALL FOR ALL EXCEPT* (01) Leroy T. Barnes, Jr. (08) Karen McMillan    (02) Craig Damos (09) Elizabeth A. Nickels (03) Katharin S. Dyer (10) Mary M. VanDeWeghe (04) Frances P. Grieb (11) Kamal Bhatia (05) Fritz S. Hirsch (12) Patrick G. Halter (06) Victor L. Hymes (13) Kenneth A. McCullum (07) Padelford L. Lattimer *Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below. FOR AGAINST ABSTAIN 2. To approve the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with all sub-advisors, regardless of the degree of affiliation, on behalf of the Fund without obtaining shareholder approval (Shareholders of all Funds except, Global Sustainable Listed Infrastructure Fund).   

PFI_OV_100154_0423 PO Box 211230, Eagan, MN 55121-9984 VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the proxy card. 3. Sign, date and return the proxy card in the envelope provided VOTE ONLINE 1. Read the proxy statement and have the proxy card at hand. 2. Go to www.proxyvotenow.com/pfi2023 3. Follow the simple instructions. VOTE BY PHONE 1. Read the proxy statement and have the proxy card at hand. 2. Call toll-free 877-718-7240 3. Follow the simple instructions. PRINCIPAL FUNDS, INC. PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 26, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned shareholder of the Funds listed on the reverse side of this proxy card (the “Funds”) hereby appoints each of Laura Latham, Adam Shaikh, and Clint Woods, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the Funds, which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on April 26, 2023 at 10:00 a.m. Central Time, at 801 Grand Avenue, Des Moines, Iowa 50392, and at any adjournment thereof. The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF THIS PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSALS, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF. CONTROL NUMBER AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable Sign in the box above Date Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

PFI_OV_100154_0423 YOUR SIGNATURE ON THIS CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Shareholders to be held on April 26, 2023. Please refer to the Proxy Statement for a discussion of each of these matters. The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/principal2023 This card represents all your accounts with the same registration and address. YOUR FUNDS YOUR FUNDS YOUR FUNDS FundName1 FundName2 FundName3 FundName4 FundName5 FundName6 This proxy is solicited on behalf of the Board of Directors. It will be voted as specified. If no specification is made, this proxy will be voted “FOR” the proposals. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on these matters in accordance with the views of management. The Board of Directors has voted in favor of all the proposals and recommends that you vote “FOR” all the proposals. TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK IN AS FOLLOWS:  1. To elect thirteen Directors to the Board of Directors (Shareholders of all Funds). FOR ALL WITHHOLD ALL FOR ALL EXCEPT* (01) Leroy T. Barnes, Jr. (08) Karen McMillan    (02) Craig Damos (09) Elizabeth A. Nickels (03) Katharin S. Dyer (10) Mary M. VanDeWeghe (04) Frances P. Grieb (11) Kamal Bhatia (05) Fritz S. Hirsch (12) Patrick G. Halter (06) Victor L. Hymes (13) Kenneth A. McCullum (07) Padelford L. Lattimer *Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below. 2. To approve the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with all sub-advisors, regardless of the degree of affiliation, on behalf of the Fund without obtaining shareholder approval (Shareholders of all Funds, except Global Sustainable Listed Infrastructure Fund). To vote all Funds FOR  To vote all Funds AGAINST  To ABSTAIN votes for all Funds , or vote separately by Fund(s) below. If you own the same fund in multiple accounts, that fund name will appear multiple times. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 FundName1    02 FundName2    03 FundName3    04 FundName4    05 FundName5    06 FundName6   

PFI-VIC_Trad_100154_0423 PO Box 211230, Eagan, MN 55121-9984 VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the card. 3. Sign, date and return the card in the envelope provided. VOTE ONLINE 1. Read the proxy statement and have the card at hand. 2. Go to: www.proxyvotenow.com/pfi2023 3. Follow the simple instructions. VOTE BY PHONE 1. Read the proxy statement and have the card at hand. 2. Call toll-free: 877-718-7240 3. Follow the simple instructions. FUND NAME PRINTS HERE INSURANCE COMPANY NAME PRINTS HERE PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF PRINCIPAL FUNDS, INC. TO BE HELD APRIL 26, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, an owner or participant in an annuity or life insurance contract (the “Contract”) of the above-named Fund (the “Fund”), hereby appoints and authorizes the insurance company named above (the “Company”) to vote and act with respect to all shares of the Fund, which are attributable to the undersigned’s participation in the Contract, at the Annual Meeting of Shareholders to be held on April 26, 2023 at 10:00 a.m. Central Time, at 801 Grand Avenue, Des Moines, Iowa 50392, and at any adjournment thereof. The Company will vote the shares represented by this card in accordance with the choices made on this card. If a card is not marked to indicate voting instructions, but is signed, dated, and returned, it will be treated as an instruction to vote the shares in favor of the proposals. If you fail to return this voting instruction card, the Company will vote the shares attributable to the account value in the same proportion as votes cast by contract owners in the same separate account, when applicable. CONTROL NUMBER AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable Sign in the box above Date Note: Please sign exactly as your name(s) appear(s) on this card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign

PFI-VIC_Trad_100154_0423 personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

PFI-VIC_Trad_100154_0423 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 26, 2023. The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/principal2023 YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY! YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. This proxy is solicited on behalf of the Board of Directors. It will be voted as specified. If no specification is made, this card shall be voted “FOR” the proposals. The Board of Directors has voted in favor of all the proposals and recommends that you vote “FOR” all the proposals. TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: 1. To elect thirteen Directors to the Board of Directors (Shareholders of all Funds). FOR ALL WITHHOLD ALL FOR ALL EXCEPT* (01) Leroy T. Barnes, Jr. (08) Karen McMillan    (02) Craig Damos (09) Elizabeth A. Nickels (03) Katharin S. Dyer (10) Mary M. VanDeWeghe (04) Frances P. Grieb (11) Kamal Bhatia (05) Fritz S. Hirsch (12) Patrick G. Halter (06) Victor L. Hymes (13) Kenneth A. McCullum (07) Padelford L. Lattimer *Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below. FOR AGAINST ABSTAIN 2. To approve the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with all sub-advisors, regardless of the degree of affiliation, on behalf of the Fund without obtaining shareholder approval (Shareholders of all Funds except, Global Sustainable Listed Infrastructure Fund).   

PFI-VIC-NI_Trad_100154_0423 PO Box 211230, Eagan, MN 55121-9984 VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the card. 3. Sign, date and return the card in the envelope provided. VOTE ONLINE 1. Read the proxy statement and have the card at hand. 2. Go to: www.proxyvotenow.com/pfi2023 3. Follow the simple instructions. VOTE BY PHONE 1. Read the proxy statement and have the card at hand. 2. Call toll-free: 877-718-7240 3. Follow the simple instructions. FUND NAME PRINTS HERE PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS OF PRINCIPAL FUNDS, INC. TO BE HELD APRIL 26, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, an owner or participant in an annuity or life insurance contract (the “Contract”) of the above-named Fund (the “Fund”), hereby appoints and authorizes the insurance company that issued the Contract (the “Company”) to vote and act with respect to all shares of the Fund, which are attributable to the undersigned’s participation in the Contract, at the Annual Meeting of Shareholders to be held on April 26, 2023 at 10:00 a.m. Central Time, at 801 Grand Avenue, Des Moines, Iowa 50392, and at any adjournment thereof. The Company will vote the shares represented by this card in accordance with the choices made on this card. If a card is not marked to indicate voting instructions, but is signed, dated, and returned, it will be treated as an instruction to vote the shares in favor of the proposals. If you fail to return this voting instruction card, the Company will vote the shares attributable to the account value in the same proportion as votes cast by contract owners in the same separate account, when applicable. CONTROL NUMBER AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable Sign in the box above Date Note: Please sign exactly as your name(s) appear(s) on this card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign

PFI-VIC-NI_Trad_100154_0423 personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

PFI-VIC-NI_Trad_100154_0423 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on April 26, 2023. The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/principal2023 YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY! YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. This proxy is solicited on behalf of the Board of Directors. It will be voted as specified. If no specification is made, this card shall be voted “FOR” the proposals. The Board of Directors has voted in favor of all the proposals and recommends that you vote “FOR” all the proposals. TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: 1. To elect thirteen Directors to the Board of Directors (Shareholders of all Funds). FOR ALL WITHHOLD ALL FOR ALL EXCEPT* (01) Leroy T. Barnes, Jr. (08) Karen McMillan    (02) Craig Damos (09) Elizabeth A. Nickels (03) Katharin S. Dyer (10) Mary M. VanDeWeghe (04) Frances P. Grieb (11) Kamal Bhatia (05) Fritz S. Hirsch (12) Patrick G. Halter (06) Victor L. Hymes (13) Kenneth A. McCullum (07) Padelford L. Lattimer *Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below. FOR AGAINST ABSTAIN 2. To approve the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with all sub-advisors, regardless of the degree of affiliation, on behalf of the Fund without obtaining shareholder approval (Shareholders of all Funds except, Global Sustainable Listed Infrastructure Fund).   

PFI-VIC_OV_100154_0423 PO Box 211230, Eagan, MN 55121-9984 VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the card. 3. Sign, date and return the card in the envelope provided. VOTE ONLINE 1. Read the proxy statement and have the card at hand. 2. Go to www.proxyvotenow.com/pfi2023 3. Follow the simple instructions. VOTE BY PHONE 1. Read the proxy statement and have the card at hand. 2. Call toll-free 877-718-7240 3. Follow the simple instructions. INSURANCE COMPANY NAME PRINTS HERE PRINCIPAL FUNDS, INC. PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 26, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, an owner or participant in an annuity or life insurance contract (the “Contract”) of the Funds listed on the reverse side of this card (the “Funds”), hereby appoints and authorizes the insurance company named above (the “Company”) to vote and act with respect to all shares of the Funds, which are attributable to the undersigned’s participation in the Contract, at the Annual Meeting of Shareholders to be held on April 26, 2023 at 10:00 a.m. Central Time, at 801 Grand Avenue, Des Moines, Iowa 50392, and at any adjournment thereof. The Company will vote the shares represented by this card in accordance with the choices made on this card. If a card is not marked to indicate voting instructions, but is signed, dated, and returned, it will be treated as an instruction to vote the shares in favor of the proposals. If you fail to return this voting instruction card, the Company will vote the shares attributable to the account value in the same proportion as votes cast by contract owners in the same separate account, when applicable. CONTROL NUMBER AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable Sign in the box above Date Note: Please sign exactly as your name(s) appear(s) on this card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign

PFI-VIC_OV_100154_0423 personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

PFI-VIC_OV_100154_0423 YOUR SIGNATURE ON THIS CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Shareholders to be held on April 26, 2023. Please refer to the Proxy Statement for a discussion of each of these matters. The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/principal2023 This card represents all your accounts with the same registration and address. YOUR FUNDS YOUR FUNDS YOUR FUNDS FundName1 FundName2 FundName3 FundName4 FundName5 FundName6 This proxy is solicited on behalf of the Board of Directors. It will be voted as specified. If no specification is made, this card will be voted “FOR” the proposals. If any other matters properly come before the Meeting to be voted on, the Company will vote, act and consent on these matters in accordance with the views of management. The Board of Directors has voted in favor of all the proposals and recommends that you vote “FOR” all the proposals. TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK IN AS FOLLOWS:  1. To elect thirteen Directors to the Board of Directors (Shareholders of all Funds). FOR ALL WITHHOLD ALL FOR ALL EXCEPT* (01) Leroy T. Barnes, Jr. (08) Karen McMillan    (02) Craig Damos (09) Elizabeth A. Nickels (03) Katharin S. Dyer (10) Mary M. VanDeWeghe (04) Frances P. Grieb (11) Kamal Bhatia (05) Fritz S. Hirsch (12) Patrick G. Halter (06) Victor L. Hymes (13) Kenneth A. McCullum (07) Padelford L. Lattimer *Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below. 2. To approve the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with all sub-advisors, regardless of the degree of affiliation, on behalf of the Fund without obtaining shareholder approval (Shareholders of all Funds, except Global Sustainable Listed Infrastructure Fund). To vote all Funds FOR  To vote all Funds AGAINST  To ABSTAIN votes for all Funds , or vote separately by Fund(s) below. If you own the same fund in multiple accounts, that fund name will appear multiple times. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 FundName1    02 FundName2    03 FundName3    04 FundName4    05 FundName5    06 FundName6   

PFI-VIC-NI_OV_100154_0423 PO Box 211230, Eagan, MN 55121-9984 VOTE BY MAIL 1. Read the proxy statement. 2. Check the appropriate box(es) on the reverse side of the card. 3. Sign, date and return the card in the envelope provided. VOTE ONLINE 1. Read the proxy statement and have the card at hand. 2. Go to www.proxyvotenow.com/pfi2023 3. Follow the simple instructions. VOTE BY PHONE 1. Read the proxy statement and have the card at hand. 2. Call toll-free 877-718-7240 3. Follow the simple instructions. PRINCIPAL FUNDS, INC. PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 26, 2023 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, an owner or participant in an annuity or life insurance contract (the “Contract”) of the Funds listed on the reverse side of this card (the “Funds”), hereby appoints and authorizes the insurance company that issued the Contract (the “Company”) to vote and act with respect to all shares of the Funds, which are attributable to the undersigned’s participation in the Contract, at the Annual Meeting of Shareholders to be held on April 26, 2023 at 10:00 a.m. Central Time, at 801 Grand Avenue, Des Moines, Iowa 50392, and at any adjournment thereof. The Company will vote the shares represented by this card in accordance with the choices made on this card. If a card is not marked to indicate voting instructions, but is signed, dated, and returned, it will be treated as an instruction to vote the shares in favor of the proposals. If you fail to return this voting instruction card, the Company will vote the shares attributable to the account value in the same proportion as votes cast by contract owners in the same separate account, when applicable. CONTROL NUMBER AUTHORIZED SIGNATURE(S) This section must be completed for your vote to be counted. Signature(s) and Title(s), if applicable Sign in the box above Date Note: Please sign exactly as your name(s) appear(s) on this card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign

PFI-VIC-NI_OV_100154_0423 personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

PFI-VIC-NI_OV_100154_0423 YOUR SIGNATURE ON THIS CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Shareholders to be held on April 26, 2023. Please refer to the Proxy Statement for a discussion of each of these matters. The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/principal2023 This card represents all your accounts with the same registration and address. YOUR FUNDS YOUR FUNDS YOUR FUNDS FundName1 FundName2 FundName3 FundName4 FundName5 FundName6 This proxy is solicited on behalf of the Board of Directors. It will be voted as specified. If no specification is made, this card will be voted “FOR” the proposals. If any other matters properly come before the Meeting to be voted on, the Company will vote, act and consent on these matters in accordance with the views of management. The Board of Directors has voted in favor of all the proposals and recommends that you vote “FOR” all the proposals. TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK IN AS FOLLOWS:  1. To elect thirteen Directors to the Board of Directors (Shareholders of all Funds). FOR ALL WITHHOLD ALL FOR ALL EXCEPT* (01) Leroy T. Barnes, Jr. (08) Karen McMillan    (02) Craig Damos (09) Elizabeth A. Nickels (03) Katharin S. Dyer (10) Mary M. VanDeWeghe (04) Frances P. Grieb (11) Kamal Bhatia (05) Fritz S. Hirsch (12) Patrick G. Halter (06) Victor L. Hymes (13) Kenneth A. McCullum (07) Padelford L. Lattimer *Instruction: To withhold authority to vote for any individual nominee(s), mark the FOR ALL EXCEPT box and write the nominee(s) number(s) on the line below. 2. To approve the ability of Principal Global Investors, LLC to enter into and/or materially amend agreements with all sub-advisors, regardless of the degree of affiliation, on behalf of the Fund without obtaining shareholder approval (Shareholders of all Funds, except Global Sustainable Listed Infrastructure Fund). To vote all Funds FOR  To vote all Funds AGAINST  To ABSTAIN votes for all Funds , or vote separately by Fund(s) below. If you own the same fund in multiple accounts, that fund name will appear multiple times. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 01 FundName1    02 FundName2    03 FundName3    04 FundName4    05 FundName5    06 FundName6   

PRINCIPAL FUNDS, INC. CALL CENTER OUTBOUND CALLING SCRIPT FOR MSFS and DA PURPOSES ONLY Updated: 2/23/2023 Hello, my name is (CSR FULL NAME). May I please speak with (SHAREHOLDER’S FULL NAME)? (Repeat the greeting if necessary) I am calling on a recorded line regarding your current investment in the <<insert FUND NAME here>>. Materials were sent to you for the upcoming Annual Meeting of Shareholders scheduled to take place on April 26, 2023 and at this time we have not yet received your vote. The Board of Directors is recommending a vote IN FAVOR of the proposals. Would you like to vote along with their recommendation? (Pause for shareholders response) Confirming the vote with the shareholder: I am recording your vote (RECAP VOTING INSTRUCTIONS FOR ALL NOMINEES/PROPOSALS). For confirmation purposes please state your full name. (Pause for shareholder’s response) According to our records, you reside in (city, state, zip code). (Pause for shareholder’s response) To ensure that we have the correct address for the letter confirming your vote, please state your street address. (Pause for shareholder’s response) Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll-free number listed in the letter. Mr./Mrs./Ms. (SHAREHOLDER’S LAST NAME), your vote is important and your time today is appreciated. Thank you and have a good (MORNING, AFTERNOON, EVENING). If NO, a negative response from the shareholder, or a shareholder has not received the information: The purpose of the Meeting is <<additional text to be inserted by Call Center>> With that being said, your Board of Directors is recommending a vote IN FAVOR of the proposals. Would you like to vote along with their recommendation? (Pause for shareholders response and answer questions they might have) If a shareholders still chooses not to vote: I understand you do not wish to vote at this time. Thank you and have a good day. Shareholder Not Available: We can be reached toll-free at 1-833-290-2605, Monday through Friday between the hours of 10:00AM and 11:00PM Eastern time. Your time today is appreciated. Thank you and have a good day. If YES or a positive response from the shareholder: If we identify any additional accounts you own prior to this meeting, would you like to vote those accounts in the same manner as you have voted with me today? (Pause for shareholders response) (Proceed to confirming the vote with the shareholder)

PRINCIPAL FUNDS, INC. CALL CENTER VOICEMAIL SCRIPT FOR MSFS and DA PURPOSES ONLY Updated: 2/23/2023 Hello. I am calling on behalf of your current investment in <<insert FUND NAME here>>. The Annual Meeting of Shareholders is scheduled to take place on April 26, 2023. All shareholders are being asked to consider and vote on important matters. As of today your vote has not been registered. Your vote is important. Please contact us as soon as possible, toll-free at 1-833-290-2605, Monday through Friday between the hours of 10:00AM and 11:00PM Eastern time to cast your vote. Thank you and have a good day.

INBOUND - CLOSED RECORDING Thank you for calling the Principal proxy voting line. Our offices are closed. Please call us back during our normal business hours which are, Monday through Friday, 10:00 a.m. to 11:00 p.m. Eastern time. Thank you and have a nice day. INBOUND - CALL IN QUEUE MESSAGE Thank you for calling the Principal proxy voting line. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received. END OF CAMPAIGN MESSAGE* Thank you for calling the Principal proxy voting line. The Joint Annual Meeting of Shareholders scheduled for April 26, 2023 has concluded. As a result, this toll-free number is no longer in service for proxy related shareholder calls. If you have questions about your investment in Principal Funds, Inc., Principal Variable Contracts Funds, Inc., Principal Exchange-Traded Funds or Principal Diversified Select Real Asset Fund, please contact your Financial Advisor or call Principal directly at 800-222-5852. Thank you. *Please note that the End Of Campaign Message should not be applied until DCP has provided instruction to do so. PRINCIPAL 2023 INBOUND LINE MESSAGING